UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09054

CREDIT SUISSE OPPORTUNITY FUNDS
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Opportunity Funds One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2014 to October 31, 2015

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
MULTIALTERNATIVE STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Multialternative Strategy Fund (the "Fund") for the 12 months ended October 31, 2015.

Performance Summary
11/01/14 – 10/31/15

Fund & Benchmark	Performance
Class I1	2.33%
Class A1,2	2.08%
Class C1,2	1.23%
Credit Suisse Hedge Fund Index[3]	1.45%
Credit Suisse Liquid Alternative Beta Index[4]	2.46%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively. 2

Market Review: A volatile period

The Fund's multi-alternative strategy seeks to approximate the aggregate returns of the universe of hedge funds, as represented by the Credit Suisse Hedge Fund Index, using liquid investments.

The 12 months ended October 31, 2015 was a volatile one for hedge funds, with the Credit Suisse Hedge Fund Index, the Fund's primary benchmark, returning 1.45%.

Within the hedge fund universe, trend-following strategies, such as managed futures, experienced gains due to trends in fixed income, commodities (most notably oil), and a strengthening U.S. dollar versus several G10 currencies. Managed futures strategies did experience periods of equity market volatility and several trend reversals, particularly in the second and third quarters of 2015.

Event-driven strategies were generally able to benefit from opportunities in distressed corporate credit and increased corporate activity early in the period. They suffered losses as credit spreads widened in Q3, but ended the period on a positive note as yield spreads tightened in October.

In long/short equity strategies, capital protection helped performance during the volatile end to 2014. In Q1, strategies with currency hedged exposures performed particularly well. In Q2, strategies that began the quarter with long exposure to Asia and short exposure to Europe and ended the period short

1

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

performed well, as European equities experienced selling pressure due to uncertainty over Greece. In Q3, performance was negative due to increased equity volatility driven by policy actions in China and lower commodity prices that raised concerns. Long/short equity strategies posted gains in October as equities began recovering.

Strategic Review and Outlook: Cautious going forward

For the 12 months ended October 31, 2015, the Fund (Class I shares) returned 2.33% versus a return of 2.46% for the Credit Suisse Liquid Alternative Beta Index and 1.45% for the Credit Suisse Hedge Fund Index. The Fund follows a multi-strategy methodology and benefitted from exposure across different markets.

The long/short equity sub-strategy benefitted mostly from short emerging markets exposure and long technology exposure (which were also the greatest positive contributors to overall Fund performance). The MSCI EAFE position was the greatest detractor from the long/short equity sub-strategy. The global strategies sub-strategy contributed positively to Fund performance, due primarily to underlying long/short equity exposure, as well as the managed futures strategy exposure. The currency carry position was the main detractor from the sub-strategy and overall Fund performance. The event driven sub-strategy was primarily hurt by long high yield exposure over the period. The long merger arbitrage strategy and illiquidity premium positions were the biggest contributors to this sub-strategy (illiquidity premium factor being in the model this year possibly indicates that hedge fund managers had illiquid positions). Overall, funds maintained approximately 35% net exposure — and tracking error to the benchmark was within historically expected ranges.

Although October was a positive month overall for long/short equity managers, they remain cautious about market conditions and the expected equity market performance.

The Quantitative Investment Strategies Group

Yung-Shin Kung
Sheel Dhande

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative

2

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

instruments may subject the Fund to greater volatility than investing in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss of principal, arbitrage or fundamental risk, below investment grade securities risk, commodity exposure risks, concentration risk, derivatives risk, risks of investing in other funds, exchange-traded notes risk, fixed income risk, credit risk, foreign securities risk, interest rate risk, market risk, non-diversified status, forwards risk, futures contracts risk, portfolio turnover risk, leveraging risk, swap agreements risk, small- and mid-cap stock risk, speculative exposure risk, subsidiary risk, and tax risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Multialternative Strategy Fund1 Class I shares,
Class A shares2, Class C shares2 and the Dow Jones Credit Suisse
Hedge Fund Index3 and the Credit Suisse Liquid
Alternative Beta Index4 from Inception (03/30/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares. Effective November 18, 2015, the contractual expense limitation with respect to the Fund is lowered to 1.10% of the Fund's average daily net assets for Class A shares, 1.85% of the Fund's average daily net assets for Class C shares and 0.85% of the Fund's average daily net assets for Class I shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (3.24)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.23%.

3  Credit Suisse Hedge Fund Index is compiled by Credit Suisse Asset Management, LLC. It is an asset-weighted hedge fund index and includes only helge funds. It is rebalanced semiannually, is shown net of all performance fees and provides a rules-based and investableindex, enabling investors to utilize the performance of a diversified market barometer for the barometer for the hedge fund industry. It is the exclusive property of Credit Suisse Asset Management, LLC.

4  The Credit Suisse Liquid Alternative Beta Index reflects the return of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of hedge fund managers as represented by the Credit Suisse Hedge Fund Index. The index does not have transaction costs and investors may not invest directly in the index.

4

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	2.33%	2.89%
Class A Without Sales Charge	2.08%	2.65%
Class A With Maximum Sales Charge	(3.24)%	1.13%
Class C Without CDSC	1.23%	1.86%
Class C With CDSC	0.23%	1.86%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 3.89% for Class I shares, 4.15% for Class A shares and 4.90% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements excluding securities sold short dividend expense are 1.32% for Class I shares, 1.57% for Class A shares and 2.32% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares. Effective November 18, 2015, the contractual expense limitation with respect to the Fund is lowered to 1.10% of the Fund's average daily net assets for Class A shares, 1.85% of the Fund's average daily net assets for Class C shares and 0.85% of the Fund's average daily net assets for Class I shares through at least February 28, 2017.

2  Inception Date March 30, 2012.

5

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$989.50	$988.50	$984.50
Expenses Paid per $1,000*	$7.57	$8.82	$12.61
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,017.59	$1,016.33	$1,012.50
Expenses Paid per $1,000*	$7.68	$8.94	$12.78
	Class I	Class A	Class C
Annualized Expense Ratios*	1.51%	1.76%	2.52%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Investment Type Breakdown*

	Long	Short	Net
Exchange Traded Funds	46.28%	(9.28)%	37.00%
Common Stocks	27.47	0.00	27.47
Investment Company	9.49	0.00	9.49
Rights[1]	0.00	0.00	0.00
Short-term Investment[2]	26.04	0.00	26.04
Total	109.28%	(9.28)%	100.00%

*  Expressed as a percentage of total long (short) investments, (excluding securities lending collateral if applicable) and may vary over time.

1  This amount represents less than 0.01%.

2  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

8

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments
October 31, 2015

	Number of Shares	Value
LONG POSITIONS (75.4%)
COMMON STOCKS (24.8%)
BAHAMAS (0.2%)
Diversified Consumer Services (0.2%)
Steiner Leisure, Ltd.[1]	511	$32,377

BELGIUM (0.7%)

Food & Staples Retailing (0.7%)
Delhaize Group	1,038	96,753

CANADA (0.4%)

Oil, Gas & Consumable Fuels (0.4%)
Canadian Oil Sands, Ltd.	7,275	54,881

FRANCE (0.5%)

Auto Components (0.1%)
Montupet	183	14,411
Communications Equipment (0.4%)
Alcatel-Lucent[1]	11,947	48,718
		63,129

IRELAND (0.3%)

Trading Companies & Distributors (0.3%)
Avolon Holdings, Ltd.[1,2]	1,500	45,765

NETHERLANDS (0.5%)

Air Freight & Logistics (0.2%)
TNT Express N.V.	3,767	31,798
Chemicals (0.3%)
Koninklijke Ten Cate N.V.	1,191	32,364
		64,162

UNITED KINGDOM (2.8%)

Beverages (1.1%)
SABMiller PLC	2,593	159,560
Communications Equipment (0.1%)
Pace PLC[1]	1,675	9,616
Electrical Equipment (0.3%)
HellermannTyton Group PLC	5,073	37,129
Healthcare Providers & Services (0.5%)
Synergy Health PLC	1,904	68,367
Insurance (0.4%)
Amlin PLC	5,118	52,027
Oil, Gas & Consumable Fuels (0.4%)
BG Group PLC	4,069	64,401
		391,100

See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
LONG POSITIONS (continued)
COMMON STOCKS (continued)
UNITED STATES (19.4%)
Aerospace & Defense (0.8%)
Precision Castparts Corp.	453	$104,557
Air Freight & Logistics (0.2%)
UTi Worldwide, Inc.[1,2]	3,795	27,058
Auto Components (0.2%)
Remy International, Inc.	1,128	33,265
Banks (0.4%)
City National Corp.	640	57,344
Capital Markets (0.4%)
GFI Group, Inc.	10,101	60,808
Chemicals (1.4%)
Cytec Industries, Inc.	786	58,494
Sigma-Aldrich Corp.	910	127,145
		185,639
Diversified Telecommunication Services (0.2%)
Premiere Global Services, Inc.[1,2]	2,400	32,832
Electric Utilities (1.5%)
Cleco Corp.	1,341	71,073
Pepco Holdings, Inc.	5,166	137,571
		208,644
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	1,030	54,260
Cameron International Corp.[1]	1,068	72,635
		126,895
Gas Utilities (0.5%)
AGL Resources, Inc.	1,079	67,437
Healthcare Equipment & Supplies (0.6%)
Sirona Dental Systems, Inc.[1]	716	78,137
Healthcare Providers & Services (2.4%)
Cigna Corp.	846	113,398
Health Net, Inc.[1,2]	1,079	69,337
Humana, Inc.	654	116,824
IPC Healthcare, Inc.[1,2]	451	35,403
		334,962
Insurance (1.7%)
StanCorp Financial Group, Inc.	471	54,033
Symetra Financial Corp.	1,683	53,402
The Chubb Corp.	990	128,056
		235,491

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
LONG POSITIONS (continued)
COMMON STOCKS (continued)
UNITED STATES
Internet Software & Services (0.3%)
Xoom Corp.[1,2]	1,608	$40,104
Media (1.2%)
Cablevision Systems Corp., Class A	2,300	74,957
Media General, Inc.[1,2]	3,334	49,543
Rentrak Corp.[1]	621	34,267
		158,767
Multi-Utilities (0.4%)
TECO Energy, Inc.	2,200	59,400
Pharmaceuticals (0.2%)
Depomed, Inc.[1,2]	1,500	26,250
Real Estate Investment Trusts (1.2%)
BioMed Realty Trust, Inc.[2]	2,623	61,405
Gramercy Property Trust, Inc.	2,056	46,630
Strategic Hotels & Resorts, Inc.[1]	3,600	50,760
		158,795
Semiconductor Equipment & Products (2.4%)
Altera Corp.	1,038	54,547
Freescale Semiconductor, Ltd.[1,2]	1,473	49,331
Integrated Silicon Solution, Inc.	893	20,075
KLA-Tencor Corp.	1,131	75,913
OmniVision Technologies, Inc.[1,2]	3,003	86,696
PMC-Sierra, Inc.[1,2]	4,088	48,729
		335,291
Software (0.9%)
SolarWinds, Inc.[1]	979	56,811
Solera Holdings, Inc.	1,100	60,126
		116,937
Specialty Retail (0.4%)
Office Depot, Inc.[1,2]	6,478	49,362
Thrifts & Mortgage Finance (1.2%)
Hudson City Bancorp, Inc.	15,948	161,394
		2,659,369
TOTAL COMMON STOCKS (Cost $3,409,729)		3,407,536

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Number of Shares	Value
LONG POSITIONS (continued)

EXCHANGE TRADED FUNDS (41.9%)

UNITED STATES (41.9%)
Diversified Financial Services (41.9%)
Health Care Select Sector SPDR Fund	4,463	$318,390
iShares iBoxx $ High Yield Corporate Bond ETF	52,063	4,455,031
Powershares QQQ Trust Series 1[2]	8,535	967,272
TOTAL EXCHANGE TRADED FUNDS (Cost $5,846,481)		5,740,693

INVESTMENT COMPANY (8.6%)

UNITED STATES (8.6%)
Credit Suisse Managed Futures Strategy Fund, I Shares (Cost $1,027,399)[3]	102,044	1,176,562
Number of Rights

RIGHT (0.0%)

UNITED STATES (0.0%)
BIOTECHNOLOGY (0.0%)
Trius Therapeutics, Inc. (Cost $0)[1]	400	52

SHORT-TERM INVESTMENTS (33.2%)

	Number of Shares
State Street Navigator Prime Portfolio, 0.22%[4]	1,321,803	1,321,803
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010% 11/02/2015 (Cost $3,229,911)	$3,230	3,229,911
TOTAL SHORT-TERM INVESTMENTS (Cost $4,551,714)		4,551,714
TOTAL INVESTMENTS AT VALUE/LONG POSITIONS (108.5%) (Cost $14,835,323)		14,876,557
TOTAL SECURITIES SOLD SHORT (-8.4%) (Proceeds $1,197,664)		(1,151,547)
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(10,911)
NET ASSETS (100.0%)		$13,714,099
	Number of Shares
SHORT POSITIONS (-8.4%)
COMMON STOCKS (-8.4%)
CANADA (-0.6%)
BANKS (-0.2%)
Royal Bank of Canada	(479)	(27,374)
Oil, Gas & Consumable Fuels (-0.4%)
Suncor Energy, Inc.	(1,819)	(54,096)
		(81,470)

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
SHORT POSITIONS (continued)
COMMON STOCKS (continued)
FINLAND (-0.4%)
Computers & Peripherals (-0.4%)
Nokia Oyj	(6,571)	$(49,103)

NETHERLANDS (-1.0%)

Food & Staples Retailing (-0.7%)
Koninklijke Ahold N.V.	(4,931)	(100,766)
Semiconductor Equipment & Products (-0.3%)
NXP Semiconductors N.V.[1]	(519)	(40,664)
		(141,430)
SWITZERLAND (-0.5%)
Construction Materials (0.0%)
LafargeHolcim, Ltd., Reg S1,5	(2)	(113)
Insurance (-0.5%)
ACE, Ltd.	(596)	(67,670)
		(67,783)
UNITED KINGDOM (-0.3%)
Healthcare Equipment & Supplies (0.0%)
LivaNova PLC[1]	(1)	(66)
Oil, Gas & Consumable Fuels (-0.3%)
Royal Dutch Shell PLC, A Shares	(1,825)	(47,733)
		(47,799)
UNITED STATES (-5.6%)
Banks (-1.2%)
M&T Bank Corp.	(1,340)	(160,599)
Communications Equipment (-0.1%)
ARRIS Group, Inc.[1]	(244)	(6,895)
Energy Equipment & Services (-0.8%)
Halliburton Co.	(1,153)	(44,252)
Schlumberger, Ltd.	(765)	(59,792)
		(104,044)
Healthcare Equipment & Supplies (-1.0%)
DENTSPLY International, Inc.	(1,316)	(80,079)
STERIS Corp.	(820)	(61,459)
		(141,538)
Healthcare Providers & Services (-1.2%)
Aetna, Inc.	(547)	(62,785)
Anthem, Inc.	(436)	(60,669)
Centene Corp.[1]	(671)	(39,911)
		(163,365)

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
SHORT POSITIONS (continued)
UNITED STATES (continued)
Internet Software & Services (-0.2%)
comScore, Inc.[1]	(715)	(30,588)
Media (-0.1%)
Nexstar Broadcasting Group, Inc., Class A	(299)	(15,916)
Metals & Mining (0.0%)
Alcoa, Inc.	(1)	(9)
Oil, Gas & Consumable Fuels (0.0%)
Noble Energy, Inc.	(1)	(36)
Pharmaceuticals (-0.2%)
Horizon Pharma PLC[1]	(1,400)	(22,008)
Real Estate Investment Trusts (-0.3%)
Chambers Street Properties	(6,560)	(46,445)
Semiconductor Equipment & Products (-0.4%)
Lam Research Corp.	(565)	(43,273)
Microsemi Corp.[1]	(301)	(10,839)
		(54,112)
Specialty Retail (-0.1%)
Staples, Inc.(1,417)		(18,407)
		(763,962)
TOTAL SHORT POSITIONS (Proceeds $1,197,664)		$(1,151,547)

1  Non-income producing security.

2  Security or portion thereof is out on loan (See note 2-L).

3  Affiliated issuer. (See Note 3.)

4  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2015.

5  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
AUD	120,309	USD	87,295	11/19/15	Societe Generale	$87,295	$85,763	$(1,532)
EUR	167,736	USD	190,915	11/19/15	Societe Generale	190,915	185,326	(5,589)
JPY	13,914,942	USD	116,789	11/19/15	Societe Generale	116,789	115,323	(1,466)
NOK	392,504	USD	48,477	11/19/15	Societe Generale	48,477	46,373	(2,104)
NZD	180,865	USD	122,762	11/19/15	Societe Generale	122,762	122,227	(535)
USD	115,629	CAD	149,401	11/18/15	Societe Generale	(115,629)	(114,178)	1,451

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Forward Foreign Currency Contracts (continued)

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD	264,088	CHF	251,004	11/19/15	Societe Generale	$(264,088)	$(254,755)	$9,333
USD	971,701	EUR	853,725	11/19/15	Societe Generale	(971,701)	(943,254)	28,447
USD	32,610	GBP	21,119	11/19/15	Societe Generale	(32,610)	(32,614)	(4)
USD	166,944	SEK	1,370,670	11/19/15	Societe Generale	(166,944)	(161,481)	5,463
								$33,464

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

USD = United States Dollar

Total Return Swap Contracts

Currency		Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$	312,000	12/21/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	$(9,082)
USD	$	155,000	12/21/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	(3,995)
USD	$	186,089	10/17/16	Goldman Sachs	Fee Plus LIBOR	Goldman Sachs Credit Suisse Custom Short Basket Index	2,818
USD	$	189,273	10/17/16	Goldman Sachs	Goldman Sachs Credit Suisse Custom Long Basket Index	Fee Plus LIBOR	2,963
USD	$	88,779	02/18/16	Goldman Sachs	Russell 2000 Total Return Index	Fee Plus LIBOR	(161)
USD	$	305,178	08/18/16	Goldman Sachs	Russell 2000 Total Return Index	Fee Plus LIBOR	(553)
USD	$	271,419	09/16/16	Goldman Sachs	Russell 2000 Total Return Index	Fee Plus LIBOR	(26)
USD	$	221,956	11/18/15	Societe Generale	Russell 2000 Total Return Index	Fee Plus LIBOR	(411)
							$(8,447)

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Credit Default Swap Contracts Bought

Currency	Notional Amount	Expiration Date	Counterparty	Referenced Obligation	Rate Paid by the Fund	Credit Received at 10/31/2015	Market Value	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
USD	$332,500	12/20/20	JPMorgan Chase	CDX North America High Yield Index	5.0%	—	$10,463	$1,230	$11,693

See Accompanying Notes to Consolidated Financial Statements.
16

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2015

Assets
Investments in unaffiliated issuers at value, including collateral for securities on loan of $1,321,803 (Cost $13,807,924) (Note 2)	$13,699,995[1]
Investment in affiliated issuer at value (Cost $1,027,399) (Note 3)	1,176,562
Cash	84,299
Foreign currency at value (cost $97)	87
Cash segregated held at brokers for futures contracts, swap contracts, written options and securities sold short (Note 2)	1,251,233
Cash segregated held at brokers for centrally cleared swaps (Note 2)	46,274
Receivable for investments sold	145,066
Unrealized appreciation on forward currency contracts (Note 2)	44,694
Receivable from investment adviser (Note 3)	19,895
Unrealized appreciation on open swap contracts (Note 2)	17,474
Interest receivable for open swap contracts	1,745
Interest receivable	2
Prepaid expenses and other assets	13,729
Total assets	16,501,055
Liabilities
Administrative services fee payable (Note 3)	2,507
Shareholder servicing/Distribution fee payable (Note 3)	404
Payable upon return of securities loaned (Note 2)	1,321,803
Securities sold short, at value (Proceeds $1,197,664) (Note 2)	1,151,547
Payable for investments purchased	190,744
Unrealized depreciation on open swap contracts (Note 2)	14,228
Unrealized depreciation on forward currency contracts (Note 2)	11,230
Trustees' fee payable	7,332
Dividend expense payable on securities sold short	1,712
Upfront payments received on swap contracts (Note 2)	1,230
Accrued expenses	84,219
Total liabilities	2,786,956
Net Assets
Capital stock, $.001 par value (Note 6)	1,325
Paid-in capital (Note 6)	13,469,472
Accumulated net investment loss	(36,205)
Accumulated net realized gain from investments, swap contracts, written options, securities sold short and foreign currency transactions	155,434
Net unrealized appreciation from investments, swap contracts, securities sold short and foreign currency translations	124,073
Net assets	$13,714,099
I Shares
Net assets	$13,014,886
Shares outstanding	1,256,501
Net asset value and offering price per share	$10.36
A Shares
Net assets	$320,300
Shares outstanding	31,062
Net asset value and redemption price per share	$10.31
Maximum offering price per share (net asset value/(1-5.25%))	$10.88
C Shares
Net assets	$378,913
Shares outstanding	37,354
Net asset value, offering price and redemption price per share	$10.14

1  Including $1,289,700 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.
17

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Dividends	$179,494
Dividend from affiliated issuer	3,775
Securities lending (net of rebates) (Note 2)	11,073
Foreign taxes withheld	(892)
Total investment income	193,450
Expenses
Investment advisory fees (Note 3)	131,703
Administrative services fees (Note 3)	21,493
Shareholder servicing/Distribution fees (Note 3)
Class A	887
Class C	11,934
Custodian fees	71,292
Legal fees	66,903
Audit and tax fees	54,717
Registration fees	48,047
Printing fees	36,875
Dividend expense for securities sold short	32,880
Trustees' fees	28,000
Transfer agent fees (Note 3)	14,899
Commitment fees (Note 4)	8,258
Insurance expense	289
Miscellaneous expense	19,406
Total expenses	547,583
Less: fees waived and expenses reimbursed (Note 3)	(320,832)
Net expenses	226,751
Net investment loss	(33,301)
Net Realized and Unrealized Gain (Loss) from Investments, Swap Contracts, Written Options, Securities Sold Short and Foreign Currency Related Items
Net realized loss from investments	(147,259)
Net realized loss from investment in affiliated issuer	(9,305)
Net realized gain distribution from affiliated issuer	64,792
Net realized gain from swap contracts	327,572
Net realized gain from written options	145,348
Net realized gain from securities sold short	55,343
Net realized loss from foreign currency transactions	(94,660)
Net change in unrealized appreciation (depreciation) from investments	(121,597)
Net change in unrealized appreciation (depreciation) from investment in affiliated issuer	62,719
Net change in unrealized appreciation (depreciation) from swap contracts	12,585
Net change in unrealized appreciation (depreciation) from written options	(91,307)
Net change in unrealized appreciation (depreciation) from securities sold short	65,386
Net change in unrealized appreciation (depreciation) from foreign currency translations	28,738
Net realized and unrealized gain from investments, swap contracts, written options, securities sold short and foreign currency related items	298,355
Net increase in net assets resulting from operations	$265,054

See Accompanying Notes to Consolidated Financial Statements.
18

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment loss	$(33,301)	$(170,647)
Net realized gain from investments, swap contracts, written options, securities sold short and foreign currency transactions	341,831	393,274
Net change in unrealized appreciation (depreciation) from investments, swap contracts, written options, securities sold short and foreign currency translations	(43,476)	20,128
Net increase in net assets resulting from operations	265,054	242,755
From Dividends and Distributions
Dividends from net investment income
Class I	(199,923)	—
Class A	(6,054)	—
Class C	(9,655)	—
Distributions from net realized gains
Class I	(128,472)	(168,910)
Class A	(4,564)	(9,044)
Class C	(14,732)	(54,515)
Net decrease in net assets resulting from dividends and distributions	(363,400)	(232,469)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,470,503	6,259,249
Reinvestment of dividends and distributions	360,777	232,469
Net asset value of shares redeemed	(2,251,494)	(746,929)
Net increase in net assets from capital share transactions	579,786	5,744,789
Net increase in net assets	481,440	5,755,075
Net Assets
Beginning of year	13,232,659	7,477,584
End of year	$13,714,099	$13,232,659
Undistributed (accumulated) net investment income (loss)	$(36,205)	$124,350

See Accompanying Notes to Consolidated Financial Statements.
19

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.42	$10.48[2]	$9.95	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[3]	(0.01)	(0.15)	(0.15)	0.01
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.25	0.42	0.75	(0.06)
Total from investment operations	0.24	0.27	0.60	(0.05)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.18)	—	(0.06)	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.30)	(0.33)	(0.07)	—
Net asset value, end of period	$10.36	$10.42	$10.48[2]	$9.95
Total return[4]	2.33%	2.64%	6.11%	(0.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$13,015	$11,451	$5,409	$4,904
Ratio of net expenses to average net assets	1.56%	1.85%	1.78%	1.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.32%	1.70%	1.70%	1.70%[5]
Ratio of net investment income (loss) to average net assets	(0.14)%	(1.47)%	(1.49)%	0.21%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
20

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.37	$10.46[2]	$9.93	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.05)	(0.18)	(0.18)	(0.01)
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.26	0.42	0.76	(0.06)
Total from investment operations	0.21	0.24	0.58	(0.07)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.15)	—	(0.04)	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.27)	(0.33)	(0.05)	—
Net asset value, end of period	$10.31	$10.37	$10.46[2]	$9.93
Total return[4]	2.08%	2.35%	5.96%	(0.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$320	$438	$324	$228
Ratio of net expenses to average net assets	1.82%	2.10%	2.03%	2.04%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.57%	1.95%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(0.44)%	(1.73)%	(1.75)%	(0.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
21

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.21	$10.37[2]	$9.89	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.12)	(0.25)	(0.25)	(0.06)
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.24	0.42	0.74	(0.05)
Total from investment operations	0.12	0.17	0.49	(0.11)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.07)	—	—	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.19)	(0.33)	(0.01)	—
Net asset value, end of period	$10.14	$10.21	$10.37[2]	$9.89
Total return[4]	1.23%	1.68%	5.15%	(1.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$379	$1,344	$1,745	$1,074
Ratio of net expenses to average net assets	2.57%	2.85%	2.77%	2.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	2.32%	2.70%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(1.20)%	(2.48)%	(2.49)%	(1.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
22

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Multialternative Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve total return consistent with the risk and return patterns of a diversified universe of hedge funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Multialternative Strategy Fund, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2015, the Fund held $36,092 in the Subsidiary, representing 0.3% of the Fund's consolidated net assets. For the year ended October 31, 2015, there was no realized gain (loss) on securities held in the Subsidiary.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

23

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Option contracts on securities, currencies, indices, futures contracts, swaps and other instruments are valued at the mid-point between the last bid and ask quotations as of the close of trading on the exchange which the option is traded. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract

24

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

25

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$2,860,759	$546,777	$—	$3,407,536
Exchange Traded Funds	5,740,693	—	—	5,740,693
Investment Companies	1,176,562	—	—	1,176,562
Right	—	—	52	52
Short-term Investments	—	4,551,714	—	4,551,714
	$9,778,014	$5,098,491	$52	$14,876,557
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$44,694	$—	$44,694
Swap Contracts	—	17,474	—	17,474
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks	$953,832	$197,715	$—	$1,151,547
Other Financial Instruments*
Forward Foreign Currency Contracts	—	11,230	—	11,230
Swap Contracts	—	14,228	—	14,228

*Other financial instruments include unrealized appreciation (depreciation) on forwards and swap contracts.

As of October 31, 2015, the Fund holds Level 3 securities that were measured at fair value that amounted to less than 0.01% of consolidated net assets.

For the year ended October 31, 2015, there were no transfers in and out of Level 2 and Level 3, but but there were $68,367 transferred out from Level 2 to Level 1, as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

26

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$44,694	Unrealized depreciation on forward currency contracts	$11,230
Index Contracts	Unrealized appreciation on open swap contracts	17,474	Unrealized depreciation on open swap contracts	14,228
			$62,168	$25,458

Effect of Derivative Instruments on the consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized loss from foreign		Net change in unrealized
	currency transactions*	$(113,539)	appreciation (depreciation) from foreign currency transactions*	$28,167
Index Contracts	Net realized gain from swap		Net change in unrealized appreciation (depreciation) from
	contracts	327,572	swap contracts	12,585
Equity Contracts	Net realized gain from written		Net change in unrealized appreciation (depreciation) from
	options	145,348	written options	(91,307)
		$359,381		$(50,555)

*Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The value amount of forward foreign currency contracts, the notional amount of swap contracts and the value amount of written options at the year ended October 31, 2015 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2015, the Fund held an average monthly value on a net basis of $1,968,526 in forward foreign currency contracts and average monthly notional value on a net basis of $6,390,676 in swap contracts, respectively. For the year ended October 31, 2015, the Fund received average monthly premiums of $29,842 from written options contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations,

27

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs	$5,781	$(5,781)	$—	$—	$—
Societe Generale	44,694	(11,641)	—	—	33,053
	$50,475	$(17,422)	$—	$—	$33,053

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Goldman Sachs	$13,817	$(5,781)	$—	$(8,036)	$—
Societe Generale	11,641	(11,641)	—	—	—
	$25,458	$(17,422)	$—	$(8,036)	$—

(a)  Swap and Forward foreign currency exchange contracts are included.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest

28

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is

29

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant, such a private letter ruling to the Fund. If the Fund does not receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered Qualifying Income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes. If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SHORT SALES — The Fund enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities and securities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential Fund losses. The use by the Fund of short sales in combination with long positions in the Fund in an attempt to improve performance may not be successful and may result in greater losses

30

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. At October 31, 2015, the amount of restricted cash held at brokers was $186,279.

I) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $24,781.

J) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency

31

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund's open forward foreign currency contracts at October 31, 2015 are disclosed in the Consolidated Schedule of Investments.

K) SWAPS — The Fund may enter into swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging

32

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers and centrally cleared swaps for the Fund were $300,000 and $46,274, respectively.

L) OPTION CONTRACTS — The Fund will enter into options contracts to gain exposure to risk volatility based assets. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to

33

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Fund's exchanged traded written options are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $740,173.

For the year ended October 31, 2015, transactions for written options on securities, interest rate swaps and futures were as follows:

	Number of Contracts	Premium Received
Written Options, outstanding as of October 31, 2014	68	$154,717
Options written	124	220,485
Options closed	(178)	(339,059)
Options exercised	—	—
Options expired	(14)	(36,143)
Written Options, outstanding as of October 31, 2015	—	$—

M) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other

34

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2015, the Fund had investment securities on loan with a fair value of $1,289,700 and a related liability of $1,321,803 for collateral received on securities loaned, both of which are presented gross on the Consolidated Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2 of the fair value hierarchy. For the year ended October 31, 2015, the value of the related collateral exceeded the value of the securities loaned.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $13,050, of which $20 was rebated to borrowers (brokers). The Fund retained $11,073 in income from the cash collateral investment, and SSB, as lending agent, was paid $1,957. Securities lending income is accrued as earned.

N) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

O) FOREIGN INVESTMENTS RISK — The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such

35

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

P) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierachy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierachy to the amounts presented in the Consolidated Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

36

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Q) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.95% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $131,703 and $320,832, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares, and 2.30% of the Fund's average daily net assets for Class C shares. Effective November 18, 2015, the contractual expense limitation with respect to the Fund will be lowered to 1.10% of the Fund's average daily net assets for Class A shares, 1.85% of the Fund's average daily net assets for Class C shares and 0.85% of the Fund's average daily net assets for Class I shares. This contract may not be terminated before February 28, 2017.

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential

37

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/ expense reimbursements subject to repayment*	Expires October 31, 2016	Expires October 31, 2017	Expires October 31, 2018
Class I	$768,263	$290,327	$201,552	$276,384
Class A	32,243	15,111	9,091	8,041
Class C	160,623	95,562	38,016	27,045
Totals	$961,129	$401,000	$248,659	$311,470

*The Subsidiary is not eligible for recoupment.

Fee waivers/expense reimbursements subject to potential recoupment in the amount of $306,844 expired on October 31, 2015.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $12,354.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $9,139.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $887 for Class A shares and $11,934 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $12,380, which is included within transfer agent fees on the Consolidated Statement of Operations.

38

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $19 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Affiliated Issuers — The Fund may invest in other Credit Suisse Funds ("Underlying Credit Suisse Funds"). The Underlying Credit Suisse Funds in which the Fund invests are considered to be affiliated investments. The Fund invested 8.6% of the Fund's consolidated net assets in Underlying Credit Suisse Funds. Investments in Underlying Credit Suisse Funds are valued at the Underlying Credit Suisse Fund's net asset value per share ("NAV") as of the report date. A summary of the Fund's transactions with an affiliated Underlying Credit Suisse Fund during the year ended October 31, 2015 is as follows:

Issuer	Value of Affiliate at 10/31/2014	Purchases	Sales	Gain (loss)	Dividend income	Net realized gain distribution	Value of Affiliate at 10/31/2015
Credit Suisse Managed Futures Strategy Fund	$950,381	$532,667	$359,900	$(9,305)	$3,775	$64,792	$1,176.562

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

39

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities
Purchases	Sales
$22,393,149	$15,352,611

Securities sold short and purchases to cover securities sold short were as follows:

Investment Securities
Purchases to Cover	Securities Sold Short
$2,570,791	$2,782,418

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	232,051	$2,428,772	577,382	$5,956,752
Shares issued in reinvestment of dividends and distributions	31,896	326,614	16,674	168,910
Shares redeemed	(106,081)	(1,112,983)	(11,539)	(119,905)
Net increase	157,866	$1,642,403	582,517	$6,005,757
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	3,384	$35,067	23,801	$244,841
Shares issued in reinvestment of dividends and distributions	1,040	10,618	896	9,044
Shares redeemed	(15,566)	(158,806)	(13,458)	(139,274)
Net increase (decrease)	(11,142)	$(113,121)	11,239	$114,611

40

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	634	$6,664	5,639	$57,656
Shares issued in reinvestment of dividends and distributions	2,342	23,545	5,446	54,515
Shares redeemed	(97,202)	(979,705)	(47,716)	(487,750)
Net decrease	(94,226)	$(949,496)	(36,631)	$(375,579)

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	5	*	78%
Class A	3	*	96%
Class C	3	*	100%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2015	2014	2015	2014
$284,564	$162,523	$78,836	$69,946

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, swap marked to market and deferred organizational

41

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$170,373
Undistributed capital gain	72,586
Unrealized appreciation	24,855
$267,814

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$14,889,384
Unrealized appreciation	$308,471
Unrealized depreciation	(321,298)
Net unrealized appreciation (depreciation)	$(12,827)

At October 31, 2015, the proceeds from securities sold short (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Proceeds from investments	$1,197,664
Unrealized appreciation	$91,915
Unrealized depreciation	(45,798)
Net unrealized appreciation (depreciation)	$46,117

At October 31, 2015, the Fund reclassified $88,378 from accumulated net investment loss and $88,378 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), ordinary loss netting to reduce short term capital gains, swap gain (loss) passive foreign investment companies (PFIC) and distribution re-designations. Net assets were not affected by these reclassifications.

42

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an

43

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

44

Credit Suisse Multialternative Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Multialternative Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Multialternative Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statements of operations, changes in net assets and financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of net assets of the Fund for the year ended October 31, 2014 and the consolidated financial highlights for each of the years or period in the three-year period ended October 31, 2014, were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that consolidated financial statement and those consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Multialternative Strategy Fund as of October 31, 2015, the results of its operations, changes in its net assets and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

45

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

46

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

47

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	PrincipalOccupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010: Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

48

Credit Suisse Multialternative Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

49

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MSF-AR-1015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
MANAGED FUTURES STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Managed Futures Fund (the "Fund") for the 12 months ended October 31, 2015.

Performance Summary
11/1/2014 – 10/31/2015

Fund & Benchmark	Performance
Class I1	12.47%
Class A1,2	11.60%
Class C1,2	12.88%
Credit Suisse Managed Futures Liquid Index[3]	13.36%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A positive period overall

The 12 months ended October 31, 2015 was a positive one for managed futures strategies, with the Credit Suisse Managed Futures Liquid Index (the "Index"), the Fund's benchmark, returning 13.36% for the period.

At the end of 2014, many trend-followers benefitted from strong trends in fixed income and commodities (most notably oil), as well as a strengthening U.S. dollar versus several G10 currencies. In Q1 2015, the continued strengthening of the U.S. dollar helped trend-followers as well. Q2, however, was a difficult period as a number of trends reversed.

In Q3, trend-followers were affected by several market reversals, though they generally benefitted from short exposure to commodities (as there was a sell-off in oil), long exposure to the U.S. dollar, and long fixed income exposure. Trend-followers were hurt by equities overall, but were able to benefit from the sell-off in equities toward the end of the quarter by reversing positions. In October, managed futures funds were mainly hurt by currency positions and the trend reversal in equities.

Strategic Review and Outlook: Continued optimism for the future

For the 12 months ended October 31, 2015, the Fund (Class I shares) returned 12.88% versus a return of 13.36% for the Index. Currencies were the most significant contributor to performance, particularly due to profits from Australian Dollar, Canadian Dollar and Euro positions. Commodities also contributed

1

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

positively to performance, with energy and industrial metals performing well (and offsetting a negatively performing precious metals position). Fixed income also added to Fund performance, mainly due to the U.K. (Long Gilt) and German (Euro-Bund) futures (although all positions performed positively).

On the other hand, equity positions largely detracted from overall Fund performance. The European equities (FTSE 100 and Euro Stoxx 50) position detracted the most, although U.S. large-cap equities were also a drag on Fund performance. The Asian equities Hang Seng and Nikkei 225 positions added to performance but not enough to offset losses of the other positions.

In general, the managed futures strategy is designed to profit from both upward and downward trending markets across several asset classes, including commodities, bonds, equities and currencies. We continue to believe that the unique return profile of managed futures may appeal to investors searching for meaningful portfolio diversifiers that may help mitigate risk and provide uncorrelated returns.

The Quantitative Investment Strategies Group

Yung-Shin Kung
Sheel Dhande

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss of principal, , commodity exposure risks, credit risk, currency risk, derivatives risk, equity exposure risk, exchange-traded notes risk, fixed income risk, foreign securities risk, forwards risk, futures contracts risk, interest rate risk, leveraging risk, market risk, non-diversified status, options risk, portfolio turnover risk, repurchase agreements risk, short position risk, speculative exposure risk, structured notes risk, subsidiary risk, swap agreements risk, tax risk, and U.S. government securities risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

2

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Managed Futures Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and Credit Suisse Managed Future
Liquid Index3 from Inception (9/28/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was 6.55%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 10.60%.

3  The Credit Suisse Managed Futures Liquid Index is currently composed of 14 futures contracts and 4 commodity indices which provide exposure to the asset classes. The Index uses a proprietary quantitative methodology to seek to identify price trends in each of the asset classes over a variety of time horizons. Components of the Index, which may change from time to time, are positioned either long or short based on the price trends within the asset classes determined using the Index's quantitative methodology. The index does not have transaction cost and investors cannot invest directly in the index.

4

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	12.88%	7.72%
Class A Without Sales Charge	12.47%	7.47%
Class A With Maximum Sales Charge	6.55%	5.62%
Class C Without CDSC	11.60%	6.63%
Class C With CDSC	10.60%	6.63%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 1.47% for Class I shares, 1.71% for Class A shares and 2.47% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.32% for Class I shares, 1.56% for Class A shares and 2.32% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date September 28, 2012.

5

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$955.30	$953.40	$949.90
Expenses Paid per $1,000*	$6.46	$7.68	$11.35
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,018.60	$1,017.34	$1,013.56
Expenses Paid per $1,000*	$6.67	$7.93	$11.72
	Class I	Class A	Class C
Annualized Expense Ratios*	1.31%	1.56%	2.31%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Sector Breakdown*

Short-term Investment[1]	100.00%
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

7

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments
October 31, 2015

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENT (88.7%)
$84,921	State Street Bank and Trust Co. Euro Time Deposit (Cost $84,921,063)	11/02/15	0.010	$84,921,063
TOTAL INVESTMENTS AT VALUE (88.7%) (Cost $84,921,063)				84,921,063
OTHER ASSETS IN EXCESS OF LIABILITIES (11.3%)				10,804,751
NET ASSETS (100.0%)				$95,725,814

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Index Contracts EURO Stoxx 50 Index Futures	EUR	Dec 2015	79	$2,969,708	$(3,216)
S&P 500 E Mini Index Futures	USD	Dec 2015	73	7,569,005	(19,740)
					$(22,956)
Interest Rate Contracts 10YR JGB Mini Futures	JPY	Dec 2015	235	28,926,373	$143,513
10YR U.S. Treasury Note Futures	USD	Dec 2015	151	19,280,813	24,384
German EURO Bund Futures	EUR	Dec 2015	115	19,971,135	248,544
Long Gilt Futures	GBP	Dec 2015	125	22,731,625	(160,377)
					$256,064
Contracts to Sell
Foreign Exchange Contracts AUD Currency Futures	USD	Dec 2015	(129)	(9,180,930)	$(131,475)
CAD Currency Futures	USD	Dec 2015	(180)	(13,761,000)	(150,929)
EUR Currency Futures	USD	Dec 2015	(114)	(15,687,825)	(49,697)
GBP Currency Futures	USD	Dec 2015	(183)	(17,638,913)	(63,131)
JPY Currency Futures	USD	Dec 2015	(24)	(2,486,400)	(2,467)
					$(397,699)
Index Contracts
Hang Seng Index Futures	HKD	Nov 2015	(18)	(2,634,237)	$49,020
FTSE 100 Index Futures	GBP	Dec 2015	(90)	(8,784,542)	(278,830)
					$(229,810)
Net unrealized appreciation (depreciation)					$(394,401)

See Accompanying Notes to Consolidated Financial Statements.
8

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = British Pound

HKD = Hong Kong Dollar

JPY = Japanese Yen

USD = United States Dollar

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$4,221,347	11/17/15	Goldman Sachs	Fixed Rate	Bloomberg Industrial Metals Index	$197,461
USD	$3,449,010	11/17/15	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	136,310
USD	$4,356,301	11/17/15	Goldman Sachs	Fixed Rate	Bloomberg Agriculture Index	(17,141)
USD	$687,780	11/17/15	Goldman Sachs	Bloomberg Precious Metals Index	Fixed Rate	(12,823)
USD	$868,038	11/17/15	Goldman Sachs	Fixed Rate	Bloomberg Industrial Metals Index	15,976
USD	$1,266,634	11/17/15	Goldman Sachs	Bloomberg Precious Metals Index	Fixed Rate	0
						$319,783
See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $84,921,063) (Note 2)	$84,921,063
Cash	100,000
Cash segregated at brokers for swap contracts (Note 2)	700,000
Variation margin receivable on futures contracts (Note 2)	9,616,225
Unrealized appreciation on open swap contracts (Note 2)	349,747
Receivable for fund shares sold	251,959
Interest receivable	47
Prepaid expenses and other assets	29,465
Total assets	95,968,506
Liabilities
Investment advisory fee payable (Note 3)	48,458
Administrative services fee payable (Note 3)	10,052
Shareholder servicing/Distribution fee payable (Note 3)	6,664
Unrealized depreciation on open swap contracts (Note 2)	29,964
Net payable for terminated total return swap contracts	25,487
Payable for fund shares redeemed	15,921
Trustees' fee payable	7,332
Due to custodian for foreign currency at value (cost $421)	422
Accrued expenses	98,392
Total liabilities	242,692
Net Assets
Capital stock, $.001 par value (Note 6)	8,321
Paid-in capital (Note 6)	86,770,535
Undistributed net investment income	5,161,004
Accumulated net realized gain from futures contracts, swap contracts and foreign currency transactions	3,861,603
Net unrealized depreciation from futures contracts, swap contracts and foreign currency translations	(75,649)
Net assets	$95,725,814
I Shares
Net assets	$72,606,134
Shares outstanding	6,299,337
Net asset value, offering price and redemption price per share	$11.53
A Shares
Net assets	$20,199,804
Shares outstanding	1,761,172
Net asset value and redemption price per share	$11.47
Maximum offering price per share (net asset value/(1-5.25%))	$12.11
C Shares
Net assets	$2,919,876
Shares outstanding	260,843
Net asset value and offering price per share	$11.19

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Interest	$7,927
Total investment income	7,927
Expenses
Investment advisory fees (Note 3)	914,754
Administrative services fees (Note 3)	97,905
Shareholder servicing/Distribution fees (Note 3)
Class A	41,798
Class C	25,062
Custodian fees	76,292
Registration fees	58,644
Transfer agent fees (Note 3)	57,088
Audit and tax fees	53,217
Legal fees	48,758
Printing fees	44,264
Trustees' fees	28,000
Commitment fees (Note 4)	7,801
Insurance expense	1,658
Miscellaneous expense	10,254
Total expenses	1,465,495
Less: fees waived (Note 3)	(137,633)
Net expenses	1,327,862
Net investment loss	(1,319,935)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, Swap Contracts and Foreign Currency Related Items
Net realized gain from futures contracts	7,459,884
Net realized gain from swap contracts	5,611,305
Net realized gain from foreign currency transactions	76,457
Net change in unrealized appreciation (depreciation) from investments	(2,441)
Net change in unrealized appreciation (depreciation) from futures contracts	(4,383,073)
Net change in unrealized appreciation (depreciation) from swap contracts	230,987
Net change in unrealized appreciation (depreciation) from foreign currency translations	2,152
Net realized and unrealized gain from investments, futures contracts, swap contracts and foreign currency related items	8,995,271
Net increase in net assets resulting from operations	$7,675,336

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment loss	$(1,319,935)	$(1,030,691)
Net realized gain from investments, futures contracts, swap contracts and foreign currency transactions	13,147,646	3,149,596
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts and foreign currency translations	(4,152,375)	3,130,247
Net increase in net assets resulting from operations	7,675,336	5,249,152
From Dividends and Distributions
Dividends from net investment income
Class I	(255,480)	—
Class A	(1,885)	—
Distributions from net realized gains
Class I	(4,063,363)	(873,874)
Class A	(196,884)	(160,800)
Class C	(79,245)	(30,498)
Net decrease in net assets resulting from dividends and distributions	(4,596,857)	(1,065,172)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	59,613,706	42,426,721
Reinvestment of dividends and distributions	4,589,750	1,065,172
Net asset value of shares redeemed	(45,598,354)	(7,050,750)[1]
Net increase in net assets from capital share transactions	18,605,102	36,441,143
Net increase in net assets	21,683,581	40,625,123
Net Assets
Beginning of year	74,042,233	33,417,110
End of year	$95,725,814	$74,042,233
Undistributed net investment income	$5,161,004	$211,153

1  Net of $7 of redemption fees retained by the Fund.

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.85[2]	$10.36	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.16)	(0.17)	(0.17)	(0.01)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.51	0.95	0.77	(0.23)
Total from investment operations	1.35	0.78	0.60	(0.24)
REDEMPTION FEES	—	0.00[4]	0.00[4]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.04)	—	—	—
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.67)	(0.29)	—	—
Net asset value, end of period	$11.53	$10.85[2]	$10.36	$9.76
Total return[5]	12.88%	7.73%	6.15%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$72,606	$69,190	$26,794	$21,768
Ratio of net expenses to average net assets	1.32%	1.71%	1.70%	1.70%[6]
Ratio of net investment loss to average net assets	(1.31)%	(1.68)%	(1.64)%	(1.69)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[6]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $0.01 per share.

5  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.80	$10.35	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.19)	(0.20)	(0.20)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.50	0.94	0.79	(0.22)
Total from investment operations	1.31	0.74	0.59	(0.24)
REDEMPTION FEES	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.01)	—	—	—
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.64)	(0.29)	—	—
Net asset value, end of period	$11.47	$10.80	$10.35	$9.76
Total return[4]	12.47%	7.35%	6.05%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$20,200	$3,294	$5,824	$98
Ratio of net expenses to average net assets	1.56%	1.96%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(1.55)%	(1.93)%	(1.90)%	(1.94)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.62	$10.25	$9.75	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.27)	(0.27)	(0.27)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.47	0.93	0.77	(0.23)
Total from investment operations	1.20	0.66	0.50	(0.25)
REDEMPTION FEES	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.63)	(0.29)	—	—
Net asset value, end of period	$11.19	$10.62	$10.25	$9.75
Total return[4]	11.60%	6.62%	5.13%	(2.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,920	$1,558	$800	$98
Ratio of net expenses to average net assets	2.32%	2.71%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(2.31)%	(2.68)%	(2.64)%	(2.70)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Managed Futures Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve an investment result that corresponds generally to the risk and return patterns of managed futures funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund seeks to achieve its investment objective by investing directly and/or indirectly through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, in a combination of securities and derivative instruments. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures, as well as other types of futures, swaps and options. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2015, the Fund held $13,449,306 in the Subsidiary, representing 14.0% of the Fund's consolidated net assets. For the year ended October 31, 2015, the net realized gain on securities held in the Subsidiary was $5,082,694.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

16

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If

17

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Short-term Investment	$—	$84,921,063	$—	$84,921,063
	$—	$84,921,063	$—	$84,921,063
Other Financial Instruments*
Futures Contracts	$465,461	$—	$—	$465,461
Swap Contracts	—	349,747	—	349,747

18

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$859,862	$—	$—	$859,862
Swap Contracts	—	29,964	—	29,964

*Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on futures contracts	$—		Unrealized depreciation on futures contracts	$397,699	*
Index Contracts	Unrealized appreciation on futures contracts	49,020	*	Unrealized depreciation on futures contracts	301,786	*
Interest Rate Contracts	Unrealized appreciation on futures contracts	416,441	*	Unrealized depreciation on futures contracts	160,377	*
Commodity Index Return Contracts	Unrealized appreciation on open swap contracts	349,747		Unrealized depreciation on open swap contracts	29,964
		$815,208			$889,826

*Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. The current day's variation margin reported within the Consolidated Statement of Assets and Liabilities includes the cumulative appreciation (depreciation) of futures contracts.

19

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain(Loss)	Location	Unrealized Appreciation/ Depreciation
Foreign Exchange Contracts	Net realized gain from futures contracts	$10,843,575	Net change in unrealized appreciation (depreciation) from futures contracts	$(3,262,312)
Index Contracts	Net realized loss from futures contracts	(4,385,323)	Net change in unrealized appreciation (depreciation) from futures contracts	(279,425)
Interest Rate Contracts	Net realized gain from futures contracts	1,001,632	Net change in unrealized appreciation (depreciation) from futures contracts	(841,336)
Commodity Index Return Contracts	Net realized gain from swap contracts	5,611,305	Net change in unrealized appreciation (depreciation) from swap contracts	230,987
		$13,071,189		$(4,152,086)

The notional amount of futures contracts and swap contracts for the year ended October 31, 2015 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2015, the Fund held average monthly notional values on a net basis of $109,230,441, $95,495,329 and $33,148,913 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets
Goldman Sachs	$349,747	$(29,964)	$—	$(319,783)	$—

20

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs	$29,964	$(29,964)	$—	$—	$—

(a)  Swap contracts are included.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends,

21

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant, such a private letter ruling to the Fund. If the Fund does not receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered Qualifying Income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes. If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

22

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $0.

H) SWAPS — The Fund may enter into swap contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the

23

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers for the Fund was $700,000.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, there were no securities out on loan. Securities lending income is accrued as earned.

24

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierachy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierachy to the amounts presented in the Consolidated Statements of Assets and Liabilities. The guidance is required to be presented for annual periods

25

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.95% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $914,754 and $137,633, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares, and 2.30% of the Fund's average daily net assets for Class C shares.

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/ expense reimbursements subject to repayment*	Expires October 31, 2016	Expires October 31, 2018
Class I	$252,015	$191,280	$60,735
Class A	27,650	13,820	13,830
Class C	3,926	1,873	2,053
Totals	$283,591	$206,973	$76,618

*The subsidiary is not eligible for recoupment.

26

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

Fee waivers/expense reimbursements subject to potential recoupment in the amount of $22,886 expired on October 31, 2015.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $85,958.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $11,947.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $41,798 for Class A shares and $25,062 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $32,915, which is included within transfer agent fees on the Consolidated Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $99 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the

27

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 4. Line of Credit (continued)

Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$—	$—	$—	$—

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	1,298,671	$15,605,770	4,000,396	$40,478,168
Shares issued in reinvestment of dividends and distributions	392,240	4,318,168	85,842	873,874
Shares redeemed	(1,771,447)	(21,358,396)	(291,874)	(3,011,595)
Net increase (decrease)	(80,536)	$(1,434,458)	3,794,364	$38,340,447
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	3,449,303	$42,162,996	126,119	$1,285,230
Shares issued in reinvestment of dividends and distributions	18,180	198,770	15,827	160,800
Shares redeemed	(2,011,418)	(23,654,995)	(399,745)	(4,039,155)
Net increase (decrease)	1,456,065	$18,706,771	(257,799)	$(2,593,125)

28

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	157,431	$1,844,940	65,637	$663,323
Shares issued in reinvestment of dividends and distributions	6,786	72,812	3,032	30,498
Shares redeemed	(50,067)	(584,963)	—	—
Net increase	114,150	$1,332,789	68,669	$693,821

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	2	*	85%
Class A	3		33%
Class C	1		59%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2015	2014	2015	2014
$1,026,134	$524,559	$3,570,723	$540,613

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of futures contracts marked to market and offering expenses. At

29

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$6,475,405
Undistributed capital gain	2,163,296
Unrealized appreciation	350,908
$8,989,609

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$84,921,063
Unrealized appreciation	$—
Unrealized depreciation	(—)
Net unrealized appreciation (depreciation)	$—

At October 31, 2015, the Fund reclassified $6,527,151 from accumulated net investment loss and $6,296,164 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss) and subsidiary accumulative income (loss). Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice

30

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the

31

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

32

Credit Suisse Managed Futures Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Managed Futures Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Managed Futures Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statements of operations, changes in net assets and financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of changes in net assets of the Fund for the year ended October 31, 2014 and the consolidated financial highlights for the years or period in the three-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that consolidated financial statement and those consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Managed Futures Strategy Fund as of October 31, 2015, the results of its operations, changes in its net assets and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

33

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

34

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

35

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

36

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

37

Credit Suisse Managed Futures Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

38

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MFS-AR-1015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Global Sustainable Dividend Equity Fund (the "Fund"), for the eight-month period ended October 31, 2015.

Performance Summary
03/1/2015 – 10/31/2015

Fund & Benchmark	Performance
Class I1	-0.86%
Class A1,2	-1.00%
Class C1,2	-1.50%
Morgan Stanley Capital International All Country World Index[3]	-3.52%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A challenging period for global equities

The fiscal period ended October 31, 2015 was a challenging one for the global market, with the Morgan Stanley Capital International All Country World Index, (the "Index") losing 3.52%. Although the first half of 2015 ended in positive territory, the third quarter put the majority of global markets squarely in the red. Markets rallied in October, leaving the Index just slightly positive year to date, but not offsetting the losses for the fiscal year.

The U.S. economy has proven to be the strongest, but everything is relative. With continued U.S. rate uncertainty, China woes, weak commodity prices, and U.S. dollar strength vs. global currencies, equity performance continues to be driven by macro headlines.

Strategic Review and Outlook: Cautiously optimistic going forward

For the 8-month period ended October 31, 2015, the Fund outperformed the Index. The beginning of the period saw relative underperformance for the Fund, driven by the financials, information technology, and consumer discretionary sectors. This underperformance was the result of a combination of stock selection and the Fund's underweight versus the Index in both financials and consumer discretionary.

Strong relative performance in Q3, however, made up for the initial lag, causing the Fund to end the period noticeably up versus the Index. The

1

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

outperformance in Q3 was driven by the financials energy and industrials sectors. The Fund was 50% underweight in financials, but had positive performance due to allocation and stock selection. In energy, the Fund's significant underweight led to outperformance (and as of the end of the quarter, there was no allocation to the energy sector). The industrials sector was also underweight, but outperformance was driven by stock selection.

From a regional perspective, the Fund remains overweight in European and U.S. equities, and underweight in Asia Pacific equities. From a stock specific perspective, U.S. equities with sustainable dividend yields and wide, defensive moats around their businesses have become increasingly expensive. The management team is focused on finding opportunities for dividend growth as opposed to absolute dividend yield.

From a sector perspective, the Fund is overweight staples, health care and materials, and underweight financials, energy, industrials and telecom. Since the Fund's inception on February 27, 2015, the management team reduced the weight in both utilities and energy, as yield and valuation currently are not adequately compensating the increased volatility. The management team added positions in companies with defensive characteristics and defensible business models within cyclical sectors (materials, industrials and discretionary) and increased exposure to financials.

The Fund does not deviate from focusing on strong companies with sustainable cash flows. The sector exposure shifted this year as macro and company level risks led us away from energy and U.S. utilities. What has not changed is the commitment to dividend sustainability, quality, and value. As the portfolio has stayed true to these core tenets, it has avoided dividend cuts and has consistently provided downside protection in difficult market environments. The management team remains confident that the portfolio is well positioned to weather market volatility and provide clients with a combination of current income and the potential for capital appreciation.

The Credit Suisse Capital Discipline Group

Adam Steffanus
Michael Valentinas

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money. Principal risk factors for the Fund include currency risk, derivatives risk, equity exposure risk, foreign securities risk, futures contract risk, liquidity risk, manager risk, market risk, small- and mid-cap stock risk

2

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

and swap agreements risk. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Global Sustainable Dividend Equity Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and MSCI All Country World Index3
from Inception (02/27/15).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.70% of the Fund's average daily net assets for Class I shares, 0.95% of the Fund's average daily net assets for Class A shares and 1.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (6.16)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (2.48)%.

3  Morgan Stanley Capital International (MSCI) All Country World Index is a free float weighted equity index that captures large and mid cap representation across developed market countries. It covers approximately 85% of free float-adjusted market capitalization in each country. The index does not have transaction costs and investors cannot invest directly in the index.

4

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Returns as of October 31, 20151

Since Inception[2]
Class I	(0.86)%
Class A Without Sales Charge	(1.00)%
Class A With Maximum Sales Charge	(6.16)%
Class C Without CDSC	(1.50)%
Class C With CDSC	(2.48)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 2.17% for Class I shares, 2.42% for Class A shares and 3.17% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.70% for Class I shares, 0.95% for Class A shares and 1.70% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.70% of the Fund's average daily net assets for Class I shares, 0.95% of the Fund's average daily net assets for Class A shares and 1.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date February 27, 2015.

5

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,000.90	$999.70	$995.90
Expenses Paid per $1,000*	$3.53	$4.79	$8.55
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,021.68	$1,020.42	$1,016.64
Expenses Paid per $1,000*	$3.57	$4.84	$8.64
	Class I	Class A	Class C
Annualized Expense Ratios*	0.70%	0.95%	1.70%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Global Sustainable Dividend Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Sector Breakdown*

Health Care	20.9%
Consumer Staples	19.1
Information Technology	13.7
Consumer Discretionary	12.4
Financials	10.1
Materials	8.3
Industrials	8.0
Short-Term Investment[1]	4.0
Utilities	2.5
Telecommunication Services	1.0
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

8

Credit Suisse Global Sustainable Dividend Equity Fund
Schedule of Investments
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (95.8%)
FRANCE (12.3%)
Aerospace & Defense (1.6%)
Safran S.A.	4,800	$366,237
Insurance (3.2%)
AXA S.A.	27,000	723,855
Media (0.8%)
Eutelsat Communications S.A.	5,100	168,858
Personal Products (2.1%)
L'Oreal S.A.	2,500	457,834
Pharmaceuticals (3.8%)
Sanofi, ADR	16,800	845,712
Textiles, Apparel & Luxury Goods (0.8%)
LVMH Moet Hennessy Louis Vuitton SE	900	168,314
		2,730,810
GERMANY (6.8%)
Chemicals (2.2%)
BASF SE, ADR	6,000	491,220
Industrial Conglomerates (0.8%)
Siemens AG, ADR	1,700	170,969
Insurance (3.8%)
Allianz SE, Reg S1	4,800	844,146
		1,506,335
IRELAND (4.9%)
IT Services (4.9%)
Accenture PLC, Class A	10,100	1,082,720
MEXICO (1.1%)
Food & Staples Retailing (1.1%)
Wal-Mart de Mexico S.A.B. de C.V.	89,800	237,692
SOUTH AFRICA (1.0%)
Wireless Telecommunication Services (1.0%)
MTN Group Ltd.	19,600	223,661
SPAIN (2.4%)
Electric Utilities (2.4%)
Red Electrica Corp. S.A.[2]	6,200	548,298
SWEDEN (2.1%)
Communications Equipment (2.1%)
Telefonaktiebolaget LM Ericsson, ADR	47,600	463,624

See Accompanying Notes to Financial Statements.
9

Credit Suisse Global Sustainable Dividend Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
SWITZERLAND (8.1%)
Pharmaceuticals (8.1%)
Novartis AG, ADR	9,800	$886,214
Roche Holding AG, ADR	27,400	929,134
		1,815,348
UNITED KINGDOM (13.1%)
Chemicals (0.7%)
Johnson Matthey PLC	4,100	163,370
Food Products (5.6%)
Unilever PLC, ADR	27,900	1,240,155
Hotels, Restaurants & Leisure (1.6%)
Compass Group PLC	20,800	358,220
Media (2.0%)
Sky PLC	26,300	444,638
Textiles, Apparel & Luxury Goods (0.7%)
Burberry Group PLC	8,000	163,706
Tobacco (2.5%)
British American Tobacco PLC, ADR	4,600	543,260
		2,913,349
UNITED STATES (44.0%)
Beverages (1.8%)
Dr. Pepper Snapple Group, Inc.	4,600	411,102
Chemicals (1.8%)
Airgas, Inc.	4,200	403,872
Commercial Banks (1.3%)
JPMorgan Chase & Co.	4,500	289,125
Communications Equipment (5.3%)
Cisco Systems, Inc.	15,300	441,405
Harris Corp.	2,700	213,651
QUALCOMM, Inc.	8,700	516,954
		1,172,010
Containers & Packaging (3.6%)
Avery Dennison Corp.	2,900	188,413
Bemis Co., Inc.	6,500	297,570
Sonoco Products Co.	7,200	307,368
		793,351
Food & Staples Retailing (2.1%)
Sysco Corp.	11,100	457,875
Food Products (1.6%)
The Hershey Co.	4,000	354,760

See Accompanying Notes to Financial Statements.
10

Credit Suisse Global Sustainable Dividend Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Industrial Conglomerates (5.5%)
General Electric Co.	42,500	$1,229,100
Insurance (1.7%)
The Travelers Cos., Inc.	3,400	383,826
Leisure Equipment & Products (2.1%)
Hasbro, Inc.	6,200	476,346
Multiline Retail (4.4%)
Kohl's Corp.	7,100	327,452
Target Corp.	8,400	648,312
		975,764
Pharmaceuticals (8.9%)
AbbVie, Inc.	6,400	381,120
Eli Lilly & Co.	6,300	513,891
Johnson & Johnson	10,800	1,091,124
		1,986,135
Software (1.5%)
Microsoft Corp.	6,200	326,368
Tobacco (2.4%)
Altria Group, Inc.	8,800	532,136
		9,791,770
TOTAL COMMON STOCKS (Cost $21,535,703)		21,313,607
	Par (000)
SHORT-TERM INVESTMENT (3.9%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010% 11/02/2015 (Cost $875,785)	$876	875,785
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $22,411,488)		22,189,392
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		67,552
NET ASSETS (100.0%)		$22,256,944

1  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

2  Non-income producing security.

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

See Accompanying Notes to Financial Statements.
11

Credit Suisse Global Sustainable Dividend Equity Fund
Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $22,411,488) (Note 2)	$22,189,392
Cash	50,000
Dividend receivable	49,137
Deferred offering costs (Note 3)	35,096
Receivable from investment adviser (Note 3)	15,045
Receivable for fund shares sold	585
Prepaid expenses	3,311
Total Assets	22,342,566
Liabilities
Administrative services fee payable (Note 3)	17,786
Shareholder servicing/Distribution fee payable (Note 3)	1,141
Offering costs (Note 3)	10,402
Trustees' fee payable	7,332
Due to custodian for foreign currency at value (cost $62)	60
Accrued expenses	48,901
Total Liabilities	85,622
Net Assets
Capital stock, $.001 par value (Note 6)	2,268
Paid-in capital (Note 6)	22,655,402
Undistributed net investment income	117,467
Accumulated net realized loss on investments and foreign currency transactions	(296,021)
Net unrealized depreciation from investments and foreign currency translations	(222,172)
Net Assets	$22,256,944
I Shares
Net assets	$20,043,984
Shares outstanding	2,042,706
Net asset value, offering price and redemption price per share	$9.81
A Shares
Net assets	$1,120,485
Shares outstanding	114,214
Net asset value and redemption price per share	$9.81
Maximum offering price per share (net asset value/(1-5.25%))	$10.35
C Shares
Net assets	$1,092,475
Shares outstanding	111,468
Net asset value, offering price and redemption price per share	$9.80

See Accompanying Notes to Financial Statements.
12

Credit Suisse Global Sustainable Dividend Equity Fund
Statement of Operations
For the Period Ended October 31, 20151

Investment Income
Dividends	$451,502
Foreign taxes withheld	(26,176)
Total investment income	425,326
Expenses
Investment advisory fees (Note 3)	86,993
Administrative services fees (Note 3)	52,038
Shareholder servicing/Distribution fees (Note 3)
Class A	1,815
Class C	7,189
Offering costs (Note 3)	69,904
Audit and tax fees	33,600
Trustees' fees	18,905
Printing fees	16,358
Legal fees	10,167
Registration fees	6,437
Transfer agent fees (Note 3)	5,652
Commitment fees (Note 4)	4,451
Custodian fees	3,602
Insurance expense	141
Miscellaneous expense	5,714
Total expenses	322,966
Less: fees waived and expenses reimbursed (Note 3)	(212,469)
Net expenses	110,497
Net investment income	314,829
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(296,021)
Net realized gain from foreign currency transactions	18,340
Net change in unrealized appreciation (depreciation) from investments	(222,096)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(76)
Net realized and unrealized loss from investments and foreign currency related items	(499,853)
Net decrease in net assets resulting from operations	$(185,024)

1  For the period February 27, 2015 (inception date) through October 31, 2015.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Global Sustainable Dividend Equity Fund
Statement of Changes in Net Assets

For the Period Ended October 31, 2015[1]
From Operations
Net investment income	$314,829
Net realized loss from investments and foreign currency transactions	(277,681)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(222,172)
Net decrease in net assets resulting from operations	(185,024)
From Dividends
Dividends from net investment income
Class I	(202,432)
Class A	(9,840)
Class C	(5,363)
Net decrease in net assets resulting from dividends	(217,635)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	22,603,497
Reinvestment of dividends	217,635
Net asset value of shares redeemed	(161,529)
Net increase in net assets from capital share transactions	22,659,603
Net increase in net assets	22,256,944
Net Assets
Beginning of period	—
End of period	$22,256,944
Undistributed net investment income	$117,467

1  For the period February 27, 2015 (inception date) through October 31, 2015.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Global Sustainable Dividend Equity Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2015[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.15
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.24)
Total from investment operations	(0.09)
LESS DIVIDENDS
Dividends from net investment income	(0.10)
Total dividends	(0.10)
Net asset value, end of period	$9.81
Total return[3]	(0.86)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$20,044
Ratio of net expenses to average net assets	0.70%[4]
Ratio of net investment income to average net assets	2.23%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
15

Credit Suisse Global Sustainable Dividend Equity Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2015[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.13
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.23)
Total from investment operations	(0.10)
LESS DIVIDENDS
Dividends from net investment income	(0.09)
Total dividends	(0.09)
Net asset value, end of period	$9.81
Total return[3]	(1.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,120
Ratio of net expenses to average net assets	0.95%[4]
Ratio of net investment income to average net assets	1.96%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Global Sustainable Dividend Equity Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2015[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.08
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.23)
Total from investment operations	(0.15)
LESS DIVIDENDS
Dividends from net investment income	(0.05)
Total dividends	(0.05)
Net asset value, end of period	$9.80
Total return[3]	(1.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,092
Ratio of net expenses to average net assets	1.70%[4]
Ratio of net investment income to average net assets	1.23%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Global Sustainable Dividend Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks current income and capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services-Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and

18

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

19

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$16,682,470	$4,631,137	$—	$21,313,607
Short-term Investment	—	875,785	—	875,785
	$16,682,470	$5,506,922	$—	$22,189,392

For the period ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. The Fund has not entered into any derivative or hedging activities during the period covered by this report.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency

20

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

21

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) FOREIGN INVESTMENTS RISK — The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

22

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

J) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierachy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierachy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

K) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

23

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.60% of the Fund's average daily net assets. For the period ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $86,993 and $212,469, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 0.70% of the Fund's average daily net assets for Class I shares, 0.95% of the Fund's average daily net assets for Class A shares, and 1.70% of the Fund's average daily net assets for Class C shares.

For the period ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/ expense reimbursements subject to repayment	Expires October 31, 2018
Class I	$191,261	$191,261
Class A	10,666	10,666
Class C	10,542	10,542
Totals	$212,469	$212,469

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the period ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $13,049.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the period ended

24

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $38,989.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the period ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $1,815 for Class A shares and $7,189 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the period ended October 31, 2015, the Fund paid $181, which is included within transfer agent fees on the Statement of Operations.

For the period ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $455 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Offering costs, including initial registration cost, were deferred and will be charged to expenses over the Fund's first 12 months of operation. For the period ended October 31, 2015, $69,904 has been expensed by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the period ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

25

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 5. Purchases and Sales of Securities

For the period ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $29,362,249 and $7,530,525, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Period Ended October 31, 2015[1]
	Shares	Value
Shares sold	2,037,710	$20,368,418
Shares issued in reinvestment of dividends	21,302	202,432
Shares redeemed	(16,306)	(161,529)
Net increase	2,042,706	$20,409,321
	Class A
	For the Period Ended October 31, 2015[1]
	Shares	Value
Shares sold	113,179	$1,130,079
Shares issued in reinvestment of dividends	1,035	9,840
Net increase	114,214	$1,139,919
	Class C
	For the Period Ended October 31, 2015[1]
	Shares	Value
Shares sold	110,907	$1,105,000
Shares issued in reinvestment of dividends	561	5,363
Net increase	111,468	$1,110,363

1  For the period February 27, 2015 (inception date) through October 31, 2015.

26

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Sharesholder		Approximate Percentage of Outstanding Shares
Class I	1	*	89%
Class A	2	*	96%
Class C	2	*	100%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the year ended October 31, 2015, by the Fund was as follows:

Ordinary Income
2015
$217,635

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales and offering expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$138,837
Capital loss carryover	(293,152)
Unrealized depreciation	(225,041)
$(379,356)

At October 31, 2015, the Fund had $293,152 of unlimited short-term capital loss carryforwards available to offset possible future capital gains.

27

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$22,414,357
Unrealized appreciation	$723,742
Unrealized depreciation	(948,707)
Net unrealized appreciation (depreciation)	$(224,965)

At October 31, 2015, the Fund reclassified $20,273 from accumulated net investment loss and $18,340 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences. These permanent are due to differeing book/tax treatment of foreign currency gain (loss) and non-deductible 12b-1 and blue sky expenses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

28

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea

29

Credit Suisse Global Sustainable Dividend Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

30

Credit Suisse Global Sustainable Dividend Equity Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Global Sustainable Dividend Equity Fund:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Global Sustainable Dividend Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the schedule of investments, as of October 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the period from February 27, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Global Sustainable Dividend Equity Fund as of October 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period February 27, 2015 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

31

Credit Suisse Global Sustainable Dividend Equity Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

32

Credit Suisse Global Sustainable Dividend Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

33

Credit Suisse Global Sustainable Dividend Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

34

Credit Suisse Global Sustainable Dividend Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer since 2015; Treasurer since 2013	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

35

Credit Suisse Global Sustainable Dividend Equity Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

36

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  GSDE-AR-1015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
EMERGING MARKETS EQUITY
FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Emerging Markets Equity Fund (the "Fund"), for the 12 months ended October 31, 2015.

Performance Summary
11/1/2014 – 10/31/2015

Fund & Benchmark	Performance
Class I1	-16.68%
Class A1,2	-16.74%
Class C1,2	-17.48%
MSCI Emerging Markets Index[3]	-14.53%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A challenging period for emerging markets

The 12 months ended October 31, 2015 was a challenging one for emerging markets, with the MSCI Emerging Markets Index, the Fund's benchmark, returning -14.53%.

Lower oil prices late in 2014 were a gift that carried into the beginning of 2015. For the first half of the year, emerging markets saw positive returns, as the initiation of European quantitative easing and Chinese monetary easing continued to heighten global market volatility.

Global markets experienced a significant correction in the third quarter, driven by a perceived deceleration in China, devaluation of the Chinese currency, political and fiscal strife in Brazil, and the Fed's anxiously awaited decision regarding interest rates. After steep declines where emerging markets neared -20%, lows not seen since 2009, they staged a low quality rally of 7% in October, fueled by the view that loose monetary policy in the U.S. would be extended due to global weakness. A short delay in the Fed's interest rate hike plans led to a reflation of many of the low quality assets that had been beaten down in the months prior due to fears over their ability to survive a return to normalized interest rates.

Portfolio Review and Outlook: Cautiously optimistic going forward

For the 12 months ended October 31, 2015, the Fund underperformed the benchmark, losing 16.68% versus the benchmark loss of 14.53%. The end result,

1

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

however, masks what was a back and forth period of relative performance. For example, late 2014 saw outperformance driven by energy-intensive positions in China and Turkey, and strong gains in the Chinese banking space. In addition, although the initial 2015 rally in China left many of the portfolio's positions lagging, the Fund regained much of this underperformance in April as the main tenets of our valuation approach found renewed vigor. The Fund underperformed in Q3, however, driven by negative stock selection, predominantly from late stage industrial positions in China and financials in Brazil. This underperformance accelerated in October as a result of stock selection across most Industrial Life Cycle "ILC" stages and sectors. Stock selection in consumer staples, telecommunications, and utilities contributed positively to performance. Conversely, stock selection in consumer discretionary, materials, and information technology detracted from returns.

The Fed's decision to delay the interest rate hike was somewhat validated in October of 2015 when the U.S. released a less than vigorous jobs report. Additionally, the global economy is intertwined, and weakness in one corner, such as China or Europe, will eventually trickle through to the U.S., either in the form of lower earnings for multinational companies or through imported price deflation. This is the main concern of the Fed — and markets are now tasked with determining the probabilities between low interest rates for a more extended period of time versus a gradual increase to more normal levels. The vacillation between higher and lower rate outcomes has encased emerging market equities into a trading range that is likely to remain intact until consensus moves beyond a split weight between the two scenarios. In the meantime, the delay in rate rises is likely to reinvigorate the latter life cycles — along with the reawakening of valuation — as an effective alpha factor in the fourth quarter.

Going forward, we expect that the ILC process will make up for the initial deficit seen in October in one of two manners. Either the catalyst for the low quality rally will reverse itself (in this case if the Fed reverses course and raises rates) or the rally will mature as leadership broadens out to include the more sustainable types of names that pass the ILC screening and due diligence process.

HOLT Active Equity Group

Alfred S. Bryant

Foreign investments involve significant risks including risk of loss of principal, currency risk, derivatives risk, emerging markets risk, equity exposure risk, foreign securities risk, information risk, political risk, access risk, operational risk, liquidity

2

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

risk, manager risk, market risk, and small- and mid-cap stock risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Market Equity Fund1 Class I Shares, Class A
Shares2, Class C Shares2 and MSCI Emerging Markets USD Index NR3
from Inception (12/26/13).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (21.09)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (18.29)%.

3  Morgan Stanley Capital International (MSCI) Emerging Markets USD Index NR is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not have transaction costs and investors can not invest directly in the index.

4

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	(16.68)%	(7.60)%
Class A Without Sales Charge	(16.74)%	(7.78)%
Class A With Maximum Sales Charge	(21.09)%	(10.41)%
Class C Without CDSC	(17.48)%	(8.51)%
Class C With CDSC	(18.29)%	(8.51)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 2.42% for Class I shares, 2.67% for Class A shares and 3.42% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 1.25% for Class I shares, 1.50% for Class A shares and 2.25% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date December 26, 2013.

5

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$800.20	$800.00	$796.60
Expenses Paid per $1,000*	$5.67	$6.81	$10.19
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,018.90	$1,017.64	$1,013.86
Expenses Paid per $1,000*	$6.36	$7.63	$11.42
	Class I	Class A	Class C
Annualized Expense Ratios*	1.25%	1.50%	2.25%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Sector Breakdown*

Financials	24.3%
Information Technology	19.8
Consumer Discretionary	13.6
Consumer Staples	8.2
Energy	6.4
Commingled Funds	5.2
Telecommunication Services	4.9
Materials	4.7
Health Care	4.4
Industrials	3.6
Utilities	3.1
Short-Term Investment[1]	1.8
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

8

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (90.4%)
BRAZIL (6.9%)
Commercial Banks (1.5%)
Banco do Brasil S.A.	87,000	$361,752
Electric Utilities (0.9%)
Transmissora Alianca de Energia Eletrica S.A.	40,100	207,503
Food Products (0.9%)
Marfrig Global Foods S.A.[1]	133,900	221,918
Household Durables (1.1%)
Cyrela Brazil Realty S.A.	62,700	146,113
MRV Engenharia e Participacoes S.A.	67,500	130,261
		276,374
Insurance (1.4%)
Porto Seguro S.A.	39,000	327,959
Metals & Mining (0.5%)
Vale S.A., ADR	25,500	111,180
Multiline Retail (0.6%)
Lojas Renner S.A.	30,100	144,890
		1,651,576
CHILE (1.4%)
Electric Utilities (1.4%)
Enersis S.A., ADR	25,500	337,875
CHINA (16.4%)
Building Products (0.6%)
China Lesso Group Holdings Ltd.	186,000	150,393
Commercial Banks (6.0%)
Agricultural Bank of China Ltd., Series H	742,200	304,467
Bank of China Ltd., Series H	903,600	426,130
China CITIC Bank Corp. Ltd., Series H1	640,600	415,110
Chongqing Rural Commercial Bank Co. Ltd., Series H	471,400	293,649
		1,439,356
Construction & Engineering (1.7%)
Sinopec Engineering Group Co. Ltd., Series H	479,000	412,390
Construction Materials (0.9%)
China National Building Material Co. Ltd., Series H	344,900	213,423
Electrical Equipment (0.7%)
Zhuzhou CSR Times Electric Co. Ltd., Series H	23,372	151,606
Independent Power Producers & Energy Traders (0.7%)
Huaneng Power International, Inc., Series H	161,450	174,596
Insurance (0.7%)
New China Life Insurance Co. Ltd., Series H	37,800	165,973

See Accompanying Notes to Financial Statements.
9

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
CHINA
Internet Software & Services (0.8%)
Tencent Holdings Ltd.	10,300	$193,631
Metals & Mining (0.8%)
China Hongqiao Group Ltd.	382,900	198,889
Oil, Gas & Consumable Fuels (1.4%)
CNOOC Ltd.	291,200	328,178
Semiconductors & Semiconductor Equipment (1.3%)
JA Solar Holdings Co. Ltd., ADR[1]	35,100	299,052
Specialty Retail (0.8%)
Belle International Holdings Ltd.	191,000	185,404
		3,912,891
COLOMBIA (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Ecopetrol S.A., ADR	17,000	158,440
HONG KONG (4.7%)
Capital Markets (1.0%)
Sun Hung Kai & Co. Ltd.	348,400	234,491
Chemicals (0.5%)
Yingde Gases Group Co. Ltd.	250,500	111,323
Construction Materials (0.5%)
China Resources Cement Holdings Ltd.	278,200	112,272
Industrial Conglomerates (0.6%)
Jardine Strategic Holdings Ltd.	4,700	141,473
Pharmaceuticals (0.6%)
China Traditional Chinese Medicine Co. Ltd.[1]	191,600	144,916
Specialty Retail (0.6%)
Luk Fook Holdings International Ltd.	58,000	149,257
Wireless Telecommunication Services (0.9%)
China Mobile Ltd.	18,600	222,906
		1,116,638
HUNGARY (0.8%)
Pharmaceuticals (0.8%)
Richter Gedeon Nyrt	11,100	185,878
INDIA (4.6%)
Automobiles (1.4%)
Tata Motors Ltd., ADR[1]	11,600	343,012
Pharmaceuticals (1.8%)
Dr Reddy's Laboratories Ltd., ADR	6,600	427,614
See Accompanying Notes to Financial Statements.
10

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
INDIA
Thrifts & Mortgage Finance (1.4%)
Indiabulls Housing Finance Ltd., GDR	30,500	$336,873
		1,107,499
INDONESIA (0.6%)
Food Products (0.6%)
Indofood Sukses Makmur Tbk PT	323,500	130,050
JAPAN (0.6%)
Household Products (0.6%)
Pigeon Corp.	5,000	140,089
LUXEMBOURG (0.6%)
Metals & Mining (0.6%)
Ternium S.A., ADR	10,500	150,885
MALAYSIA (0.9%)
IT Services (0.9%)
My EG Services Bhd	311,500	213,899
MEXICO (0.5%)
Pharmaceuticals (0.5%)
Genomma Lab Internacional S.A.B. de C.V., Series B1	161,200	118,203
PANAMA (1.0%)
Commercial Banks (1.0%)
Banco Latinoamericano de Comercio Exterior S.A., Series E	9,200	248,676
RUSSIA (3.6%)
Diversified Financial Services (0.8%)
Moscow Exchange MICEX-RTS PJSC[1]	139,800	197,070
Oil, Gas & Consumable Fuels (2.8%)
Gazprom PAO, ADR	61,850	258,533
Lukoil PJSC, ADR	11,300	409,625
		668,158
		865,228
SINGAPORE (0.7%)
Commercial Banks (0.7%)
DBS Group Holdings Ltd.	13,300	163,571
SOUTH AFRICA (5.3%)
Food & Staples Retailing (2.2%)
The SPAR Group Ltd.	35,700	513,652
Food Products (0.6%)
AVI Ltd.	23,300	148,574
Real Estate Investment Trusts (1.3%)
Growthpoint Properties Ltd.	175,300	321,900

See Accompanying Notes to Financial Statements.
11

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
SOUTH AFRICA
Specialty Retail (1.2%)
Truworths International Ltd.	41,500	$281,439
		1,265,565
SOUTH KOREA (18.9%)
Automobiles (2.7%)
Hyundai Motor Co.	1,400	191,233
Kia Motors Corp.	9,100	444,190
		635,423
Biotechnology (0.7%)
Medy-Tox, Inc.	400	169,870
Commercial Banks (2.1%)
Woori Bank	56,300	488,377
Diversified Telecommunication Services (2.2%)
KT Corp.[1]	20,500	531,066
Electronic Equipment, Instruments & Components (1.6%)
LG Display Co. Ltd.	12,700	241,263
LG Innotek Co. Ltd.	1,800	145,546
		386,809
Hotels, Restaurants & Leisure (0.5%)
Hana Tour Service, Inc.	1,100	121,189
Household Durables (1.0%)
Hanssem Co. Ltd.	1,200	245,226
Insurance (0.9%)
Hyundai Marine & Fire Insurance Co. Ltd.	7,300	217,376
Media (1.1%)
KT Skylife Co. Ltd.	15,200	248,776
Personal Products (1.0%)
Amorepacific Corp.	740	244,270
Semiconductors & Semiconductor Equipment (3.9%)
Samsung Electronics Co. Ltd.	780	935,552
Tobacco (1.2%)
KT&G Corp.	2,800	279,767
		4,503,701
TAIWAN (14.0%)
Computers & Peripherals (3.6%)
Asustek Computer, Inc.	20,900	187,043
Catcher Technology Co. Ltd.	12,500	122,675
Compal Electronics, Inc.	444,000	276,137
Pegatron Corp.	112,300	274,423
		860,278

See Accompanying Notes to Financial Statements.
12

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
TAIWAN
Electronic Equipment, Instruments & Components (3.0%)
Hon Hai Precision Industry Co. Ltd.	211,453	$562,055
Largan Precision Co. Ltd.	2,100	163,188
		725,243
Internet Software & Services (0.6%)
PChome Online, Inc.	13,155	147,426
Personal Products (0.5%)
Grape King Bio Ltd.	21,900	120,387
Semiconductors & Semiconductor Equipment (3.8%)
Taiwan Semiconductor Manufacturing Co. Ltd.	213,600	900,039
Textiles, Apparel & Luxury Goods (2.5%)
Eclat Textile Co. Ltd.	24,000	352,990
Makalot Industrial Co. Ltd.	30,842	234,820
		587,810
		3,341,183
THAILAND (3.8%)
Chemicals (0.8%)
PTT Global Chemical PCL	132,500	207,686
Commercial Banks (1.7%)
Bangkok Bank PCL, NVDR	54,400	255,619
Krung Thai Bank PCL, NVDR	319,700	153,405
		409,024
Food Products (0.6%)
Thai Union Group PCL, Series F	277,700	138,196
Oil, Gas & Consumable Fuels (0.7%)
PTT PCL	20,800	160,821
		915,727
TURKEY (2.6%)
Diversified Telecommunication Services (1.7%)
Turk Telekomunikasyon AS	189,100	408,424
Oil, Gas & Consumable Fuels (0.9%)
Tupras Turkiye Petrol Rafinerileri AS1	7,500	198,168
		606,592
UNITED ARAB EMIRATES (0.7%)
Commercial Banks (0.7%)
Abu Dhabi Commercial Bank PJSC	79,000	160,379

See Accompanying Notes to Financial Statements.
13

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM (1.1%)
Insurance (1.1%)
Old Mutual PLC	82,000	$268,496
TOTAL COMMON STOCKS (Cost $24,093,826)		21,563,041
PREFERRED STOCKS (1.7%)
BRAZIL (1.7%)
Commercial Banks (1.7%)
Banco Bradesco S.A.	16,080	87,895
Itau Unibanco Holding S.A.	44,550	306,997
TOTAL PREFERRED STOCKS (Cost $710,508)		394,892
EXCHANGE TRADED FUNDS (5.1%)
FRANCE (2.5%)
Lyxor ETF MSCI India[1]	38,450	593,359
LUXEMBOURG (2.6%)
db x-trackers CNX Nifty UCITS ETF[1]	4,925	623,089
TOTAL EXCHANGE TRADED FUNDS (Cost $1,040,617)		1,216,448
	Par (000)
SHORT-TERM INVESTMENT (1.7%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010% 11/02/2015 (Cost $413,660)	$414	413,660
TOTAL INVESTMENTS AT VALUE (98.9%) (Cost $26,258,611)		23,588,041
OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)		268,486
NET ASSETS (100.0%)		$23,856,527

1  Non-income producing security.

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depository Receipt

See Accompanying Notes to Financial Statements.
14

Credit Suisse Emerging Markets Equity Fund
Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $26,258,611) (Note 2)	$23,588,041
Cash	50,000
Foreign currency at value (cost $275,316)	277,316
Dividend receivable	13,379
Receivable from investment adviser (Note 3)	13,201
Receivable for fund shares sold	6,597
Prepaid expenses	6,681
Total assets	23,955,215
Liabilities
Administrative services fee payable (Note 3)	27,445
Shareholder servicing/Distribution fee payable (Note 3)	1,568
Trustees' fee payable	7,438
Accrued expenses	62,237
Total liabilities	98,688
Net Assets
Capital stock, $.001 par value (Note 6)	2,837
Paid-in capital (Note 6)	28,446,334
Accumulated net investment loss	(14,029)
Accumulated net realized loss on investments and foreign currency transactions	(1,910,170)
Net unrealized depreciation from investments and foreign currency translations	(2,668,445)
Net assets	$23,856,527
I Shares
Net assets	$21,050,890
Shares outstanding	2,501,604
Net asset value, offering price and redemption price per share	$8.41
A Shares
Net assets	$1,287,571
Shares outstanding	153,335
Net asset value and redemption price per share	$8.40
Maximum offering price per share (net asset value/(1-5.25%))	$8.87
C Shares
Net assets	$1,518,066
Shares outstanding	181,951
Net asset value, offering price and redemption price per share	$8.34

See Accompanying Notes to Financial Statements.
15

Credit Suisse Emerging Markets Equity Fund
Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Dividends	$747,298
Foreign taxes withheld	(74,459)
Total investment income	672,839
Expenses
Investment advisory fees (Note 3)	230,315
Administrative services fees (Note 3)	178,795
Shareholder servicing/Distribution fees (Note 3)
Class A	3,425
Class C	13,990
Registration fees	46,845
Trustees' fees	28,867
Legal fees	28,069
Audit and tax fees	25,913
Printing fees	24,322
Custodian fees	24,135
Transfer agent fees (Note 3)	9,660
Offering costs (Note 3)	9,083
Commitment fees (Note 4)	8,779
Insurance expense	636
Miscellaneous expense	4,676
Total expenses	637,510
Less: fees waived and expenses reimbursed (Note 3)	(300,236)
Net expenses	337,274
Net investment income	335,565
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(1,399,953)
Net realized loss from foreign currency transactions	(23,950)
Net change in unrealized appreciation (depreciation) from investments	(3,506,077)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(397)
Net realized and unrealized loss from investments and foreign currency related items	(4,930,377)
Net decrease in net assets resulting from operations	$(4,594,812)

See Accompanying Notes to Financial Statements.
16

Credit Suisse Emerging Markets Equity Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
From Operations
Net investment income	$335,565	$325,769
Net realized loss from investments and foreign currency transactions	(1,423,903)	(495,993)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(3,506,474)	838,029
Net increase (decrease) in net assets resulting from operations	(4,594,812)	667,805
From Dividends
Dividends from net investment income
Class I	(620,068)	—
Class A	(31,587)	—
Class C	(16,465)	—
Net decrease in net assets resulting from dividends	(668,120)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	6,646,901	22,618,171
Reinvestment of dividends	665,629	—
Net asset value of shares redeemed	(1,443,532)	(35,515)
Net increase in net assets from capital share transactions	5,868,998	22,582,656
Net increase in net assets	606,066	23,250,461
Net Assets
Beginning of period	23,250,461	—
End of period	$23,856,527	$23,250,461
Undistributed (accumulated) net investment income (loss)	$(14,029)	$336,253

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of Period	$10.36	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.13	0.16
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.82)	0.20
Total from investment operations	(1.69)	0.36
LESS DIVIDENDS
Dividends from net investment income	(0.26)	—
Total dividends	(0.26)	—
Net asset value, end of Period	$8.41	$10.36
Total return[3]	(16.68)%	3.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$21,051	$21,040
Ratio of net expenses to average net assets	1.25%	1.25%[4]
Ratio of net investment income to average net assets	1.36%	1.88%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.34	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.11	0.15
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.81)	0.19
Total from investment operations	(1.70)	0.34
LESS DIVIDENDS
Dividends from net investment income	(0.24)	—
Total dividends	(0.24)	—
Net asset value, end of period	$8.40	$10.34
Total return[3]	(16.74)%	3.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,288	$1,182
Ratio of net expenses to average net assets	1.50%	1.50%[4]
Ratio of net investment income to average net assets	1.18%	1.72%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized

4  Annualized.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.28	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.06	0.08
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.84)	0.20
Total from investment operations	(1.78)	0.28
LESS DIVIDENDS
Dividends from net investment income	(0.16)	—
Total dividends	(0.16)	—
Net asset value, end of period	$8.34	$10.28
Total return[3]	(17.48)%	2.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,518	$1,028
Ratio of net expenses to average net assets	2.25%	2.25%[4]
Ratio of net investment income to average net assets	0.62%	0.91%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied

21

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving

22

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$3,903,741	$17,659,300	$—	$21,563,041
Preferred Stocks	—	394,892	—	394,892
Exchange Traded Funds	1,216,448	—	—	1,216,448
Short-term Investment	—	413,660	—	413,660
	$5,120,189	$18,467,852	$—	$23,588,041

For the year ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. The Fund has not entered into any derivative or hedging activities during the period covered by this report.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and

23

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income

24

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) FOREIGN INVESTMENTS RISK — The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

25

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

J) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

K) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

26

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $230,315 and $300,236, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares, and 2.25% of the Fund's average daily net assets for Class C shares.

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2017	Expires October 31, 2018
Class I	$496,199	$228,447	$267,752
Class A	29,286	13,198	16,088
Class C	28,692	12,296	16,396
Totals	$554,177	$253,941	$300,236

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $23,032.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended

27

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $155,763.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $3,425 for Class A shares and $13,990 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $7,474, which is included within transfer agent fees on the Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that there was no commissions earned on the sale of the Fund's Class A and Class C shares.

Offering costs, including initial registration cost, were deferred and were expensed over the Fund's first 12 months of operation. For the year ended October 31, 2015, $9,083 has been expensed by the Fund and $0 remains deferred.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

28

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $19,451,806 and $15,355,986, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	559,159	$5,526,914	2,033,391	$20,470,437
Shares issued in reinvestment of dividends	64,398	617,577	—	—
Shares redeemed	(151,958)	(1,443,532)	(3,386)	(35,515)
Net increase	471,599	$4,700,959	2,030,005	$20,434,922
	Class A
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	35,734	$355,000	114,307	$1,147,734
Shares issued in reinvestment of dividends	3,294	31,587	—	—
Net increase	39,028	$386,587	114,307	$1,147,734
	Class C
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	80,234	$764,987	100,000	$1,000,000
Shares issued in reinvestment of dividends	1,717	16,465	—	—
Net increase	81,951	$781,452	100,000	$1,000,000

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

29

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	2	*	97%
Class A	3	*	98%
Class C	2	*	96%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income
2015	2014
$668,120	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to adjustments for sales of shares in passive foreign investment company, wash sales and organizational expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$301,642
Capital loss carryover	(1,892,256)
Unrealized depreciation	(2,970,720)
$(4,561,334)

At October 31, 2015, the Fund had $1,439,436 of unlimited short-term and $452,820 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

30

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$26,560,886
Unrealized appreciation	$1,272,275
Unrealized depreciation	(4,245,120)
Net unrealized appreciation (depreciation)	$(2,972,845)

At October 31, 2015, the Fund reclassified $17,727 from accumulated net investment income and $17,727 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss) and passive foreign investment company gains and losses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

31

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea

32

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

33

Credit Suisse Emerging Markets Equity Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the schedule of investments, as of October 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights of the Fund for the period December 26, 2013 to October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Equity Fund as of October 31, 2015, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

34

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

35

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

36

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

37

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

38

Credit Suisse Emerging Markets Equity Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

39

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  EMF-AR-2015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
STRATEGIC INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at
www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Strategic Income Fund (the "Fund"), for the 12 month period ended October 31, 2015.

Performance Summary
11/01/14 – 10/31/15

Fund & Benchmark	Performance
Class I1	2.05%
Class A1,2	1.78%
Class C1,2	1.14%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[3]	0.05%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively. 2

Market Review: A mixed period for fixed income

The 12 month period ended October 31, 2015 was a mixed one for fixed income, with the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the "Index"), the Fund's benchmark, returning 0.05%. The period started in a positive tone for many fixed income asset classes, however, a mixed technical environment, questions regarding the timing of a potential interest rate hike by the Federal Reserve, and continued weakness in the price of oil, led to elevated volatility as the period ended. The U.S. 10-year Treasury returned 3.57%, while the investment grade asset class, represented by BofA Merrill Lynch U.S. Corporate Index, returned 0.96%. In addition, the high yield market, represented by BofA Merrill Lynch U.S. High Yield Constrained Index, returned -2.03% and the senior loan market, represented by Credit Suisse Leveraged Loan Index, returned 0.81%.

Default rates within both the senior loan market and high yield asset class increased to 1.32% and 2.21%, respectively. Though both figures remain below historical averages, we believe the default rates will see an incremental increase in 2016, with much of the increase comprised of distressed oil and commodity issuers.

Market sentiment has been fickle as equity and credit asset classes experienced weakness at the end of the fiscal year. Within the senior loan market, collateralized loan obligation ("CLO") issuance has been robust but retail funds have continued to experienced outflows. Within the high yield market, mutual

1

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

fund inflows have been inconsistent and market returns have wavered throughout the year.

Strategic review and outlook: Ever mindful of changing risks

For the 12 months ended October 31, 2015, the Fund outperformed the Index. From an asset class perspective, an allocation to senior loans was the largest contributor to overall returns. Industry contribution was most positive in the electronics and diversified manufacturing sectors, while metals and mining detracted from absolute return. From a ratings perspective, the Fund's exposure to BB and CCC rated investments contributed the most to returns.

Portfolio exposures remain focused on B-rated names in the Index that we believe exhibit the best risk-return characteristics. In addition, we remain mindful of potential external risks such as the heightened probability of future interest rate hike from the Federal Reserve and weaker growth from China. Further, given existing market conditions, we expect that any potential headline risks may also contribute additional volatility.

The Credit Suisse Credit Investments Group

John G. Popp
Andrew H. Marshak
Thomas J. Flannery
Louis I. Farano
Wing Chan

Senior secured floating rate loans ("Senior Loans") are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

2

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Additional principal risk factors for the Fund include conflict of interest risk, convertible securities risk, credit risk, derivatives risk, extension risk, foreign securities risk, futures contracts risk, hedged exposure risk, interest rate risk, liquidity risk, market risk, mortgage- and asset-backed securities risk, prepayment risk, short position risk, U.S. government securities risk and valuation risk . Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Strategic Income Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and the BofA
Merrill Lynch 3-Month U.S. Treasury Bill Index3
from Inception (09/28/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (3.03)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.20%.

3  Using only liquid securities, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index seeks to replicate the return of the overall hedge fund industry, as represented by the Dow Jones Credit Suisse Hedge Fund Index. The index does not have transaction costs and investors may not invest directly in the index.

4

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	2.05%	6.58%
Class A Without Sales Charge	1.78%	6.32%
Class A With Maximum Sales Charge	(3.03)%	4.65%
Class C Without CDSC	1.14%	5.54%
Class C With CDSC	0.20%	5.54%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 1.16% for Class I shares, 1.40% for Class A shares and 2.16% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.99% for Class I shares, 1.24% for Class A shares and 1.99% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, withoutwhich performance would be lower. The Fund entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date September 28, 2012.

5

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$997.10	$996.60	$993.00
Expenses Paid per $1,000*	$4.98	$6.24	$10.00
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,020.21	$1,018.95	$1,015.17
Expenses Paid per $1,000*	$5.04	$6.31	$10.11
	Class I	Class A	Class C
Annualized Expense Ratios*	0.99%	1.24%	1.99%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Credit Quality Breakdown*

% of Total Investments as of October 31, 2015

S&P Ratings**
BBB	2.4%
BB	24.6
B	47.4
CCC	11.7
D	0.3
NR	6.1
Subtotal	92.5
Equity and Other	0.5
Short Term Investment[1]	7.0
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

**  Credit Quality is based on S&P Ratings. S&P is a main provider of ratings for Credit Assets Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P Ratings.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

8

Credit Suisse Strategic Income Fund
Schedule of Investments
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (31.9%)
Auto Parts & Equipment (0.3%)
$350	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)[1]	(BB+, Ba2)	04/30/23	5.000	$357,000
Banking (0.7%)
925	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/15 @ 105.81)[1]	(B+, B1)	02/15/18	7.750	968,937
Building & Construction (0.9%)
750	AV Homes, Inc., Global Company Guaranteed Notes (Callable 07/01/16 @ 106.38)	(B-, Caa1)	07/01/19	8.500	753,750
500	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)[1]	(B+, B3)	01/15/23	8.250	532,500
					1,286,250
Building Materials (1.5%)
1,000	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)[1]	(B-, Caa2)	08/15/20	12.000	975,000
500	Headwaters, Inc., Global Company Guaranteed Notes (Callable 01/15/16 @ 103.63)	(B-, Caa1)	01/15/19	7.250	520,000
500	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 07/15/18 @ 103.06)	(B, Caa2)	07/15/23	6.125	500,000
					1,995,000
Cable & Satellite TV (3.5%)
400	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 104.97)[1]	(BB-, B1)	02/15/23	6.625	402,000
750	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)[1]	(B+, B1)	02/01/20	7.250	757,500
600	Cable One, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/18 @ 102.88)[1]	(BB, B1)	06/15/22	5.750	616,500
525	CCO Safari II LLC, Rule 144A, Senior Secured Notes (Callable 04/23/25 @ 100.00)[1]	(BBB-, Ba1)	07/23/25	4.908	534,458
750	CCO Safari II LLC, Rule 144A, Senior Secured Notes (Callable 05/23/22 @ 100.00)[1]	(BBB-, Ba1)	07/23/22	4.464	761,732
500	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/30/15 @ 104.78)[1]	(B-, B3)	09/15/20	6.375	502,500

See Accompanying Notes to Financial Statements.
9

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Cable & Satellite TV
$500	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)[1]	(B, B3)	08/01/21	6.250	$520,000
300	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 103.31)[1]	(BB-, Ba1)	10/15/25	6.625	316,500
300	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)[1]	(B-, B2)	10/15/25	10.875	321,000
					4,732,190
Chemicals (1.9%)
500	A Schulman, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/18 @ 105.16)[1]	(B+, B3)	06/01/23	6.875	498,750
500	Axiall Corp., Global Company Guaranteed Notes (Callable 05/15/18 @ 102.44)	(BB, Ba3)	05/15/23	4.875	477,187
525	Blue Cube Spinco, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 102.44)[1]	(BB+, Ba1)	10/15/23	9.750	568,312
52	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 100.00)[1,2,3]	(NR, NR)	05/08/17	9.000	21,954
850	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 11/30/15 @ 104.78)	(B+, B3)	08/15/20	6.375	609,620
375	Univar U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 103.38)[1]	(B, Caa1)	07/15/23	6.750	372,188
					2,548,011
Consumer/Commercial/Lease Financing (0.5%)
700	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)[1]	(CCC+, Caa2)	08/01/22	7.250	630,000
Electric - Generation (0.4%)
500	Dynegy, Inc., Global Company Guaranteed Notes (Callable 05/01/17 @ 103.38)	(B+, B3)	11/01/19	6.750	501,250

See Accompanying Notes to Financial Statements.
10

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Energy - Exploration & Production (1.7%)
$1,050	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(CCC+, B3)	04/15/21	6.750	$761,250
500	Det Norske Oljeselskap ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)[1]	(NR, NR)	05/27/22	10.250	456,250
479	Harkand Finance, Inc., 7.800% Cash, 0.600% PIK, Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)[1,4,5]	(NR, NR)	03/28/19	8.400	299,316
750	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B+, B2)	10/15/22	7.750	757,500
					2,274,316
Gaming (0.6%)
750	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)[1,6]	(B, B2)	02/15/21	8.250	865,852
Gas Distribution (1.2%)
1,000	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B+, B1)	02/15/21	5.750	940,000
750	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB, B1)	03/01/20	6.500	750,000
					1,690,000
Health Facilities (0.7%)
500	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.56)[1]	(B-, B3)	08/01/19	8.750	500,000
500	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	06/15/23	6.750	498,750
					998,750
Health Services (0.6%)
500	Emdeon, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/17 @ 104.50)[1]	(CCC+, Caa1)	02/15/21	6.000	491,875
350	ExamWorks Group, Inc., Company Guaranteed Notes (Callable 04/15/18 @ 104.22)	(B-, B3)	04/15/23	5.625	365,312
					857,187

See Accompanying Notes to Financial Statements.
11

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Insurance Brokerage (0.4%)
$500	National Financial Partners Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/16 @ 106.75)[1]	(CCC+, Caa2)	07/15/21	9.000	$491,875
Investments & Misc. Financial Services (0.6%)
500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 107.78)[1,7]	(B+, B2)	10/01/19	10.375	834,342
Metals & Mining - Excluding Steel (1.8%)
500	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)[1]	(CCC+, Caa2)	04/01/21	7.000	203,750
164	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes[1]	(B, B3)	10/01/18	10.000	141,040
2,975	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)	(CCC, Caa3)	06/01/19	11.000	684,250
2,500	Taseko Mines Ltd., Company Guaranteed Notes (Callable 11/30/15 @ 103.88)	(B-, B3)	04/15/19	7.750	1,312,500
500	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 104.63)[1,8]	(NR, NR)	05/15/19	9.250	102,500
					2,444,040
Oil Field Equipment & Services (1.2%)
500	FTS International, Inc., Global Senior Secured Notes (Callable 05/01/17 @ 104.69)	(CCC+, Caa2)	05/01/22	6.250	117,500
800	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)[1]	(B+, Caa3)	12/01/17	7.250	548,000
800	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/17 @ 104.59)	(B+, B3)	03/15/22	6.125	464,000
500	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 11/30/15 @ 104.31)[1]	(B+, B1)	11/01/18	8.625	386,250
250	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)[1]	(CCC+, Ca)	11/15/19	9.750	142,500
					1,658,250

See Accompanying Notes to Financial Statements.
12

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Oil Refining & Marketing (1.3%)
$1,000	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	$987,500
500	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	527,500
250	Western Refining, Inc., Global Company Guaranteed Notes (Callable 04/01/17 @ 103.13)	(B+, B3)	04/01/21	6.250	250,000
					1,765,000
Packaging (0.4%)
500	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes[1]	(BB-, B1)	08/15/23	5.875	531,563
Pharmaceuticals (1.1%)
500	AMAG Pharmaceuticals, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/18 @ 105.91)[1]	(B+, B3)	09/01/23	7.875	468,750
1,000	Endo Ltd., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 104.50)[1]	(B, B1)	07/15/23	6.000	1,005,000
					1,473,750
Printing & Publishing (0.6%)
819	Harland Clarke Holdings Corp., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 104.88)[1]	(B+, B1)	08/01/18	9.750	838,451
Property & Casualty Insurance (0.3%)
400	York Risk Services Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/17 @ 106.38)[1]	(CCC+, Caa2)	10/01/22	8.500	353,500
Real Estate Development & Management (0.4%)
500	DuPont Fabros Technology LP, Company Guaranteed Notes (Callable 06/15/18 @ 104.22)	(BB, Ba1)	06/15/23	5.625	515,000
Real Estate Investment Trusts (0.4%)
500	iStar, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.44)	(B+, B2)	07/01/18	4.875	494,375
Restaurants (0.7%)
1,000	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 11/30/15 @ 102.00)[1,6,9]	(CCC, Caa2)	10/15/19	7.451	916,860

See Accompanying Notes to Financial Statements.
13

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Software - Services (2.8%)
$1,250	Audatex North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/18 @ 103.06)[1]	(BB-, B1)	11/01/23	6.125	$1,262,500
600	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)	(B+, B2)	01/15/23	4.500	519,000
500	Optimas OE Solutions, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/18 @ 104.31)[1]	(B-, B3)	06/01/21	8.625	477,500
500	Riverbed Technology Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/18 @ 104.44)[1]	(CCC+, Caa1)	03/01/23	8.875	466,875
750	SS&C Technologies Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 104.41)[1]	(B+, B3)	07/15/23	5.875	789,375
500	Sungard Availability Services Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.38)[1]	(CCC+, Caa1)	04/01/22	8.750	315,000
					3,830,250
Specialty Retail (0.9%)
500	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 105.00)[1]	(B-, Caa1)	11/15/18	10.000	486,875
750	Caleres, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 104.69)[1]	(BB, B1)	08/15/23	6.250	761,250
					1,248,125
Steel Producers/Products (0.3%)
500	JMC Steel Group, Inc.,144A, Senior Unsecured Notes (Callable 11/30/15 @ $104.13)[1]	(B-, Caa1)	03/15/18	8.250	342,500
Support - Services (1.1%)
250	Brand Energy & Infrastructure Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/16 @ 106.38)[1]	(CCC+, Caa1)	12/01/21	8.500	227,500
700	CEB, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/18 @ 104.22)[1]	(BB-, Ba3)	06/15/23	5.625	713,125
500	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(BB-, B3)	09/01/22	7.000	510,000
					1,450,625

See Accompanying Notes to Financial Statements.
14

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Tech Hardware & Equipment (0.9%)
$500	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 104.50)[1]	(B, B1)	04/01/19	9.000	$410,000
740	CommScope Technologies Finance LLC, Rule 144A, Senior Secured Notes (Callable 06/15/20 @ 103.00)[1]	(B, B2)	06/15/25	6.000	752,950
					1,162,950
Telecom - Satellite (0.2%)
250	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(BB-, B3)	06/15/21	7.625	273,438
Telecom - Wireless (0.5%)
750	Sprint Corp., Global Company Guaranteed Notes	(B+, Caa1)	09/15/23	7.875	695,625
Telecom - Wireline Integrated & Services (0.3%)
375	Frontier Communications Corp., Rule 144A, Senior Unsecured Notes (Callable 06/15/25 @ 100.00)[1]	(BB-, Ba3)	09/15/25	11.000	393,983
Theaters & Entertainment (1.2%)
385	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.22)[1]	(BB+, Ba2)	09/15/21	5.625	408,177
715	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	748,033
500	Regal Entertainment Group, Senior Unsecured Notes (Callable 06/15/18 @ 102.88)	(B-, B3)	06/15/23	5.750	502,500
					1,658,710
TOTAL CORPORATE BONDS (Cost $47,305,824)					43,077,955
BANK LOANS (49.2%)
Aerospace & Defense (0.6%)
101	Aveos Fleet Performance, Inc.[2,3,9]	(CCC+, B3)	03/12/16	12.750	1,009
415	LM U.S. Corp. Acquisition, Inc.[9]	(CCC, Caa2)	01/25/21	8.250	414,388
499	Sequa Corp.[9]	(CCC+, Caa1)	06/19/17	5.250	411,442
					826,839
Auto Parts & Equipment (1.1%)
995	Federal-Mogul Holdings Corp.[9]	(B-, B1)	04/15/21	4.750	910,570
578	U.S. Farathane LLC[9]	(B+, B2)	12/23/21	6.750	582,195
					1,492,765

See Accompanying Notes to Financial Statements.
15

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Automakers (0.7%)
$1,000	TI Group Automotive Systems LLC[9]	(BB, Ba3)	06/30/22	4.500	$991,665
Building Materials (1.1%)
459	Panolam Industries International, Inc.[9]	(BB-, B2)	08/23/17	7.750	460,051
998	Summit Materials Cos. I LLC[9]	(BB, B1)	07/17/22	4.250	995,630
					1,455,681
Cable & Satellite TV (1.2%)
637	Onex Wizard U.S. Acquisition, Inc.[9]	(B+, B1)	03/13/22	4.250	638,220
995	TWCC Holding Corp.[9]	(B+, B1)	02/11/20	5.750	997,090
					1,635,310
Chemicals (3.0%)
949	Albaugh LLC[9]	(BB, B1)	05/31/21	6.000	951,740
657	Chemstralia Pty Ltd.[9]	(BB-, B1)	02/28/22	7.250	651,775
728	Colouroz Investment 2 LLC[9]	(B-, Caa1)	09/06/22	8.250	719,357
728	Houghton International, Inc.[9]	(B-, Caa1)	12/20/20	9.750	722,232
1,000	Minerals Technologies, Inc.[9]	(BB, Ba2)	05/09/21	4.750	1,003,750
					4,048,854
Department Stores (1.1%)
800	Dollar Tree, Inc.[9]	(BB+, Ba1)	07/06/22	4.250	801,900
750	Hudson's Bay Co.[9]	(BB, B1)	09/30/22	4.750	752,227
					1,554,127
Discount Stores (1.0%)
796	99 Cents Only Stores[9]	(B, B3)	01/11/19	4.500	636,751
671	Ollie's Bargain Outlet, Inc.[9]	(B+, Ba3)	09/27/19	4.750	667,874
					1,304,625
Diversified Capital Goods (1.3%)
537	Dynacast International LLC[9]	(B, Ba3)	01/28/22	4.500	530,584
494	Horizon Global Corp.[9]	(B, B2)	05/11/22	7.000	490,047
748	Infiltrator Systems, Inc.[9]	(B+, B1)	05/27/22	5.250	748,873
					1,769,504
Electric - Generation (0.1%)
600	Texas Competitive Electric Holdings Co. LLC[9]	(CCC, NR)	10/10/17	4.677	204,750
Electronics (2.0%)
997	Avago Technologies Cayman Ltd.[9]	(BBB-, Ba1)	05/06/21	3.750	998,273
698	FIDJI Luxembourg (BC4) Sarl[9]	(BB-, B1)	12/24/20	6.250	696,628
995	Freescale Semiconductor, Inc.[9]	(B, B1)	02/28/20	4.250	995,335
					2,690,236
Food & Drug Retailers (0.9%)
731	Albertson's LLC[9]	(BB-, Ba3)	08/25/19	5.000	731,831
500	Albertson's LLC[9]	(BB-, Ba3)	08/25/21	5.500	500,653
					1,232,484

See Accompanying Notes to Financial Statements.
16

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Food - Wholesale (0.5%)
$625	Allflex Holdings III, Inc.[9]	(B-, B2)	07/19/21	8.000	$617,187
Gaming (0.6%)
125	CBAC Borrower LLC[9]	(B-, B3)	07/02/20	8.250	118,438
735	ROC Finance LLC[9]	(B+, B2)	06/20/19	5.000	695,725
					814,163
Gas Distribution (0.7%)
1,000	Energy Transfer Equity LP9	(BB, Ba2)	12/02/19	4.000	971,785
Health Facilities (1.6%)
1,244	Drumm Investors LLC[9]	(B, B2)	05/04/18	6.750	1,251,892
448	Premier Dental Services, Inc.[9]	(CCC+, Caa1)	11/01/18	6.000	392,830
503	Surgery Center Holdings, Inc.[9]	(CCC+, Caa2)	11/03/21	8.500	499,288
					2,144,010
Health Services (1.6%)
325	MMM Holdings, Inc.[9]	(D, Caa1)	12/12/17	9.750	243,169
236	MSO of Puerto Rico, Inc.[9]	(D, Caa1)	12/12/17	9.750	176,783
973	Onex Carestream Finance LP9	(B+, B1)	06/07/19	5.000	927,484
978	Valitas Health Services, Inc.[9]	(CCC, Caa2)	06/02/17	6.000	771,239
					2,118,675
Hotels (0.7%)
957	La Quinta Intermediate Holdings LLC[9]	(BB, B1)	04/14/21	3.750	949,682
Insurance Brokerage (1.0%)
599	Acrisure LLC[9]	(B, B2)	05/19/22	5.250	580,545
750	Hub International Ltd.[9]	(B, B1)	10/02/20	4.000	732,187
					1,312,732
Investments & Misc. Financial Services (3.5%)
497	Altisource Solutions Sarl[9]	(B+, B3)	12/09/20	4.500	444,538
990	American Capital Ltd.[9]	(BB, B2)	08/22/17	3.500	988,662
469	Liquidnet Holdings, Inc.[9]	(B, B3)	05/22/19	7.750	454,688
1,000	Mergermarket U.S.A., Inc.[9]	(CCC+, Caa2)	02/04/22	7.500	917,500
428	Ocwen Financial Corp.[9]	(B+, B2)	02/15/18	5.500	429,022
400	TransFirst, Inc.[9]	(CCC+, Caa2)	11/12/22	9.000	401,166
517	TransFirst, Inc.[9]	(B, B2)	11/12/21	4.750	517,277
579	Walter Investment Management Corp.[9]	(BB-, B2)	12/19/20	4.750	529,813
					4,682,666
Machinery (1.4%)
748	CPM Holdings, Inc.[9]	(B+, B1)	04/11/22	6.000	749,685
382	Winoa S.A.[3,6,9]	(NR, NR)	01/24/19	3.881	422,480
785	WTG Holdings III Corp.[9]	(CCC+, Caa1)	01/15/22	8.500	775,188
					1,947,353

See Accompanying Notes to Financial Statements.
17

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Media Content (0.8%)
$1,000	DLG Acquisitions Ltd.[6,9]	(B-, Caa2)	06/30/22	8.250	$1,075,653
Metals & Mining - Excluding Steel (0.2%)
496	Noranda Aluminum Acquisition Corp.[9]	(B-, Caa1)	02/28/19	5.750	321,256
Oil Field Equipment & Services (0.5%)
1,000	Shelf Drilling Holdings Ltd.[9]	(B+, B2)	10/08/18	10.000	625,000
Oil Refining & Marketing (0.7%)
985	Philadelphia Energy Solutions LLC[9]	(BB-, B1)	04/04/18	6.250	970,076
Packaging (0.7%)
995	BWAY Holding Company, Inc.[9]	(B-, B2)	08/14/20	5.500	998,693
Personal & Household Products (0.5%)
500	ABG Intermediate Holdings 2 LLC[9]	(B+, B1)	05/27/21	5.500	497,877
168	ABG Intermediate Holdings 2 LLC[9,10]	(B+, B1)	05/27/21	4.500	166,802
					664,679
Pharmaceuticals (1.8%)
500	Albany Molecular Research, Inc.[9]	(B+, B1)	07/16/21	5.750	500,625
731	Alvogen Pharma U.S., Inc.[9]	(B, B3)	04/02/22	6.000	720,288
1,245	Valeant Pharmaceuticals International, Inc.[9]	(BB, Ba1)	04/01/22	4.000	1,161,355
					2,382,268
Restaurants (0.6%)
746	B.C. Unlimited Liability Co.[9]	(B+, Ba3)	12/12/21	3.750	748,061
Software - Services (8.0%)
995	Camp International Holding Co.[9]	(B-, B2)	05/31/19	4.750	983,298
995	Dell International LLC[9]	(BBB, Ba1)	04/29/20	4.000	996,448
1,000	Deltek, Inc.[9]	(CCC+, Caa2)	06/17/23	9.500	1,000,000
998	Epicor RSG U.S., Inc.[9]	(B, B3)	06/23/22	6.000	995,006
998	Epicor Software Corp.[9]	(B, B2)	06/01/22	4.750	993,635
1,000	Flexera Software LLC[9]	(CCC+, Caa1)	04/02/21	8.000	976,250
746	Infor (U.S.), Inc.[9]	(B+, B1)	06/03/20	3.750	727,715
1,000	Landslide Holdings, Inc.[9]	(CCC+, Caa1)	02/25/21	8.250	955,000
746	MA FinanceCo. LLC[9]	(BB-, B1)	11/19/21	5.250	745,657
820	MRI Software LLC[9]	(CCC+, Caa2)	06/17/22	9.000	824,100
749	Pinnacle Holdco Sarl[9]	(B+, B1)	07/30/19	4.750	685,082
995	SkillSoft Corp.[9]	(B-, B2)	04/28/21	5.750	850,693
					10,732,884
Specialty Retail (1.3%)
747	BJ's Wholesale Club, Inc.[9]	(B-, B3)	09/26/19	4.500	741,595
995	Leslie's Poolmart, Inc.[9]	(B, B1)	10/16/19	4.250	981,940
					1,723,535
Steel Producers/Products (0.5%)
748	Atkore International, Inc.[9]	(B, B3)	04/09/21	4.500	705,090

See Accompanying Notes to Financial Statements.
18

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Support - Services (2.1%)
$746	Acosta Holdco, Inc.[9]	(B, B1)	09/26/21	4.250	$730,206
497	Capstone Logistics LLC[9]	(B-, B1)	10/07/21	5.500	495,311
988	Institutional Shareholder Services, Inc.[9]	(B+, B2)	04/30/21	5.000	972,687
710	Long Term Care Group, Inc.[9]	(B, B3)	06/06/20	6.000	656,420
					2,854,624
Tech Hardware & Equipment (2.1%)
479	Avaya, Inc.[9]	(B, B1)	03/30/18	6.500	402,975
780	CommScope, Inc.[9]	(BB, Ba2)	12/29/22	3.750	780,733
750	Mitel U.S. Holdings, Inc.[9]	(B+, Ba3)	04/29/22	5.500	729,375
1,000	Omnitracs, Inc.[9]	(CCC+, Caa1)	05/25/21	8.750	973,750
					2,886,833
Telecom - Wireline Integrated & Services (2.1%)
796	AF Borrower LLC[9]	(B, B2)	01/28/22	6.250	794,507
1,000	LTS Buyer LLC[9]	(B, B1)	04/13/20	4.000	987,875
995	Zayo Group LLC[9]	(BB-, NR)	05/06/21	3.750	995,080
					2,777,462
Theaters & Entertainment (1.3%)
975	Tech Finance & Co. S.C.A.[9]	(B+, B1)	07/10/20	5.000	974,395
800	William Morris Endeavor Entertainment LLC[9]	(B-, Caa1)	05/01/22	8.250	766,000
					1,740,395
Transport Infrastructure/Services (0.3%)
468	PODS LLC[9]	(B+, B1)	02/02/22	4.500	467,066
TOTAL BANK LOANS (Cost $68,988,829)					66,438,668
ASSET BACKED SECURITIES (11.8%)
Collateralized Debt Obligations (11.8%)
750	ACAS CLO Ltd., 2013-2A, Rule 144A1,9	(BB, NR)	10/25/25	4.820	617,291
1,000	Atlas Senior Loan Fund V Ltd., 2014-1A, Rule 144A1,9	(BB-, NR)	07/16/26	5.017	840,980
750	Babson CLO Ltd., 2015-2A, Rule 144A1,9	(NR, Ba3)	07/20/27	5.844	685,136
500	Blue Hill CLO Ltd., 2013-1A, Rule 144A1,9	(BB-, NR)	01/15/26	4.921	414,679
500	BNPP IP CLO Ltd., 2014-2A, Rule 144A1,9	(BB, NR)	10/30/25	5.572	425,154
750	Carlyle Global Market Strategies CLO Ltd., 2012-4A, Rule 144A1,9	(NR, NR)	01/20/25	0.000	576,675
500	CIFC Funding Ltd., 2012-2A, Rule 144A1,9	(BB-, NR)	12/05/24	6.082	499,880
750	CIFC Funding Ltd., 2012-3A, Rule 144A1,9	(B, NR)	01/29/25	7.194	659,267
750	CIFC Funding Ltd., 2014-1A, Rule 144A1,9	(NR, Ba3)	04/18/25	4.815	616,724
750	Eaton Vance CLO Ltd., 2014-1A, Rule 144A1,9	(NR, Ba3)	07/15/26	5.351	654,331
400	Halcyon Loan Advisors Funding Ltd., 2012-2A, Rule 144A1,9	(BB, NR)	12/20/24	5.745	353,415
500	Halcyon Loan Advisors Funding Ltd., 2015-2A, Rule 144A1,9	(NR, NR)	07/25/27	0.000	397,833
See Accompanying Notes to Financial Statements.
19

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (continued)
Collateralized Debt Obligations
$500	Halcyon Loan Advisors Funding Ltd., 2015-2A, Rule 144A1,9	(NR, Ba3)	07/25/27	6.037	$452,607
500	Highbridge Loan Management Ltd., 2012-1A, Rule 144A1,9	(B, NR)	09/20/22	7.069	490,898
500	Highbridge Loan Management Ltd., 2012-1AR, Rule 144A1,9	(BB, NR)	09/20/22	6.031	488,148
500	JFIN CLO Ltd., 2013-1A, Rule 144A1,9	(BB, NR)	01/20/25	5.067	424,335
1,000	Ocean Trails CLO IV, 2013-4A, Rule 144A1,9	(B, NR)	08/13/25	6.214	819,130
1,000	OCP CLO Ltd., 2014-6A, Rule 144A1,9	(B, NR)	07/17/26	5.915	761,155
1,000	Shackleton V CLO Ltd., 2014-5A, Rule 144A1,9	(BB-, NR)	05/07/26	4.661	820,673
750	Sound Point CLO II Ltd., 2013-1A, Rule 144A1,9	(B, NR)	04/26/25	5.820	594,552
750	Sound Point CLO IV Ltd., 2013-3A, Rule 144A1,9	(NR, B2)	01/21/26	5.242	560,367
400	Stewart Park CLO Ltd., 2015-1A, Rule 144A1,9	(NR, NR)	04/15/26	8.010	347,532
1,325	Venture XVII CLO Ltd., 2014-17A, Rule 144A1,9	(NR, Ba2)	07/15/26	5.321	1,150,033
750	Vibrant CLO Ltd., 2012-1A, Rule 144A1,9	(BB, NR)	07/17/24	6.615	735,507
800	WhiteHorse IX Ltd., 2014-9A, Rule 144A1,9	(NR, Ba3)	07/17/26	4.965	651,754
1,000	WhiteHorse VIII Ltd., 2014-1A, Rule 144A1,9	(NR, Ba3)	05/01/26	4.739	815,309
TOTAL ASSET BACKED SECURITIES (Cost $17,225,996)					15,853,365
Number of Shares
COMMON STOCKS (0.4%)
Banks (0.1%)
20,000	Neff Corp.[12]				117,200
Building Materials (0.1%)
935	Euramax International, Inc.[2,12]				74,800
Consumer Products (0.2%)
2,027	Natural Products Group[12]				354,742
TOTAL COMMON STOCKS (Cost $489,156)					546,742
MUTUAL FUNDS (0.1%)
Commingled Funds (0.1%)
4,623	BlackRock Floating Rate Income Strategies Fund, Inc.				60,238
2,300	Eaton Vance Floating-Rate Income Trust				30,314
TOTAL MUTUAL FUNDS (Cost $101,102)					90,552
Par (000)
SHORT-TERM INVESTMENT (7.1%)
$9,537	State Street Bank and Trust Co. Euro Time Deposit (Cost $9,536,592)		11/02/15	0.010	9,536,592
TOTAL INVESTMENTS AT VALUE (100.5%) (Cost $143,647,499)					135,543,874
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)					(627,312)
NET ASSETS (100.0%)					$134,916,562

See Accompanying Notes to Financial Statements.
20

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2015

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $42,895,480 or 31.8% of net assets.

2  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

3  Illiquid security (unaudited).

4  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

5  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

6  This security is denominated in Euro.

7  This security is denominated in British Pound.

8  Bond is currently in default.

9  Variable rate obligations — The interest rate is the rate as of October 31, 2015.

10  Represents unfunded loan commitments (See Note 2-J).

11  Zero-coupon security.

12  Non-income producing security.

INVESTMENT ABBREVIATIONS:

NR = Not Rated (unaudited)

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD	3,580,735	EUR	3,147,000	01/15/16	Morgan Stanley	$(3,580,735)	$(3,481,087)	$99,648
USD	850,176	GBP	554,500	01/15/16	Morgan Stanley	(850,176)	(856,150)	(5,974)
								$93,674

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Sell
Interest Rate Contracts 10YR U.S. Treasury Note Futures	USDDec 2015		(30)	$(3,830,625)	$(8,962)
Net unrealized appreciation (depreciation)					$(8,962)

See Accompanying Notes to Financial Statements.
21

Credit Suisse Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $143,647,499) (Note 2)	$135,543,874
Cash	57,088
Foreign currency at value (cost $188,450)	183,618
Interest receivable	1,383,201
Receivable for investments sold	801,746
Receivable for fund shares sold	417,871
Unrealized appreciation on forward currency contracts (Note 2)	99,648
Variation margin receivable on futures contracts (Note 2)	42,107
Prepaid expenses	39,444
Total assets	138,568,597
Liabilities
Investment advisory fee payable (Note 3)	67,141
Administrative services fee payable (Note 3)	17,613
Shareholder servicing/Distribution fee payable (Note 3)	16,196
Payable for investments purchased	3,216,050
Unfunded loan commitments (Note 2-J)	167,500
Payable for fund shares redeemed	59,444
Dividend payable	11,457
Trustees' fee payable	7,332
Unrealized depreciation on forward currency contracts (Note 2)	5,974
Accrued expenses	83,328
Total liabilities	3,652,035
Net Assets
Capital stock, $.001 par value (Note 6)	13,786
Paid-in capital (Note 6)	143,063,722
Accumulated net investment loss	(52,202)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(84,750)
Net unrealized depreciation from investments, futures contracts and foreign currency translations	(8,023,994)
Net assets	$134,916,562
I Shares
Net assets	$65,650,946
Shares outstanding	6,709,839
Net asset value, offering price and redemption price per share	$9.78
A Shares
Net assets	$66,244,084
Shares outstanding	6,767,654
Net asset value and redemption price per share	$9.79
Maximum offering price per share (net asset value/(1-4.75%))	$10.28
C Shares
Net assets	$3,021,532
Shares outstanding	308,655
Net asset value, offering price and redemption price per share	$9.79

See Accompanying Notes to Financial Statements.
22

Credit Suisse Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Interest	$7,085,939
Dividends	150,133
Total investment income	7,236,072
Expenses
Investment advisory fees (Note 3)	743,359
Administrative services fees (Note 3)	111,781
Shareholder servicing/Distribution fees (Note 3)
Class A	79,453
Class C	25,418
Registration fees	64,589
Audit and tax fees	44,906
Legal fees	34,420
Transfer agent fees (Note 3)	30,800
Custodian fees	28,128
Trustees' fees	28,000
Printing fees	21,984
Commitment fees (Note 4)	16,385
Interest expense (Note 4)	6,415
Insurance expense	3,355
Miscellaneous expense	10,966
Total expenses	1,249,959
Less: fees waived (Note 3)	(157,439)
Net expenses	1,092,520
Net investment income	6,143,552
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized loss from investments	(1,183,886)
Net realized loss from futures contracts	(178,201)
Net realized gain from foreign currency transactions	725,924
Net change in unrealized appreciation (depreciation) from investments	(5,688,085)
Net change in unrealized appreciation (depreciation) from futures contracts	19,499
Net change in unrealized appreciation (depreciation) from foreign currency translations	58,313
Net realized and unrealized loss from investments, futures contracts and foreign currency related items	(6,246,436)
Net decrease in net assets resulting from operations	$(102,884)

See Accompanying Notes to Financial Statements.
23

Credit Suisse Strategic Income Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment income	$6,143,552	$6,941,698
Net realized gain (loss) from investments, futures contracts and foreign currency transactions	(636,163)	1,920,471
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(5,610,273)	(3,561,093)
Net increase (decrease) in net assets resulting from operations	(102,884)	5,301,076
From Dividends and Distributions
Dividends from net investment income
Class I	(3,876,591)	(3,618,640)
Class A	(1,570,893)	(3,298,831)
Class C	(127,369)	(62,248)
Distributions from net realized gains
Class I	(1,613,222)	(444,056)
Class A	(305,637)	(730,997)
Class C	(41,391)	(2,529)
Return of Capital
Class I	(395,457)	—
Class A	(160,249)	—
Class C	(12,993)	—
Net decrease in net assets resulting from dividends and distributions	(8,103,802)	(8,157,301)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	94,917,773	112,200,097
Reinvestment of dividends and distributions	8,029,841	8,113,603
Net asset value of shares redeemed	(58,476,549)	(97,397,159)[1]
Net increase in net assets from capital share transactions	44,471,065	22,916,541
Net increase in net assets	36,264,379	20,060,316
Net Assets
Beginning of year	98,652,183	78,591,867
End of year	$134,916,562	$98,652,183
Accumulated net investment loss	$(52,202)	$(47,177)

1  Net of $193 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.
24

Credit Suisse Strategic Income Fund
Statement of Cash Flows
October 31, 2015

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations		$(102,884)
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used in) Operating Activities
Increase in interest receivable	$(195,053)
Decrease in accrued expenses	(35,876)
Decrease in prepaid expenses and other assets	97,647
Increase in advisory fees payable	50,500
Net amortization of discount on investments	(369,424)
Decrease in cash segregated at brokers	72,600
Decrease in due to custodian	(2,076,814)
Decrease in due to custodian for foreign currencies	(1,270,208)
Purchases of long-term securities	(121,768,285)
Proceeds from sales of long-term securities	90,604,211
Sales of short-term securities, net	(7,382,592)
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	5,638,307
Net change in unrealized (appreciation) depreciation from futures contracts	(19,499)
Net realized loss from investments	1,183,886
Net realized loss from futures	178,201
Total adjustments		(35,292,399)
Net cash provided by (used in) operating activities[1]		$(35,395,283)
Cash Flows From Financing Activities
Borrowings on revolving credit facility	19,376,500
Repayments of credit facility	(19,576,500)
Proceeds from the sale of shares	94,549,162
Net asset value of shares redeemed	(58,639,212)
Cash dividends paid	(73,961)
Net cash provided by (used in) financing activities		35,635,989
Net increase in cash		240,706
Cash — beginning of year		0
Cash — end of year		$240,706
Non-Cash Activity:
Issuance of shares through dividend reinvestments		$8,029,841

1  Included in operating expenses is cash of $6,415 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.
25

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.46	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.66	0.64	0.61	0.01
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.46)	(0.06)	0.60	0.06
Total from investment operations	0.20	0.58	1.21	0.07
REDEMPTION FEES	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.60)	(0.63)	(0.60)	(0.01)
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.06)	—	—	—
Total dividends and distributions	(0.88)	(0.77)	(0.62)	(0.01)
Net asset value, end of period	$9.78	$10.46	$10.65	$10.06
Total return[4]	2.05%	5.57%	12.29%	0.67%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$65,651	$81,868	$31,830	$20,710
Ratio of net expenses to average net assets	1.00%	1.00%	0.99%	0.99%[5]
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	6.59%	5.94%	5.77%	0.87%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.
26

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.47	$10.66	$10.07	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.55	0.58	0.45	0.00[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.38)	(0.02)	0.73	0.08
Total from investment operations	0.17	0.56	1.18	0.08
REDEMPTION FEES	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.57)	(0.61)	(0.57)	(0.01)
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.06)	—	—	—
Total dividends and distributions	(0.85)	(0.75)	(0.59)	(0.01)
Net asset value, end of period	$9.79	$10.47	$10.66	$10.07
Total return[4]	1.78%	5.28%	11.94%	0.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$66,244	$14,633	$46,573	$101
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%[5]
Ratio of expenses to average net assets excluding interest expense	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	5.45%	5.44%	4.22%	0.42%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.
27

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.47[4]	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.55	0.53	0.50	(0.00)[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.45)	(0.05)	0.61	0.06
Total from investment operations	0.10	0.48	1.11	0.06
REDEMPTION FEES	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.51)	(0.52)	(0.50)	(0.00)[3]
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.05)	—	—	—
Total dividends and distributions	(0.78)	(0.66)	(0.52)	(0.00)[3]
Net asset value, end of period	$9.79	$10.47[4]	$10.65	$10.06
Total return[5]	1.14%	4.53%	11.18%	0.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$3,022	$2,151	$189	$101
Ratio of net expenses to average net assets	2.00%	2.00%	1.99%	1.99%[6]
Ratio of expenses to average net assets excluding interest expense	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets	5.52%	4.97%	4.77%	(0.33)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Financial Statements.
28

Credit Suisse Strategic Income Fund
Notes to Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Strategic Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller

29

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

"odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

30

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$43,056,001	$21,954	$43,077,955
Bank Loans	—	53,053,894	13,384,774	66,438,668
Asset Backed Securities	—	15,853,365	—	15,853,365
Common Stocks	117,200	354,742	74,800	546,742
Mutual Funds	90,552	—	—	90,552
Short-term Investment	—	9,536,592	—	9,536,592
	$207,752	$121,854,594	$13,481,528	$135,543,874
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$99,648	$—	$99,648
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$5,974	$—	$5,974
Futures Contracts	8,962	—	—	8,962

*Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency and futures contracts.

The following is a reconciliation of investments as of October 31, 2015 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Bank Loans	Corporate Bonds	Common Stock	Total
Balance as of October 31, 2014	$4,286,562	$—	$—	$4,286,562
Accrued discounts (premiums)	(115,277)	—	—	(115,277)
Purchases	6,831,164	—	74,800	6,905,964
Sales	(2,872,275)	—	—	(2,872,275)
Realized gain (loss)	(597,353)	—	—	(597,353)
Change in unrealized appreciation (depreciation)	111,105	—	—	111,105
Transfers into Level 3	5,740,848	21,954	—	5,762,802
Transfers out of Level 3	—	—	—	—
Balance as of October 31, 2015	$13,384,774	$21,954	$74,800	$13,481,528
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2015	$(250,437)	$—	$—	$(250,437)

31

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

	Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 10/31/2015	Valuation Techniques	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bond	$21,954	Vendor Pricing	Single Broker Quote	NA
Bank Loans	$13,383,765	Vendor Pricing	Single Broker Quote	$0.63 – $1.10	($0.95)
	$1,009	Income Approach	Expected Remaining Distribution	NA
Common Stock	$74,800	Market Approach	Discount For Illiquidity	NA

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs Credit Suisse Asset Managment LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser") considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended October 31, 2015, there were $354,742 transferred out from Level 1 to Level 2 and $5,762,802 transferred out from Level 2 to Level 3 due to lack of pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments

32

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$99,648	Unrealized depreciation on forward currency contracts	$5,974
Interest Rate Contracts	Unrealized appreciation on futures contracts	—	Unrealized depreciation on futures contracts	8,962	*
		$99,648		$14,936

*Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. The current day's variation margin reported within the Statement of Assets and Liabilities includes the cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain(Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward currency transactions*	$836,134	Net change in unrealized appreciation (depreciation) transactions*	from forward currency $49,778
Interest Rate Contracts	Net realized loss from futures contracts	(178,201)	Net change in unrealized appreciation (depreciation) from futures contracts	19,499
		$657,933		$69,277

*Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The value amount of forward foreign currency contracts and the notional amount of futures contracts at the year ended October 31, 2015 is reflected in the Schedule of Investments. For the year ended October 31, 2015, the Fund held an average monthly value on a net basis of $7,769,661 in forward foreign currency contracts and average monthly notional value on a net basis of $0 and $5,069,537 in long futures contracts and short future contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered

33

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$99,648	$(5,974)	$—	$—	$93,674

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$5,974	$(5,974)	$—	$—	$—

(a)  Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income,

34

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company

35

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $0.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund

36

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund's open forward foreign currency contracts at October 31, 2015 are disclosed in the Schedule of Investments. The Fund's open forward foreign currency contracts at October 31, 2015 are disclosed in the Schedule of Investments.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Schedule of Investments. As of October 31, 2015, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
ABG Intermediate Holdings 2 LLC	05/27/21	4.500	$167,500

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, there were no securities out on loan. Securities lending income is accrued as earned.

L) OTHER — The high yield, fixed income securities in which the Fund invests will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in

37

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per

38

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

N) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $743,359 and $157,439, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses (excluding interest expense) will not exceed 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares, and 1.99% of the Fund's average daily net assets for Class C shares.

39

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2016	Expires October 31, 2017	Expires October 31, 2018
Class I	$387,370	$174,496	$110,479	$102,395
Class A	244,132	83,111	110,046	50,975
Class C	7,312	960	2,283	4,069
Totals	$638,814	$258,567	$222,808	$157,439

Fee waivers/expense reimbursements subject to potential recoupment in the amount of $66,964 expired on October 31, 2015.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, serves as sub-investment advisor to the Fund. Credit Suisse U.K.'s sub-investment advisor fees are paid by Credit Suisse.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $89,203.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $22,578.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $79,453 for Class A shares and $25,418 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

40

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $36,194, which is included within transfer agent fees on the Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $2,059 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015, the Fund had loans outstanding under the Credit Facility of $0. At October 31, 2015, and during the year ended October 31, 2015, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense
$458,085	1.381%	$10,632,000	$6,415

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $119,291,922 and $81,545,437, respectively.

41

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	2,163,780	$21,626,181	5,577,837	$59,942,455
Shares issued in reinvestment of dividends and distributions	584,614	5,854,342	379,603	4,049,153
Shares redeemed	(3,861,721)	(38,745,731)	(1,122,241)	(11,944,176)
Net increase (decrease)	(1,113,327)	$(11,265,208)	4,835,199	$52,047,432
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	7,083,713	$71,922,814	4,657,884	$50,152,817
Shares issued in reinvestment of dividends and distributions	201,047	2,002,854	374,142	4,003,351
Shares redeemed net of redemption fees	(1,914,221)	(19,207,088)	(8,003,989)	(85,310,897)
Net increase (decrease)	5,370,539	$54,718,580	(2,971,963)	$(31,154,729)
	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	137,898	$1,368,778	195,368	$2,104,825
Shares issued in reinvestment of dividends and distributions	17,251	172,645	5,727	61,099
Shares redeemed net of redemption fees	(51,935)	(523,730)	(13,405)	(142,086)
Net increase	103,214	$1,017,693	187,690	$2,023,838

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	4	*	78%
Class A	3		89%
Class C	2		45%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

42

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital
2015	2014	2015	2014	2015	2014
$6,780,225	$8,077,239	$754,878	$80,062	$568,699	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of dividends payable, wash sales, forwards and futures contracts marked to market and deferred organizational expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation	$(8,108,742)

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$143,647,537
Unrealized appreciation	$783,895
Unrealized depreciation	(8,887,558)
Net unrealized appreciation (depreciation)	$(8,103,663)

At October 31, 2015, the Fund reclassified $(573,724) from accumulated net investment income and $573,724 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), and distribution re-designations. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents.

43

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 8. Contingencies (continued)

The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an

44

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

45

Credit Suisse Strategic Income Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Strategic Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the schedule of investments, as of October 31, 2015, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets of the Fund for the year ended October 31, 2014, and the financial highlights for each of the years or period in the three-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Strategic Income Fund as of October 31, 2015, the results of its operations, changes in its net assets, cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

46

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

47

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member Since Fund Inception	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

48

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

49

Credit Suisse Strategic Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

50

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  SlF-AR-2015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
VOLARIS US STRATEGIES FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Volaris US Strategies Fund (the "Fund"), for the 12 months ended October 31, 2015.

Performance Summary
11/1/14 – 10/31/15

Fund & Benchmark	Performance
Class I1	-4.75%
Class A1,2	-4.96%
Class C1,2	-5.68%
S&P 500 Total Return Index[3]	5.20%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market and Strategic Review:

The Fund was down 4.75% over the reporting year whereas the S&P 500 Total Return Index was up 5.2%.

The Fund's underperformance is driven from three sources: the costs to maintain a market exposure to the S&P 500 Index and Fund fees exceeded the yield on the short-dated fixed income investments held by the Fund, the sharp market reversals, discussed below, resulted in higher hedging costs for the options strategies in the absence of a tail-risk-event and the stocks picked on the "valuation" criterion — as a part of the market directional exposure — underperformed the S&P 500 Index.

This reporting period was characterized by multiple sharp-reversals for the US equity markets that underwent a rapid correction and reversal in August 2015. The movements in emerging markets and commodity prices were of a considerable greater magnitude than those experienced in the US large-cap universe and reflected global economic growth slow-down concerns. These concerns were also aided by the Federal Reserve's (the "Fed's") stated goal to raise interest rates. The rate uncertainty was repeatedly built-up and dissipated in-between the meetings, reflecting mixed economic data, and a sequence of hawkish and dovish inferences of the Fed's meeting minutes.

The Fund transitioned to employing the Industrial Life Cycle ("ILC")/HOLT approach for obtaining market exposure on August month end. ILC seeks capital appreciation by investing in stocks of companies based in the US. The focus is

1

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

on a bottom-up stock selection as the main driver of potential outperformance. The ILC investment process is an innovative approach to universe creation and stock selection based around the corporate life cycle.

The ILC investment process incorporates a strict risk management regimen, which is designed to limit outsized country, sector or style positioning relative to the benchmark. This serves to potentially buffer the portfolio from macro-driven volatility. While aware of macro themes, we refrain from making top-down allocations. Instead, we continue to focus on our disciplined process of identifying good company-specific opportunities across all life cycle stages.

Outlook:

Financial markets have been conditioned to rely on monetary authorities around the world to buffer volatility of asset prices. Yet, higher rates are necessary for the markets to return to a more normalized environment where fundamentals drive economic returns. It remains to be seen whether global growth is strong enough to absorb a Fed rate increase. Volatility is likely to remain elevated as investors' perspectives continue to shift. Often, these types of markets yield compelling investment ideas that we harvest through our disciplined investment approach.

The Credit Suisse Volaris Investment Group

Christian Strauss
Vivek Kapoor
Timothy Knowles

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual Fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss principal, credit risk, derivatives risk, equity exposure risk, exchange traded Funds risk, fixed income risk, futures contracts risk, hedged exposure risk, interest rate risk, leveraging risk, manager risk, market risk, options risk, short positions risk, strategy risk, speculative exposure risk and U.S. government securities risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

2

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Volaris US Strategies Fund1 Class I Shares, Class A Shares2,
Class C Shares2 and S&P 500 Total Return Index3
from Inception (03/31/14).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (9.98)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (6.55)%.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors. The index does not have transaction costs and investors may not invest directly in the index.

4

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	(4.75)%	1.73%
Class A Without Sales Charge	(4.96)%	1.48%
Class A With Maximum Sales Charge	(9.98)%	(1.89)%
Class C Without CDSC	(5.68)%	0.76%
Class C With CDSC	(6.55)%	0.76%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 2.22% for Class I shares, 2.47% for Class A shares and 3.22% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 1.30% for Class I shares, 1.55% for Class A shares and 2.30% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date March 31, 2014.

5

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$951.10	$949.90	$947.50
Expenses Paid per $1,000*	$6.39	$7.62	$11.29
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,018.65	$1,017.39	$1,013.61
Expenses Paid per $1,000*	$6.61	$7.88	$11.67
	Class I	Class A	Class C
Annualized Expense Ratios*	1.30%	1.55%	2.30%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Investment Type Breakdown*

Common Stocks	80.65%
Options Purchased	13.53
Short-term Investment[1]	5.82
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

7

Credit Suisse Volaris US Strategies Fund
Schedule of Investments
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (88.6%)
UNITED STATES (88.6%)
Aerospace & Defense (4.1%)
General Dynamics Corp.	5,100	$757,758
Teledyne Technologies, Inc.[1]	5,000	446,150
		1,203,908
Auto Components (0.5%)
Gentex Corp.	8,200	134,398
Automobiles (3.5%)
Ford Motor Co.	42,300	626,463
Thor Industries, Inc.	7,500	405,600
		1,032,063
Beverages (0.5%)
Monster Beverage Corp.[1]	1,000	136,320
Biotechnology (0.5%)
Gilead Sciences, Inc.	1,400	151,382
Capital Markets (4.9%)
Apollo Investment Corp.	69,700	372,198
Stifel Financial Corp.[1]	7,900	350,997
The Goldman Sachs Group, Inc.	3,900	731,250
		1,454,445
Chemicals (1.1%)
The Mosaic Co.	9,200	310,868
Commercial Banks (3.2%)
Citigroup, Inc.	4,800	255,216
JPMorgan Chase & Co.	10,900	700,325
		955,541
Commercial Services & Supplies (1.0%)
Rollins, Inc.	11,500	308,430
Communications Equipment (1.5%)
QUALCOMM, Inc.	7,600	451,592
Computers & Peripherals (5.4%)
Apple, Inc.	10,300	1,230,850
NetApp, Inc.	10,200	346,800
		1,577,650
Consumer Finance (1.0%)
Capital One Financial Corp.	3,800	299,820
Diversified Consumer Services (0.9%)
Hillenbrand, Inc.	8,900	264,063
Diversified Telecommunication Services (2.3%)
CenturyLink, Inc.	9,400	265,174
Verizon Communications, Inc.	8,500	398,480
		663,654

See Accompanying Notes to Financial Statements.
8

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Electric Utilities (1.5%)
Entergy Corp.	3,600	$245,376
Pinnacle West Capital Corp.	3,100	196,881
		442,257
Electrical Equipment (0.8%)
Regal Beloit Corp.	3,800	242,402
Food & Staples Retailing (4.3%)
Casey's General Stores, Inc.	2,500	265,550
CVS Health Corp.	5,900	582,802
Wal-Mart Stores, Inc.	7,200	412,128
		1,260,480
Food Products (1.3%)
Tyson Foods, Inc., Class A	8,700	385,932
Health Care Providers & Services (3.0%)
Aetna, Inc.	6,700	769,026
McKesson Corp.	700	125,160
		894,186
Insurance (2.0%)
Greenlight Capital Re Ltd., Class A1	5,300	116,388
MetLife, Inc.	9,200	463,496
		579,884
Internet & Catalog Retail (2.2%)
Amazon.com, Inc.[1]	700	438,130
Liberty Interactive Corp., Class A1	7,400	202,538
		640,668
Internet Software & Services (3.3%)
Facebook, Inc., Class A1	9,500	968,715
IT Services (2.2%)
Alliance Data Systems Corp.[1]	1,500	445,965
Vantiv, Inc., Class A1	4,300	215,645
		661,610
Life Sciences Tools & Services (1.6%)
ICON PLC[1]	7,600	485,412
Media (2.3%)
Comcast Corp., Class A	6,100	381,982
Viacom, Inc., Class B	5,700	281,067
		663,049
Multi-Utilities (2.1%)
Public Service Enterprise Group, Inc.	14,900	615,221

See Accompanying Notes to Financial Statements.
9

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Multiline Retail (2.0%)
Kohl's Corp.	12,800	$590,336
Oil, Gas & Consumable Fuels (7.9%)
Chevron Corp.	8,700	790,656
Valero Energy Corp.	15,600	1,028,352
World Fuel Services Corp.	11,400	506,844
		2,325,852
Pharmaceuticals (4.5%)
Johnson & Johnson	8,000	808,240
Merck & Co., Inc.	9,500	519,270
		1,327,510
Professional Services (1.4%)
Verisk Analytics, Inc.[1]	5,800	415,338
Real Estate Investment Trusts (2.4%)
Starwood Property Trust, Inc.	12,100	243,089
Two Harbors Investment Corp.	54,100	457,686
		700,775
Semiconductors & Semiconductor Equipment (4.2%)
Intel Corp.	23,800	805,868
Lam Research Corp.	5,600	428,904
		1,234,772
Software (3.9%)
Mentor Graphics Corp.	9,600	261,120
Microsoft Corp.	11,700	615,888
Synopsys, Inc.[1]	5,600	279,888
		1,156,896
Specialty Retail (2.6%)
Bed Bath & Beyond, Inc.[1]	4,400	262,372
Foot Locker, Inc.	7,600	514,900
		777,272
Textiles, Apparel & Luxury Goods (0.8%)
Deckers Outdoor Corp.[1]	4,200	233,772
Thrifts & Mortgage Finance (0.7%)
Flagstar Bancorp, Inc.[1]	9,100	202,384
Trading Companies & Distributors (1.2%)
MSC Industrial Direct Co., Class A	5,600	351,512
TOTAL COMMON STOCKS (Cost $25,540,257)		26,100,369

See Accompanying Notes to Financial Statements.
10

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

Number of Contracts		Value
OPTIONS PURCHASED (14.9%)
Call Options Purchased (10.8%)
1	S&P 500 Index, Strike @ $1,870, expires 12/19/15	$21,060
3	S&P 500 Index, Strike @ $1,875, expires 11/20/15	60,840
16	S&P 500 Index, Strike @ $1,905, expires 11/20/15	277,600
3	S&P 500 Index, Strike @ $1,915, expires 11/20/15	49,140
6	S&P 500 Index, Strike @ $1,915, expires 12/19/15	101,340
38	S&P 500 Index, Strike @ $1,920, expires 11/20/15	603,820
2	S&P 500 Index, Strike @ $1,930, expires 11/20/15	29,860
6	S&P 500 Index, Strike @ $1,940, expires 11/20/15	83,820
1	S&P 500 Index, Strike @ $1,940, expires 12/19/15	14,630
1	S&P 500 Index, Strike @ $1,955, expires 12/19/15	13,310
2	S&P 500 Index, Strike @ $1,955, expires 01/15/16	28,340
13	S&P 500 Index, Strike @ $1,960, expires 11/20/15	157,040
1	S&P 500 Index, Strike @ $1,965, expires 11/20/15	11,610
11	S&P 500 Index, Strike @ $1,965, expires 01/15/16	146,740
5	S&P 500 Index, Strike @ $1,970, expires 12/19/15	60,050
10	S&P 500 Index, Strike @ $1,975, expires 11/20/15	106,800
1	S&P 500 Index, Strike @ $1,985, expires 11/20/15	9,770
11	S&P 500 Index, Strike @ $1,990, expires 11/20/15	102,520
2	S&P 500 Index, Strike @ $1,995, expires 11/20/15	17,740
11	S&P 500 Index, Strike @ $2,005, expires 11/20/15	87,890
10	S&P 500 Index, Strike @ $2,010, expires 12/19/15	87,200
7	S&P 500 Index, Strike @ $2,010, expires 01/15/16	68,320
23	S&P 500 Index, Strike @ $2,015, expires 11/20/15	163,990
2	S&P 500 Index, Strike @ $2,020, expires 11/20/15	13,420
2	S&P 500 Index, Strike @ $2,020, expires 12/19/15	15,880
9	S&P 500 Index, Strike @ $2,025, expires 11/20/15	56,700
5	S&P 500 Index, Strike @ $2,025, expires 01/15/16	43,200
20	S&P 500 Index, Strike @ $2,030, expires 11/20/15	117,800
18	S&P 500 Index, Strike @ $2,040, expires 12/19/15	116,100
21	S&P 500 Index, Strike @ $2,055, expires 11/20/15	83,580
34	S&P 500 Index, Strike @ $2,065, expires 12/19/15	161,160
3	S&P 500 Index, Strike @ $2,065, expires 01/15/16	17,640
27	S&P 500 Index, Strike @ $2,070, expires 11/20/15	79,920
6	S&P 500 Index, Strike @ $2,070, expires 12/19/15	26,520
1	S&P 500 Index, Strike @ $2,075, expires 11/20/15	2,640
3	S&P 500 Index, Strike @ $2,080, expires 01/15/16	15,192
8	S&P 500 Index, Strike @ $2,085, expires 11/20/15	16,560
3	S&P 500 Index, Strike @ $2,085, expires 01/15/16	13,920
8	S&P 500 Index, Strike @ $2,105, expires 11/13/15	8,710
8	S&P 500 Index, Strike @ $2,110, expires 11/20/15	9,886
8	S&P 500 Index, Strike @ $2,180, expires 12/04/15	1,486
109	S&P 500 Index, Strike @ $2,195, expires 12/19/15	21,255
101	S&P 500 Index, Strike @ $2,200, expires 12/19/15	17,928
45	S&P 500 Index, Strike @ $2,230, expires 01/15/16	10,013
80	S&P 500 Index, Strike @ $2,240, expires 01/15/16	15,572
44	S&P 500 Index, Strike @ $2,250, expires 01/15/16	6,050

See Accompanying Notes to Financial Statements.
11

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

Number of Contracts		Value
OPTIONS PURCHASED (continued)
Call Options Purchased
98	S&P 500 Index, Strike @ $2,260, expires 11/20/15	$1,225
44	S&P 500 Index, Strike @ $2,275, expires 02/19/16	8,250
		3,184,037
Put Options Purchased (4.1%)
120	S&P 500 Index, Strike @ $1,565, expires 11/20/15	2,100
99	S&P 500 Index, Strike @ $1,720, expires 02/19/16	108,405
133	S&P 500 Index, Strike @ $1,725, expires 01/15/16	75,145
193	S&P 500 Index, Strike @ $1,740, expires 01/15/16	120,625
101	S&P 500 Index, Strike @ $1,765, expires 12/19/15	30,805
4	S&P 500 Index, Strike @ $1,775, expires 12/19/15	1,103
4	S&P 500 Index, Strike @ $1,780, expires 11/20/15	223
101	S&P 500 Index, Strike @ $1,780, expires 12/19/15	34,845
4	S&P 500 Index, Strike @ $1,790, expires 11/13/15	107
110	S&P 500 Index, Strike @ $1,800, expires 01/15/16	99,550
4	S&P 500 Index, Strike @ $1,835, expires 12/04/15	883
32	S&P 500 Index, Strike @ $1,870, expires 11/20/15	4,640
4	S&P 500 Index, Strike @ $1,880, expires 11/20/15	610
15	S&P 500 Index, Strike @ $1,890, expires 11/20/15	2,588
7	S&P 500 Index, Strike @ $1,900, expires 11/20/15	1,383
8	S&P 500 Index, Strike @ $1,900, expires 01/15/16	13,480
6	S&P 500 Index, Strike @ $1,910, expires 11/20/15	1,335
4	S&P 500 Index, Strike @ $1,925, expires 11/20/15	1,090
7	S&P 500 Index, Strike @ $1,930, expires 12/19/15	8,155
15	S&P 500 Index, Strike @ $1,935, expires 11/20/15	4,612
15	S&P 500 Index, Strike @ $1,935, expires 12/19/15	18,225
4	S&P 500 Index, Strike @ $1,945, expires 11/20/15	1,420
1	S&P 500 Index, Strike @ $1,945, expires 01/15/16	2,270
3	S&P 500 Index, Strike @ $1,950, expires 11/20/15	1,155
20	S&P 500 Index, Strike @ $1,955, expires 11/20/15	8,100
1	S&P 500 Index, Strike @ $1,960, expires 12/19/15	1,505
1	S&P 500 Index, Strike @ $1,960, expires 01/15/16	2,510
1	S&P 500 Index, Strike @ $1,965, expires 12/19/15	1,575
20	S&P 500 Index, Strike @ $1,970, expires 11/20/15	10,100
10	S&P 500 Index, Strike @ $1,970, expires 01/15/16	26,900
25	S&P 500 Index, Strike @ $1,975, expires 12/19/15	42,875
27	S&P 500 Index, Strike @ $1,980, expires 11/20/15	15,795
1	S&P 500 Index, Strike @ $1,980, expires 12/19/15	1,795
2	S&P 500 Index, Strike @ $1,990, expires 12/19/15	3,930
23	S&P 500 Index, Strike @ $2,000, expires 12/19/15	49,450
6	S&P 500 Index, Strike @ $2,005, expires 01/15/16	20,400
12	S&P 500 Index, Strike @ $2,010, expires 11/20/15	10,980
11	S&P 500 Index, Strike @ $2,020, expires 01/15/16	41,360
1	S&P 500 Index, Strike @ $2,025, expires 12/19/15	2,690
2	S&P 500 Index, Strike @ $2,035, expires 11/20/15	2,690
2	S&P 500 Index, Strike @ $2,035, expires 12/19/15	5,880
See Accompanying Notes to Financial Statements.
12

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

Number of Contracts				Value
OPTIONS PURCHASED (continued)
Put Options Purchased
8	S&P 500 Index, Strike @ $2,040, expires 11/20/15			$11,640
3	S&P 500 Index, Strike @ $2,045, expires 11/20/15			4,695
1	S&P 500 Index, Strike @ $2,045, expires 12/19/15			3,220
13	S&P 500 Index, Strike @ $2,050, expires 11/20/15			22,035
20	S&P 500 Index, Strike @ $2,050, expires 12/19/15			67,400
7	S&P 500 Index, Strike @ $2,050, expires 02/19/16			42,840
6	S&P 500 Index, Strike @ $2,060, expires 11/20/15			11,910
20	S&P 500 Index, Strike @ $2,060, expires 12/19/15			73,800
1	S&P 500 Index, Strike @ $2,060, expires 01/15/16			4,950
9	S&P 500 Index, Strike @ $2,065, expires 11/20/15			19,350
27	S&P 500 Index, Strike @ $2,075, expires 01/15/16			148,230
1	S&P 500 Index, Strike @ $2,080, expires 11/20/15			2,700
				1,196,059
TOTAL OPTIONS PURCHASED (Cost $4,833,837)				4,380,096
Par (000)		Maturity	Rate%
SHORT-TERM INVESTMENT (6.4%)
1,884	State Street Bank and Trust Co. Euro Time Deposit (Cost $1,884,098)	11/02/15	0.010	1,884,098
TOTAL INVESTMENTS AT VALUE (109.9%) (Cost $32,258,192)				32,364,563
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.9%)				(2,923,653)
NET ASSETS (100.0%)				$29,440,910

1  Non-income producing security.

Options Written
Number of Contracts	Call Options Written	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
4	S&P 500 Index, Strike @ $2,060	11/13/15	$15,345	$(15,345)	$—
32	S&P 500 Index, Strike @ $1,870	11/20/15	221,478	(664,960)	(443,482)
4	S&P 500 Index, Strike @ $1,880	11/20/15	33,509	(79,160)	(45,651)
15	S&P 500 Index, Strike @ $1,890	11/20/15	131,073	(282,150)	(151,077)
7	S&P 500 Index, Strike @ $1,900	11/20/15	63,583	(124,880)	(61,297)
6	S&P 500 Index, Strike @ $1,910	11/20/15	57,555	(101,160)	(43,605)
4	S&P 500 Index, Strike @ $1,925	11/20/15	24,566	(61,640)	(37,074)
15	S&P 500 Index, Strike @ $1,935	11/20/15	107,016	(216,750)	(109,734)
4	S&P 500 Index, Strike @ $1,945	11/20/15	29,559	(54,000)	(24,441)
3	S&P 500 Index, Strike @ $1,950	11/20/15	22,303	(39,060)	(16,757)
20	S&P 500 Index, Strike @ $1,955	11/20/15	128,816	(251,000)	(122,184)
20	S&P 500 Index, Strike @ $1,970	11/20/15	105,336	(222,800)	(117,464)
27	S&P 500 Index, Strike @ $1,980	11/20/15	178,489	(275,940)	(97,451)
12	S&P 500 Index, Strike @ $2,010	11/20/15	46,454	(90,720)	(44,266)

See Accompanying Notes to Financial Statements.
13

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

OPTIONS WRITTEN (continued)
Number of Contracts	Call Options Written	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
2	S&P 500 Index, Strike @ $2,035	11/20/15	$6,458	$(10,980)	$(4,522)
8	S&P 500 Index, Strike @ $2,040	11/20/15	42,754	(40,720)	2,034
3	S&P 500 Index, Strike @ $2,045	11/20/15	9,634	(14,130)	(4,496)
13	S&P 500 Index, Strike @ $2,050	11/20/15	95,836	(56,420)	39,416
6	S&P 500 Index, Strike @ $2,060	11/20/15	38,339	(21,720)	16,619
13	S&P 500 Index, Strike @ $2,065	11/20/15	41,072	(42,770)	(1,698)
1	S&P 500 Index, Strike @ $2,080	11/20/15	7,060	(2,340)	4,720
4	S&P 500 Index, Strike @ $2,120	12/04/15	5,797	(5,797)	—
7	S&P 500 Index, Strike @ $1,930	12/19/15	58,195	(108,710)	(50,514)
15	S&P 500 Index, Strike @ $1,935	12/19/15	132,822	(226,200)	(93,378)
1	S&P 500 Index, Strike @ $1,945	12/19/15	8,817	(14,190)	(5,373)
1	S&P 500 Index, Strike @ $1,960	12/19/15	8,464	(12,870)	(4,406)
1	S&P 500 Index, Strike @ $1,965	12/19/15	7,799	(12,440)	(4,641)
25	S&P 500 Index, Strike @ $1,975	12/19/15	162,659	(289,750)	(127,091)
1	S&P 500 Index, Strike @ $1,980	12/19/15	7,446	(11,170)	(3,724)
2	S&P 500 Index, Strike @ $1,990	12/19/15	14,308	(20,660)	(6,352)
23	S&P 500 Index, Strike @ $2,000	12/19/15	126,303	(218,960)	(92,657)
1	S&P 500 Index, Strike @ $2,025	12/19/15	4,654	(7,560)	(2,906)
2	S&P 500 Index, Strike @ $2,035	12/19/15	9,528	(13,640)	(4,112)
1	S&P 500 Index, Strike @ $2,045	12/19/15	4,504	(6,100)	(1,596)
20	S&P 500 Index, Strike @ $2,050	12/19/15	95,424	(115,000)	(19,576)
20	S&P 500 Index, Strike @ $2.060	12/19/15	92,050	(101,400)	(9,350)
8	S&P 500 Index, Strike @ $1,900	01/15/16	70,698	(151,360)	(80,662)
1	S&P 500 Index, Strike @ $1,945	01/15/16	8,789	(15,010)	(6,221)
1	S&P 500 Index, Strike @ $1,960	01/15/16	7,529	(13,750)	(6,221)
10	S&P 500 Index, Strike @ $1,970	01/15/16	85,330	(129,300)	(43,970)
6	S&P 500 Index, Strike @ $2,005	01/15/16	39,085	(60,900)	(21,815)
11	S&P 500 Index, Strike @ $2,020	01/15/16	66,469	(99,110)	(32,641)
1	S&P 500 Index, Strike @ $2,060	01/15/16	5,704	(6,200)	(496)
27	S&P 500 Index, Strike @ $2,075	01/15/16	150,255	(141,480)	8,775
7	S&P 500 Index, Strike @ $2,050	02/19/16	52,575	(55,930)	(3,355)
4	S&P 500 Index, Strike @ $2,125	12/19/15	7,637	(7,637)	—
					$(1,874,692)
OPTIONS WRITTEN
Number of Contracts	Put Options Written	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
4	S&P 500 Index, Strike @ $1,920	11/13/15	$377	$(377)	$—
3	S&P 500 Index, Strike @ $1,875	11/20/15	29,804	(442)	29,362
16	S&P 500 Index, Strike @ $1,905	11/20/15	132,451	(3,400)	129,051
3	S&P 500 Index, Strike @ $1,915	11/20/15	19,066	(712)	18,353
42	S&P 500 Index, Strike @ $1,920	11/20/15	53,113	(10,605)	42,508
2	S&P 500 Index, Strike @ $1,930	11/20/15	17,416	(575)	16,841
6	S&P 500 Index, Strike @ $1,940	11/20/15	32,579	(2,010)	30,569
13	S&P 500 Index, Strike @ $1,960	11/20/15	100,202	(5,655)	94,547
1	S&P 500 Index, Strike @ $1,965	11/20/15	6,599	(465)	6,134

See Accompanying Notes to Financial Statements.
14

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2015

OPTIONS WRITTEN (continued)
Number of Contracts	Put Options Written	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
10	S&P 500 Index, Strike @ $1,975	11/20/15	$74,024	$(5,450)	$68,574
1	S&P 500 Index, Strike @ $1,985	11/20/15	5,038	(625)	4,413
11	S&P 500 Index, Strike @ $1,990	11/20/15	55,428	(7,425)	48,003
2	S&P 500 Index, Strike @ $1,995	11/20/15	11,918	(1,470)	10,448
11	S&P 500 Index, Strike @ $2,005	11/20/15	45,498	(9,405)	36,093
23	S&P 500 Index, Strike @ $2,015	11/20/15	89,353	(22,655)	66,698
2	S&P 500 Index, Strike @ $2,020	11/20/15	7,419	(2,130)	5,289
9	S&P 500 Index, Strike @ $2,025	11/20/15	29,423	(10,395)	19,028
20	S&P 500 Index, Strike @ $2,030	11/20/15	63,011	(24,900)	38,111
21	S&P 500 Index, Strike @ $2,055	11/20/15	66,704	(38,535)	28,169
27	S&P 500 Index, Strike @ $2,070	11/20/15	79,477	(62,640)	16,837
1	S&P 500 Index, Strike @ $2,075	11/20/15	2,689	(2,500)	189
8	S&P 500 Index, Strike @ $2,085	11/20/15	24,113	(23,360)	753
4	S&P 500 Index, Strike @ $1,975	12/04/15	3,717	(3,717)	—
1	S&P 500 Index, Strike @ $1,870	12/19/15	2,007	(695)	1,311
6	S&P 500 Index, Strike @ $1,915	12/19/15	57,163	(6,150)	51,013
102	S&P 500 Index, Strike @ $1,940	12/19/15	179,823	(129,030)	50,793
3	S&P 500 Index, Strike @ $1,945	12/19/15	3,387	(3,387)	—
101	S&P 500 Index, Strike @ $1,950	12/19/15	165,578	(138,875)	26,703
1	S&P 500 Index, Strike @ $1,955	12/19/15	8,784	(1,435)	7,349
5	S&P 500 Index, Strike @ $1,970	12/19/15	44,996	(8,225)	36,771
10	S&P 500 Index, Strike @ $2,010	12/19/15	66,482	(23,500)	42,982
2	S&P 500 Index, Strike @ $2,020	12/19/15	10,108	(5,140)	4,968
18	S&P 500 Index, Strike @ $2,040	12/19/15	84,318	(55,440)	28,878
34	S&P 500 Index, Strike @ $2,065	12/19/15	150,110	(131,240)	18,870
6	S&P 500 Index, Strike @ $2,070	12/19/15	25,801	(24,240)	1,561
80	S&P 500 Index, Strike @ $1,940	01/15/16	166,709	(166,709)	—
2	S&P 500 Index, Strike @ $1,955	01/15/16	17,168	(4,860)	12,309
11	S&P 500 Index, Strike @ $1,965	01/15/16	84,174	(28,600)	55,574
45	S&P 500 Index, Strike @ $1,985	01/15/16	196,478	(133,650)	62,828
7	S&P 500 Index, Strike @ $2,010	01/15/16	49,716	(24,640)	25,076
5	S&P 500 Index, Strike @ $2,025	01/15/16	29,931	(19,450)	10,481
44	S&P 500 Index, Strike @ $2,045	01/15/16	192,472	(196,680)	(4,208)
3	S&P 500 Index, Strike @ $2,065	01/15/16	17,051	(15,360)	1,691
3	S&P 500 Index, Strike @ $2,080	01/15/16	16,792	(16,792)	—
3	S&P 500 Index, Strike @ $2,085	01/15/16	16,901	(17,670)	(769)
44	S&P 500 Index, Strike @ $1,975	02/19/16	191,069	(179,520)	11,549
					$1,155,700
Net Unrealized Appreciation (Depreciation)					$(718,992)

See Accompanying Notes to Financial Statements.
15

Credit Suisse Volaris US Strategies Fund
Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $32,258,192) (Note 2)	$32,364,563
Cash	50,000
Cash segregated at brokers for written options (Note 2)	3,016,075
Receivable for investments sold	319,882
Dividend and interest receivable	24,256
Receivable from investment adviser (Note 3)	7,524
Prepaid expenses	12,134
Total assets	35,794,434
Liabilities
Administrative services fee payable (Note 3)	15,494
Shareholder servicing/Distribution fee payable (Note 3)	1,483
Outstanding written options, at value (Proceeds $5,365,513) (Note 2)	6,084,505
Payable for investments purchased	181,476
Trustees' fee payable	7,499
Accrued expenses	63,067
Total liabilities	6,353,524
Net Assets
Capital stock, $.001 par value (Note 6)	3,091
Paid-in capital (Note 6)	30,845,887
Accumulated net investment loss	(260,503)
Accumulated net realized loss on investments and written options	(534,944)
Net unrealized depreciation from investments and written options	(612,621)
Net assets	$29,440,910
I Shares
Net assets	$25,353,421
Shares outstanding	2,659,151
Net asset value, offering price and redemption price per share	$9.53
A Shares
Net assets	$3,068,057
Shares outstanding	323,130
Net asset value and redemption price per share	$9.49
Maximum offering price per share (net asset value/(1-5.25%))	$10.02
C Shares
Net assets	$1,019,432
Shares outstanding	108,690
Net asset value, offering price and redemption price per share	$9.38

See Accompanying Notes to Financial Statements.
16

Credit Suisse Volaris US Strategies Fund
Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Dividends	$96,761
Interest	14,733
Total investment income	111,494
Expenses
Investment advisory fees (Note 3)	299,919
Administrative services fees (Note 3)	161,771
Shareholder servicing/Distribution fees (Note 3)
Class A	7,604
Class C	10,631
Legal fees	48,190
Registration fees	41,112
Offering costs (Note 3)	28,895
Trustees' fees	27,921
Printing fees	22,241
Audit and tax fees	17,044
Commitment fees (Note 4)	8,912
Transfer agent fees (Note 3)	2,540
Custodian fees	950
Insurance expense	820
Miscellaneous expense	4,407
Total expenses	682,957
Less: fees waived (Note 3)	(274,825)
Net expenses	408,132
Net investment loss	(296,638)
Net Realized and Unrealized Gain (Loss) from Investments and Written Options
Net realized loss from investments	(67,301)
Net realized loss from written options	(766,439)
Net change in unrealized appreciation (depreciation) from investments	(1,174,102)
Net change in unrealized appreciation (depreciation) from written options	860,277
Net realized and unrealized loss from investments and written options	(1,147,565)
Net decrease in net assets resulting from operations	$(1,444,203)

See Accompanying Notes to Financial Statements.
17

Credit Suisse Volaris US Strategies Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
From Operations
Net investment loss	$(296,638)	$(207,216)
Net realized gain (loss) from investments and written options	(833,740)	2,489,213
Net change in unrealized appreciation (depreciation) from investments and written options	(313,825)	(298,796)
Net increase (decrease) in net assets resulting from operations	(1,444,203)	1,983,201
From Distributions
Distributions from net realized gains
Class I	(1,782,651)	—
Class A	(154,602)	—
Class C	(76,259)	—
Net decrease in net assets resulting from distributions	(2,013,512)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	2,476,794	26,509,000
Reinvestment of dividends and distributions	2,013,208	—
Net asset value of shares redeemed	(78,885)	(4,693)
Net increase in net assets from capital share transactions	4,411,117	26,504,307
Net increase in net assets	953,402	28,487,508
Net Assets
Beginning of period	28,487,508	—
End of period	$29,440,910	$28,487,508
Accumulated net investment loss	$(260,503)	$(27,976)

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.79	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.09)	(0.08)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.41)	0.87
Total from investment operations	(0.50)	0.79
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.53	$10.79
Total return[3]	(4.75)%	7.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$25,353	$25,319
Ratio of net expenses to average net assets	1.30%	1.30%[4]
Ratio of net investment loss to average net assets	(0.93)%	(1.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.77	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.12)	(0.09)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.40)	0.86
Total from investment operations	(0.52)	0.77
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.49	$10.77
Total return[3]	(4.96)%	7.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$3,068	$2,092
Ratio of net expenses to average net assets	1.55%	1.55%[4]
Ratio of net investment loss to average net assets	(1.17)%	(1.53)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.72	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.19)	(0.14)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.39)	0.86
Total from investment operations	(0.58)	0.72
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.38	$10.72
Total return[3]	(5.68)%	7.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,019	$1,077
Ratio of net expenses to average net assets	2.30%	2.30%[4]
Ratio of net investment loss to average net assets	(1.94)%	(2.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Volaris US Strategies Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946—Financial Services—Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional

22

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

"round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Option contracts on securities, currencies, indices, futures contracts, swaps and other instruments are valued at the mid-point between the last bid and ask quotations as of the close of trading on the exchange which the option is traded. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

23

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$26,100,369	$—	$—	$26,100,369
Options Purchased	4,380,096	—	—	4,380,096
Short-term Investments	—	1,884,098	—	1,884,098
	$30,480,465	$1,884,098	$—	$32,364,563
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Written Options	$6,084,505	$—	$—	$6,084,505

*Other financial instruments include written options, at value.

For the year ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

24

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Fair Values of Derivative Instruments as of October, 31 2015.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Purchased options, at value*	$4,380,096	Outstanding written options, at value	$6,084,505

*Market value of purchased options is reported in investments at value in the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain(Loss)	Location	Net Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized loss from written options	$(766,439)	Net change in unrealized appreciation (depreciation) from written options	$860,277

The value amount of written options at the year ended October 31, 2015 is reflected in the Schedule of Investments. For the year ended October 31, 2015, the Fund received average monthly premiums of $4,436,066 from written option contracts.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs	$4,380,096	$(4,380,096)	$—	$—	$—

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Goldman Sachs	$6,084,505	$(4,380,096)	$—	$(1,704,409)	$—

(a)  Investments, at value (includes purchased and outstanding written options).

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

25

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial

26

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) OPTION CONTRACTS — The Fund will enter into options contracts to gain exposure to risk volatility based assets. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Fund's exchanged traded written options are disclosed in the Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $3,016,075.

27

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

For the year ended October 31, 2015, transactions for written options on securities, interest rate swaps and futures were as follows:

	Number of Contracts	Premium Received
Written Options, outstanding as of October 31, 2014	950	$4,363,709
Options written	14,098	43,229,299
Options closed	(10,857)	(29,848,441)
Options exercised	—	—
Options expired	(2,996)	(12,379,054)
Written Options, outstanding as of October 31, 2015	1,195	$5,365,513

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes

28

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

J) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $299,919 and $274,825, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares, and 2.30% of the Fund's average daily net assets for Class C shares.

29

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/ expense reimbursements subject to repayment	Expires October 31, 2017	Expires October 31, 2018
Class I	$410,878	$173,670	$237,208
Class A	37,935	10,060	27,875
Class C	17,274	7,532	9,742
Totals	$466,087	$191,262	$274,825

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $26,993.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $134,778.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $7,604 for Class A shares and $10,631 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $429, which is included within transfer agent fees on the Statement of Operations.

30

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $0 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Offering costs, including initial registration cost, were deferred and were expensed over the Fund's first 12 months of operation. For the year ended October 31, 2015, $28,895 has been expensed by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and purchased options) were $27,372,665 and $1,762,493, respectively.

31

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	128,953	$1,312,352	2,346,983	$23,500,000
Shares issued in reinvestment of distributions	183,968	1,782,651	—	—
Shares redeemed	(753)	(7,297)	—	—
Net increase	312,168	$3,087,706	2,346,983	$23,500,000
	Class A
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	120,295	$1,160,500	194,716	$2,005,000
Shares issued in reinvestment of distributions	15,987	154,602	—	—
Shares redeemed	(7,403)	(71,588)	(465)	(4,693)
Net increase	128,879	$1,243,514	194,251	$2,000,307
	Class C
	For the Year Ended October 31, 2015		For the Period Ended October 31, 2014[1]
	Shares	Value	Shares	Value
Shares sold	394	$3,942	100,400	$1,004,000
Shares issued in reinvestment of distributions	7,896	75,955	—	—
Net increase	8,290	$79,897	100,400	$1,004,000

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	1	*	93%
Class A	2	*	100%
Class C	1	*	99%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

32

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2015	2014	2015	2014
$699,156	$—	$1,314,356	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of option contracts marked to market and organizational expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(1,707,677)
Late year ordinary capital loss deferral	(218,351)
Unrealized Appreciation	560,112
$(1,365,916)

During the tax year ended October 31, 2015, the Fund elected to defer Late-Year ordinary losses $218,351. These losses are deemed to arise on the first day of the Fund's next taxable year.

At October 31, 2015, the Fund had $723,452 of unlimited short-term and $984,225 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$32,258,192
Unrealized appreciation	$2,547,643
Unrealized depreciation	(2,441,272)
Net unrealized appreciation (depreciation)	$106,371

33

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

At October 31, 2015, the Fund reclassified $64,111 from accumulated net investment loss and $34 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of net operating losses and distributions in excess of current earnings. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws

34

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material

35

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

36

Credit Suisse Volaris US Strategies Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Volaris US Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Volaris US Strategies Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the schedule of investments, as of October 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights of the Fund for the period March 31, 2014 (commencement of operations) to October 31, 2014, were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Volaris US Strategies Fund as of October 31, 2015, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

37

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adam Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

38

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

39

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

40

Credit Suisse Volaris US Strategies Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

41

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  VUS-AR-2015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
FLOATING RATE HIGH INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Floating Rate High Income Fund (the "Fund"), for the 12 months ended October 31, 2015.

Performance Summary
11/1/2014 – 10/31/2015

Fund & Benchmark	Performance
Class I1	2.33%
Class A1,2	2.09%
Class B1,2	1.64%
Class C1,2	1.33%
Credit Suisse Leveraged Loan Index[3]	0.81%

Performance shown for the Fund's Class A, Class B and Class C Shares does not reflect sales charges, which are a maximum of 4.75, 4.00% and 1.00%, respectively.2

Market Review: A muted period for senior loans

The 12 months ended October 31, 2015 was a muted one for the senior secured loan asset class, with the Credit Suisse Leveraged Loan Index (the "Index"), the Fund's benchmark, returning 0.81% for the period. The discount margin for senior loans, using a three-year average life assumption, widened 0.81% during the period to +596 basis points. Returns represented mostly coupon clipping, as the average price of the Index finished the period at 93.82, which was a decrease of 3.79 basis points.

According to S&P data, loan issuance was $433 billion over the last 12 months — 23% lower than 2014. With a large repricing wave in the previous period, it's no surprise that JPMorgan data showed an uptick of leveraged buyout/dividend activity and a decrease in refinancing/repricing as a percentage of overall issuance.

On the demand side, the loan mutual fund flows were -$22.4 billion according to JPMorgan, with only two positive months over the last 12 months. This compared to -$8.4 billion over the previous year. Collateralized loan obligations ("CLOs"), however, have almost kept pace with last year's record issuance. In fact, with $105.16 billion of CLO creation over the 12 months period, it more than offset the outflow experienced in loan mutual funds.

Fundamentals in the senior secured loan market have been strong, but have begun to show cracks recently. Default rates ended the period at 1.32%, but are

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

expected to float toward 2% with the recent volatility in certain sectors (energy, mining, and retail).

From a quality point of view, the lower rated portion of the Index underperformed for the year. Distressed loans (CC, C, and Default) posted the lowest returns, at -40.79%, followed by CCC/Split CCC loans which returned -2.11% during the period. Split BBB and BB rated loans outperformed with returns of 3.27% and 3.12%, respectively. These results were the polar opposite of the previous year, where the lower rated and defaulted names outperformed the Index and the higher rated ones lagged.

Strategic Review and Outlook: Positioned well for the future

For the 12 months ended October 31, 2015, the Fund outperformed the benchmark. The Fund's underweight position in utilities and security selection in oil and gas contributed to relative returns. In addition, the Fund's exposure to B-rated investments in conjunction with the avoidance of lower rated CC and NR loans also contributed to relative returns.

Market sentiment has been fickle, as returns in equity and credit asset classes experienced weakness at the end of 2Q 2015. Though CLO issuance has been robust, retail funds have continued to experienced outflows. Given these factors, coupled with a heightened probability of future rate hike from the Federal Reserve (the "Fed") and robust growth out of China, we continue to expect increased volatility.

Portfolio exposures remain focused on B-rated names in the Index that we believe exhibit the best risk-return characteristics. As the Fed continues to evaluate raising short-term interest rates, the Fund's focus on short duration floating rate loans should position the Fund well in the expected rising rate environment.

The Credit Suisse Credit Investments Group Team

John G. Popp
Thomas J. Flannery
Louis I. Farano
Wing Chan

Senior secured floating rate loans ("Senior Loans") are subject to risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

Additional principal risk factors for the Fund include conflict of interest risk, credit risk, foreign securities risk, interest rate risk, liquidity risk, market risk, prepayment risk and valuation risk. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Floating Rate High Income Fund1 Class I shares and the
Credit Suisse Leveraged Loan Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the

Credit Suisse Floating Rate High Income Fund1 Class A shares2,

Class B shares2, and Class C shares2 and the Credit Suisse
Leveraged Loan Index3 for Ten Years.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

2   Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (2.71)%. Total return for the Fund's Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4.00%), was (2.29)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.35%.

3   Credit Suisse Leveraged Loan Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar-denominated institutional leveraged loan market. The index does not have transaction costs and investors cannot invest directly in the index.

Average Annual Returns as of October 31, 20151

	1 Year	5 Years	10 Years
Class I Class	2.33%	5.00%	6.23%
Class A Without Sales Charge	2.09%	4.75%	5.97%
Class A With Maximum Sales Charge	(2.71)%	3.73%	5.45%
Class B Without CDSC	1.64%	4.05%	5.22%
Class B With CDSC	(2.29)%	4.05%	5.22%
Class C Without CDSC	1.33%	3.96%	5.17%
Class C With CDSC	0.35%	3.96%	5.17%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 0.77% for Class I shares, 1.02% for Class A shares, 1.77% for Class B shares and 1.77% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.70% for Class I shares, 0.95% for Class A shares, 1.70% for Class B shares and 1.70% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class B	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$996.70	$994.10	$992.00	$990.50
Expenses Paid per $1,000*	$3.52	$4.77	$8.54	$8.53
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,021.68	$1,020.42	$1,016.64	$1,016.64
Expenses Paid per $1,000*	$3.57	$4.84	$8.64	$8.64
	Class I	Class A	Class B	Class C
Annualized Expense Ratios*	0.70%	0.95%	1.70%	1.70%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2015)

S&P Ratings**
BBB	2.6%
BB	29.3
B	47.1
CCC	4.1
NR	1.9
Subtotal	85.0
Equity and Other[1]	0.0
Short-Term Investments[2]	15.0
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

**  Credit Quality is based on S&P Ratings. S&P is a main provider of ratings for Credit Asset Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P Ratings.

1  This amount represents less than 0.1%.

2  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (77.8%)
Advertising (0.8%)
$5,531	MH Sub I LLC[1]	(B, B1)	07/08/21	4.750	$5,489,821
4,980	MH Sub I LLC[1]	(CCC+, Caa1)	07/08/22	8.500	4,889,737
9,810	WMG Acquisition Corp.[1]	(B, B1)	07/01/20	3.750	9,573,630
					19,953,188
Aerospace & Defense (1.1%)
11,936	LM U.S. Corp. Acquisition, Inc.[1]	(B-, B2)	10/25/19	4.750	11,927,934
5,108	LM U.S. Corp. Acquisition, Inc.[1]	(CCC, Caa2)	01/25/21	8.250	5,096,978
15,203	Sequa Corp.[1]	(CCC+, Caa1)	06/19/17	5.250	12,542,676
					29,567,588
Air Transportation (0.4%)
10,001	United Airlines, Inc.[1]	(BB+, Ba1)	04/01/19	3.250	9,978,790
Auto Parts & Equipment (1.4%)
6,896	Affinia Group Intermediate Holdings, Inc.[1]	(B, B2)	04/27/20	4.750	6,912,986
3,033	American Tire Distributors Holdings, Inc.[1]	(B-, B2)	09/01/21	5.250	3,051,020
11,063	CS Intermediate Holdco 2 LLC[1]	(BB-, B1)	04/04/21	4.000	11,005,726
7,503	Gates Global, Inc.[1]	(B+, B2)	07/05/21	4.250	7,064,002
4,644	Remy International, Inc.[1]	(BB-, B1)	03/05/20	3.250	4,641,297
3,500	Wand Intermediate I LP1	(CCC+, Caa1)	09/19/22	8.250	3,403,750
					36,078,781
Automakers (0.8%)
8,874	Chrysler Group LLC[1]	(BB+, Ba1)	05/24/17	3.500	8,877,196
7,500	TI Group Automotive Systems LLC[1,2]	(BB, Ba3)	06/30/22	4.500	8,167,479
4,000	TI Group Automotive Systems LLC[1]	(BB, Ba3)	06/30/22	4.500	3,966,660
					21,011,335
Banking (0.3%)
7,311	Citco Funding LLC[1]	(NR, Ba3)	06/29/18	4.250	7,332,392
Building & Construction (0.3%)
4,945	PGT, Inc.[1]	(BB-, B2)	09/22/21	5.250	4,959,477
3,000	Priso Acquisition Corp.[1]	(B+, B2)	05/08/22	4.500	2,955,000
					7,914,477
Building Materials (1.6%)
11,736	ABC Supply Co., Inc.[1]	(BB+, B1)	04/16/20	3.500	11,683,319
10,953	Headwaters, Inc.[1]	(BB-, B1)	03/24/22	4.500	11,007,313
3,850	Jeld-Wen, Inc.[1]	(B, B1)	06/18/22	5.000	3,862,051
4,823	Mannington Mills, Inc.[1]	(BB-, B1)	10/01/21	4.750	4,827,163
10,905	Wilsonart LLC[1]	(B+, B2)	10/31/19	4.000	10,850,817
					42,230,663
Cable & Satellite TV (3.3%)
5,486	Altice Financing S.A.[1]	(BB-, B1)	07/02/19	5.500	5,501,127
2,095	Altice Financing S.A.[1]	(BB-, B1)	02/04/22	5.250	2,090,560
5,483	Cequel Communications LLC[1]	(BB, Ba2)	02/14/19	3.500	5,423,746
3,000	Cequel Communications LLC[1]	(BB-, Ba2)	12/14/22	4.250	2,949,375

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Cable & Satellite TV
$2,000	Charter Communications Operating LLC[1]	(BB+, Baa3)	01/04/21	3.000	$1,983,340
6,750	Charter Communications Operating LLC[1]	(BBB-, Ba1)	01/24/23	3.500	6,754,219
11,680	Neptune Finco Corp.[1]	(BB-, Ba1)	10/09/22	5.000	11,739,451
1,950	Numericable Group S.A.[1]	(B+, B1)	07/31/22	4.000	1,925,957
6,723	Onex Wizard U.S. Acquisition, Inc.[1]	(B+, B1)	03/13/22	4.250	6,738,125
13,121	TWCC Holding Corp.[1]	(B+, B1)	02/11/20	5.750	13,148,127
2,500	Virgin Media Investment Holdings Ltd.[1,3]	(BB-, Ba3)	06/30/23	4.250	3,817,176
9,250	WideOpenWest Finance LLC[1]	(B, Ba3)	04/01/19	4.500	9,112,499
14,000	Ziggo Financing Partnership[1]	(BB-, Ba3)	01/15/22	3.500	13,806,520
					84,990,222
Chemicals (7.5%)
3,553	Allnex (Luxembourg) & Cy S.C.A.[1]	(B+, B1)	10/03/19	4.500	3,559,950
1,844	Allnex U.S.A., Inc.[1]	(B+, B1)	10/03/19	4.500	1,847,083
15,770	Ascend Performance Materials Operations LLC[1]	(B, B2)	04/10/18	6.750	14,303,410
12,697	Axalta Coating Systems U.S. Holdings, Inc.[1]	(BB-, Ba3)	02/01/20	3.750	12,696,741
9,666	AZ Chem U.S., Inc.[1]	(BB-, Ba3)	06/12/21	4.500	9,668,191
4,378	Chemstralia Pty Ltd.[1]	(BB-, B1)	02/28/22	7.250	4,345,165
13,590	Chromaflo Technologies Corp.[1]	(B-, B2)	12/02/19	4.500	13,114,306
2,500	Chromaflo Technologies Corp.[1]	(CCC+, Caa2)	06/02/20	8.250	2,378,034
2,911	Colouroz Investment 2 LLC[1]	(B-, Caa1)	09/06/22	8.250	2,877,430
9,875	Gemini HDPE LLC[1]	(B+, Ba2)	08/07/21	4.750	9,875,119
12,303	Houghton International, Inc.[1]	(B+, B1)	12/20/19	4.250	12,280,268
2,000	Houghton International, Inc.[1]	(B-, Caa1)	12/20/20	9.750	1,985,000
1,995	Ineos Group Holdings S.A.[1,2]	(BB-, Ba3)	12/15/20	4.000	2,152,496
12,611	Ineos U.S. Finance LLC[1]	(BB-, Ba3)	05/04/18	3.750	12,492,517
333	Ineos U.S. Finance LLC[1]	(BB-, Ba3)	03/31/22	4.250	329,476
4,546	Minerals Technologies, Inc.[1]	(BB, Ba2)	05/09/21	3.750	4,539,831
8,201	Nexeo Solutions LLC[1]	(B, B3)	09/08/17	5.000	7,728,822
6,000	Osmose Holdings, Inc.[1]	(B, B2)	07/29/22	4.750	5,981,250
3,920	OXEA Finance & Cy S.C.A.[1,2]	(B+, B2)	01/15/20	4.500	4,193,545
8,330	OXEA Finance LLC[1]	(B+, B2)	01/15/20	4.250	8,011,001
4,708	PQ Corp.[1]	(B+, B2)	08/07/17	4.000	4,701,165
2,500	Quality Distribution, Inc.[1]	(CCC, Caa1)	07/20/23	9.500	2,387,500
6,092	Ravago Holdings America, Inc.[1]	(BB-, B2)	12/20/20	5.500	6,102,220
2,479	Solenis International LP1	(B, B2)	07/31/21	4.250	2,444,348
4,499	Solenis International LP1	(B-, Caa1)	07/31/22	7.750	4,240,594
2,683	Sonneborn LLC[1]	(B, B1)	12/10/20	4.750	2,683,841
473	Sonneborn Refined Products B.V.[1]	(B, B1)	12/10/20	4.750	473,619
2,993	The Chemours Co.[1]	(BBB-, Ba1)	05/12/22	3.750	2,750,108
11,130	Tronox Pigments (Netherlands) B.V.[1]	(BB+, Ba3)	03/19/20	4.250	10,259,263
9,089	U.S. Silica Co.[1]	(BB-, Ba3)	07/23/20	4.000	8,528,678
6,750	Univar, Inc.[1]	(BB-, B2)	07/01/22	4.250	6,671,059
9,447	UTEX Industries, Inc.[1]	(B-, B2)	05/22/21	5.000	8,101,079
1,438	Vantage Specialty Chemicals, Inc.[1]	(B-, B2)	02/10/19	5.000	1,416,285
					195,119,394

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Consumer/Commercial/Lease Financing (0.2%)
$5,000	Infinity Acquisition LLC[1]	(B+, B1)	08/06/21	4.000	$4,904,150
Department Stores (0.7%)
8,400	Dollar Tree, Inc.[1]	(BB+, Ba1)	07/06/22	4.250	8,419,950
10,000	Hudson's Bay Co.[1]	(BB, B1)	09/30/22	4.750	10,029,700
					18,449,650
Discount Stores (0.5%)
6,964	99 Cents Only Stores[1]	(B, B3)	01/11/19	4.500	5,571,573
7,642	Ollie's Bargain Outlet, Inc.[1]	(B+, Ba3)	09/27/19	4.750	7,603,502
					13,175,075
Diversified Capital Goods (0.8%)
1,226	Douglas Dynamics Holdings, Inc.[1]	(BB-, B1)	12/31/21	5.250	1,227,114
3,950	Horizon Global Corp.[1]	(B, B2)	05/11/22	7.000	3,920,375
12,785	Husky Injection Molding Systems Ltd.[1]	(B, B1)	06/30/21	4.250	12,567,169
3,990	Infiltrator Systems, Inc.[1]	(B+, B1)	05/27/22	5.250	3,993,990
					21,708,648
Electric - Generation (0.2%)
4,747	Calpine Corp.[1]	(BB, Ba3)	05/27/22	3.500	4,702,924
Electric - Distribution/Transportation (0.1%)
3,500	Energy Future Intermediate Holding Co. LLC[1]	(BB, Ba3)	06/19/16	4.250	3,503,833
Electronics (1.6%)
10,592	Avago Technologies Cayman Ltd.[1]	(BBB-, Ba1)	05/06/21	3.750	10,604,733
4,987	Excelitas Technologies Corp.[1]	(B-, B2)	10/31/20	6.000	4,823,096
4,987	Freescale Semiconductor, Inc.[1]	(B, B1)	01/15/21	5.000	5,010,643
10,775	Freescale Semiconductor, Inc.[1]	(B, B1)	02/28/20	4.250	10,779,527
11,000	Sophia LP1	(B, B2)	09/30/22	4.750	11,000,000
					42,217,999
Energy - Exploration & Production (0.3%)
4,000	Chief Exploration & Development LLC[1]	(NR, NR)	05/12/21	7.500	3,228,000
3,900	W&T Offshore, Inc.[1]	(B+, B2)	05/01/20	9.000	3,441,750
					6,669,750
Environmental (0.1%)
2,973	PSC Industrial Holdings Corp.[1]	(B+, B1)	12/05/20	5.750	2,940,333
Food & Drug Retailers (1.1%)
2,978	Albertson's LLC[1]	(BB-, Ba3)	03/21/19	5.375	2,979,565
731	Albertson's LLC[1]	(BB-, Ba3)	08/25/19	5.000	731,831
9,452	Albertson's LLC[1]	(BB-, Ba3)	08/25/21	5.500	9,464,806
11,734	New Albertson's, Inc.[1]	(B+, Ba3)	06/27/21	4.750	11,695,272
2,250	Smart & Final Stores LLC[1]	(B+, B3)	11/15/19	4.000	2,243,441
					27,114,915

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Food - Wholesale (0.8%)
$11,538	Allflex Holdings III, Inc.[1]	(B, B2)	07/17/20	4.250	$11,398,885
2,350	Allflex Holdings III, Inc.[1]	(B-, B2)	07/19/21	8.000	2,320,625
1,650	CSM Bakery Solutions LLC[1]	(CCC+, B3)	07/03/21	8.750	1,575,750
1,500	Del Monte Foods, Inc.[1]	(CCC+, Caa1)	08/18/21	8.250	1,370,160
2,111	Dole Food Co., Inc.[1]	(B-, B1)	11/01/18	4.500	2,112,885
2,200	JBS U.S.A., LLC[1]	(BB+, Ba1)	10/30/22	4.000	2,206,171
					20,984,476
Forestry & Paper (0.2%)
2,359	Prolampac Intermediate, Inc.[1]	(B, B1)	08/18/22	5.000	2,348,545
1,750	Prolampac Intermediate, Inc.[1]	(CCC+, Caa1)	08/18/23	9.250	1,706,250
					4,054,795
Gaming (0.9%)
5,000	CBAC Borrower LLC[1]	(B-, B3)	07/02/20	8.250	4,737,500
2,985	Las Vegas Sands LLC[1]	(BBB-, Ba2)	12/19/20	3.250	2,950,395
8,990	ROC Finance LLC[1]	(B+, B2)	06/20/19	5.000	8,509,451
6,630	The Intertain Group Ltd.[1]	(BB, B2)	04/08/22	7.500	6,663,150
					22,860,496
Gas Distribution (0.3%)
3,718	Energy Transfer Equity LP1	(BB, Ba2)	12/02/19	4.000	3,612,754
3,000	Energy Transfer Equity LP1	(BB, Ba2)	12/02/19	3.250	2,884,230
					6,496,984
Health Facilities (2.2%)
4,988	Community Health Systems, Inc.[1]	(BB, Ba2)	12/31/19	3.750	4,975,430
4,418	Community Health Systems, Inc.[1]	(BB, Ba2)	01/27/21	4.000	4,411,514
14,359	Drumm Investors LLC[1]	(B, B2)	05/04/18	6.750	14,453,384
10,790	Heartland Dental LLC[1]	(B, B1)	12/21/18	5.500	10,674,986
6,984	Iasis Healthcare LLC[1]	(B, Ba3)	05/03/18	4.500	7,005,427
8,850	Premier Dental Services, Inc.[1]	(CCC+, Caa1)	11/01/18	6.000	7,766,250
7,463	Surgical Care Affiliates, Inc.[1]	(B+, B1)	03/17/22	4.250	7,467,201
					56,754,192
Health Services (3.4%)
13,816	ABB Concise Optical Group LLC[1]	(B+, B3)	02/06/19	4.500	13,758,665
9,287	DPx Holdings B.V.[1]	(B, B1)	03/11/21	4.250	9,126,237
15,058	Emdeon Business Services LLC[1]	(B+, Ba3)	11/02/18	3.750	14,941,099
10,972	Kinetic Concepts, Inc.[1]	(BB-, Ba3)	05/04/18	4.500	10,983,876
347	Kinetic Concepts, Inc.[1]	(BB-, Ba3)	11/04/16	4.000	347,067
985	MSO of Puerto Rico, Inc.[1]	(D, Caa1)	12/12/17	9.750	737,095
15,481	Onex Carestream Finance LP1	(B+, B1)	06/07/19	5.000	14,762,454
3,500	Phillips-Medisize Corp.[1]	(CCC+, Caa2)	06/16/22	8.250	3,395,000
11,920	Surgery Center Holdings, Inc.[1]	(B, B2)	11/03/20	5.250	11,880,281
1,509	Surgery Center Holdings, Inc.[1]	(CCC+, Caa2)	11/03/21	8.500	1,497,865
7,962	Valitas Health Services, Inc.[1]	(CCC, Caa2)	06/02/17	6.000	6,276,522
					87,706,161
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Hotels (1.3%)
$4,250	Compass Holdco 2 Ltd.[1,3]	(B+, B1)	10/31/22	5.250	$6,518,571
10,140	Hilton Worldwide Finance LLC[1]	(BBB-, Ba2)	10/26/20	3.500	10,172,671
13,830	La Quinta Intermediate Holdings LLC[1]	(BB, B1)	04/14/21	3.750	13,726,756
3,000	Playa Resorts Holding B.V.[1]	(BB-, B2)	08/09/19	4.000	2,964,375
					33,382,373
Household & Leisure Products (0.0%)
1,050	Coty, Inc.[1]	(BBB-, Ba1)	09/24/22	5.250	1,055,581
Insurance Brokerage (1.3%)
8,903	Acrisure LLC[1,4]	(B, B2)	05/19/22	5.250	8,635,791
2,341	Acrisure LLC	(B, B2)	05/19/22	5.250	2,271,017
6,488	Alliant Holdings I, Inc.[1]	(B, B2)	08/12/22	4.500	6,428,010
9,762	Hub International Ltd.[1]	(B, B1)	10/02/20	4.000	9,529,732
4,589	Hyperion Insurance Group Ltd.[1]	(B, B1)	04/29/22	5.500	4,600,294
2,992	National Financial Partners Corp.[1]	(B, B1)	07/01/20	4.500	2,957,392
					34,422,236
Investments & Misc. Financial Services (2.4%)
4,833	AlixPartners LLP[1]	(B+, B2)	07/28/22	4.500	4,839,375
14,498	Altisource Solutions Sarl[1]	(B+, B3)	12/09/20	4.500	12,957,615
2,000	First American Payment Systems, LP1	(CCC+, Caa1)	04/11/19	10.750	1,990,000
4,230	Hamilton Lane Advisors LLC[1]	(BB+, Ba3)	07/09/22	4.250	4,233,976
1,963	Liquidnet Holdings, Inc.[1]	(B, B3)	05/22/19	7.750	1,904,255
6,829	Ocwen Financial Corp.[1]	(B+, B2)	02/15/18	5.500	6,849,363
2,000	TransFirst, Inc.[1]	(CCC+, Caa2)	11/12/22	9.000	2,005,830
3,990	TransFirst, Inc.[1]	(B, B2)	11/12/21	4.750	3,994,962
12,767	USI, Inc.[1]	(B, B1)	12/27/19	4.250	12,651,693
6,925	VFH Parent LLC[1]	(NR, Ba3)	11/06/19	5.250	6,942,164
5,000	Walter Investment Management Corp.[1]	(BB-, B2)	12/19/20	4.750	4,575,000
					62,944,233
Machinery (0.6%)
1,500	CPM Holdings, Inc.[1]	(B, Caa1)	04/10/23	10.250	1,507,500
2,993	CPM Holdings, Inc.[1]	(B+, B1)	04/11/22	6.000	2,998,739
11,895	Rexnord LLC[1]	(BB-, B2)	08/21/20	4.000	11,776,143
					16,282,382
Managed Care (0.6%)
6,962	GENEX Holdings, Inc.[1]	(B, B1)	05/30/21	5.250	6,932,020
9,825	Sedgwick Claims Management Services, Inc.[1]	(B, B1)	03/01/21	3.750	9,674,237
					16,606,257
Media - Cable (0.2%)
4,963	Numericable Group S.A.[1,2]	(B+, B1)	05/21/20	4.500	5,428,378
Media - Diversified (0.3%)
5,000	All3Media International[1,3]	(B+, B2)	06/30/21	5.250	7,454,390

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Media Content (0.6%)
$1,750	DLG Acquisitions Ltd.[1,2]	(B-, Caa2)	06/30/22	8.250	$1,882,393
2,948	Inter Media Communication Srl[1,2]	(B, NR)	05/28/19	5.500	2,995,811
5,065	Mission Broadcasting, Inc.[1]	(BB, Ba2)	10/01/20	3.750	5,052,132
5,744	Nexstar Broadcasting, Inc.[1]	(BB, Ba2)	10/01/20	3.750	5,729,198
					15,659,534
Medical Products (0.5%)
8,000	Alere, Inc.[1]	(B+, Ba3)	06/18/22	4.250	8,017,280
6,000	Sterigenics-Nordion Holdings LLC[1]	(B, B1)	05/15/22	4.250	5,955,000
					13,972,280
Metals & Mining - Excluding Steel (2.3%)
1,313	CeramTec Acquisition Corp.[1]	(B, Ba3)	08/30/20	4.250	1,316,572
16,636	Faenza Acquisition GmbH[1]	(B, Ba3)	08/30/20	4.250	16,683,645
16,783	FMG Resources (August 2006) Pty. Ltd.[1]	(BB+, Ba1)	06/30/19	4.250	14,256,151
2,000	H.C. Starck GmbH[1,2]	(B-, NR)	05/30/16	2.800	2,000,334
16,884	Noranda Aluminum Acquisition Corp.[1]	(B-, Caa1)	02/28/19	5.750	10,932,171
13,513	Novelis, Inc.[1]	(BB, Ba2)	06/02/22	4.000	13,286,757
					58,475,630
Oil Field Equipment & Services (1.0%)
11,976	BakerCorp International, Inc.[1]	(B, B2)	02/14/20	4.250	11,287,786
6,317	McJunkin Red Man Corp.[1]	(B+, B2)	11/08/19	4.750	6,174,800
10,276	Pacific Drilling S.A.[1]	(B+, Caa2)	06/03/18	4.500	5,617,529
3,500	Shelf Drilling Holdings Ltd.[1]	(B+, B2)	10/08/18	10.000	2,187,500
					25,267,615
Oil Refining & Marketing (0.7%)
17,255	Philadelphia Energy Solutions LLC[1]	(BB-, B1)	04/04/18	6.250	16,995,961
3,980	Seadrill Partners Finco LLC[1]	(BB-, B2)	02/21/21	4.000	2,336,868
					19,332,829
Packaging (1.9%)
13,054	Anchor Glass Container Corp.[1]	(BB-, B3)	07/01/22	4.500	13,070,077
3,242	Ardagh Holdings U.S.A., Inc.[1]	(B+, Ba3)	12/17/19	4.000	3,243,296
15,166	Berry Plastics Holding Corp.[1]	(BB-, Ba3)	02/08/20	3.500	15,058,990
2,875	Berry Plastics Holding Corp.[1]	(BB-, Ba3)	01/06/21	3.750	2,876,812
3,950	BWAY Holding Company, Inc.[1]	(B-, B2)	08/14/20	5.500	3,964,813
5,917	Clondalkin Group Ltd.[1]	(B, B2)	05/31/20	4.750	5,887,687
2,000	Hilex Poly Co. LLC[1]	(CCC+, Caa1)	05/22/22	9.750	1,990,000
3,722	Hilex Poly Co. LLC[1]	(B, B1)	12/05/21	6.000	3,731,961
					49,823,636
Personal & Household Products (1.3%)
2,340	Calceus Acquisition, Inc.[1]	(B, B2)	01/31/20	5.000	2,215,300
2,100	Galleria Co.[1]	(BBB-, Ba1)	09/22/22	3.750	2,105,586
10,801	NBTY, Inc.[1]	(B+, Ba3)	10/01/17	3.500	10,740,062
2,992	Revlon Consumer Products Corp.[1]	(B+, Ba2)	10/08/19	4.000	2,994,884

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Personal & Household Products
$16,158	Serta Simmons Holdings LLC[1]	(B+, B1)	10/01/19	4.250	$16,187,762
					34,243,594
Pharmaceuticals (2.2%)
6,000	Albany Molecular Research, Inc.[1]	(B+, B1)	07/16/21	5.750	6,007,500
8,845	Alvogen Pharma U.S., Inc.[1]	(B, B3)	04/02/22	6.000	8,712,626
6,000	AMAG Pharmaceuticals, Inc.[1]	(BB, Ba2)	08/13/21	4.750	5,910,000
6,653	Amneal Pharmaceuticals LLC[1]	(BB-, B1)	11/01/19	4.500	6,601,531
6,187	Capsugel Holdings U.S., Inc.[1]	(B+, Ba3)	08/01/18	3.500	6,174,992
3,691	eResearchTechnology, Inc.[1]	(B, B2)	05/08/22	5.500	3,663,069
11,645	Valeant Pharmaceuticals International, Inc.[1]	(BB, Ba1)	12/11/19	3.750	10,911,908
3,000	Valeant Pharmaceuticals International, Inc.[1]	(BB, Ba1)	08/05/20	3.750	2,797,080
7,463	Valeant Pharmaceuticals International, Inc.[1]	(BB, Ba1)	04/01/22	4.000	6,961,132
					57,739,838
Printing & Publishing (0.6%)
9,028	Harland Clarke Holdings Corp.[1]	(B+, B1)	06/30/17	5.577	8,999,737
5,340	Harland Clarke Holdings Corp.[1]	(B+, B1)	05/22/18	7.000	5,331,629
1,484	Harland Clarke Holdings Corp.[1]	(B+, B1)	08/04/19	6.000	1,478,979
					15,810,345
Property & Casualty Insurance (0.1%)
2,401	York Risk Services Holding Corp.[1]	(B, B1)	10/01/21	4.750	2,316,401
Real Estate Development & Management (0.3%)
6,875	SRS Distribution, Inc.[1]	(B, B2)	08/12/22	5.250	6,883,552
Real Estate Investment Trusts (0.2%)
5,586	DTZ U.S. Borrower LLC[1]	(B+, B1)	11/04/21	4.250	5,538,882
Recreation & Travel (1.3%)
9,561	ClubCorp Club Operations, Inc.[1]	(B+, B1)	07/24/20	4.250	9,573,934
12,967	Intrawest Operations Group LLC[1]	(B+, B2)	12/09/20	4.750	13,010,185
6,000	Legendary Pictures Funding LLC[1,5]	(B, NR)	04/17/20	7.000	5,970,000
4,938	World Triathlon Corp.[1]	(B, B2)	06/26/21	5.250	4,915,898
					33,470,017
Restaurants (0.7%)
17,695	B.C. Unlimited Liability Co.[1]	(B+, Ba3)	12/12/21	3.750	17,752,627
Revenue - Transportation (0.4%)
10,000	XPO Logistics, Inc.[1]	(BB-, Ba1)	10/15/22	5.500	9,925,000
Software - Services (10.1%)
7,583	Applied Systems, Inc.[1]	(B+, B1)	01/25/21	4.250	7,541,153
8,952	Aricent Technologies[1]	(B, B1)	04/14/21	5.500	8,834,769
4,530	Aricent Technologies[1]	(CCC+, Caa1)	04/14/22	9.500	4,397,882
1,000	Camp International Holding Co.[1]	(CCC, Caa2)	11/30/19	8.250	985,830
12,204	Camp International Holding Co.[1]	(B-, B2)	05/31/19	4.750	12,061,782
17,721	CCC Information Services, Inc.[1]	(B+, B1)	12/20/19	4.000	17,565,458

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Software - Services
$13,757	Dell International LLC[1]	(BBB, Ba1)	04/29/20	4.000	$13,776,851
3,027	Dell, Inc.[1]	(BBB, Ba1)	10/29/18	3.750	3,029,964
13,665	Deltek, Inc.[1]	(B, B1)	06/25/22	5.000	13,670,847
9,330	Duff & Phelps Investment Management Co.[1]	(B, B2)	04/23/20	4.750	9,260,106
6,240	EagleView Technology Corp.[1]	(B, B2)	07/22/22	5.250	6,156,821
4,988	Epicor RSG U.S., Inc.[1]	(B, B3)	06/23/22	6.000	4,975,031
11,970	Epicor Software Corp.[1]	(B, B2)	06/01/22	4.750	11,923,616
10,135	Evertec Group LLC[1]	(BB-, B1)	04/17/20	3.250	9,862,423
1,109	Evertec Group LLC[1]	(BB-, B1)	04/17/18	2.446	1,069,723
4,190	First Data Corp.[1]	(BB, B1)	03/24/21	4.197	4,199,413
14,939	First Data Corp.[1]	(BB, B1)	03/24/18	3.697	14,846,518
2,288	Flexera Software LLC[1]	(B, B1)	04/02/20	4.500	2,269,306
3,000	Flexera Software LLC[1]	(CCC+, Caa1)	04/02/21	8.000	2,928,750
10,916	Genesys Telecom Holdings U.S., Inc.[1]	(B, B2)	02/08/20	4.000	10,849,486
7,614	Genesys Telecom Holdings U.S., Inc.[1]	(B, B2)	11/13/20	4.500	7,604,857
7,000	Global Healthcare Exchange LLC[1]	(B, B2)	08/15/22	5.500	6,997,830
2,000	Hyland Software, Inc.[1]	(B, B2)	07/01/22	4.750	1,981,250
9,698	Infor (U.S.), Inc.[1]	(B+, B1)	06/03/20	3.750	9,453,964
8,300	Infor (U.S.), Inc.[1]	(B+, B1)	06/03/20	3.750	8,094,861
11,272	Landslide Holdings, Inc.[1]	(B, B1)	02/25/20	5.000	11,215,733
2,000	Landslide Holdings, Inc.[1]	(CCC+, Caa1)	02/25/21	8.250	1,910,000
5,239	MA FinanceCo. LLC[1]	(BB-, B1)	11/19/21	5.250	5,238,456
5,700	MA FinanceCo. LLC[1]	(BB-, B1)	11/20/19	4.500	5,697,036
10,705	Pinnacle Holdco Sarl[1]	(B+, B1)	07/30/19	4.750	9,785,867
12,044	Riverbed Technology, Inc.[1]	(B, B1)	04/24/22	6.000	12,072,744
5,486	SkillSoft Corp.[1]	(B-, B2)	04/28/21	5.750	4,690,625
2,155	SunGard Data Systems, Inc.[1]	(BB, Ba3)	02/28/17	3.945	2,156,930
3,006	Sybil Software LLC[1]	(BB-, Ba3)	03/20/20	4.250	3,007,455
11,223	Wall Street Systems Delaware, Inc.[1]	(B, B2)	04/30/21	4.500	11,213,399
					261,326,736
Specialty Retail (2.9%)
4,250	BJ's Wholesale Club, Inc.[1]	(CCC, Caa2)	03/26/20	8.500	4,155,905
16,655	BJ's Wholesale Club, Inc.[1]	(B-, B3)	09/26/19	4.500	16,538,310
20,469	Choo Luxury Holdings Ltd.[1]	(NR, NR)	06/28/18	3.470	20,161,956
8,082	General Nutrition Centers, Inc.[1]	(BBB-, Ba2)	03/04/19	3.250	7,837,423
11,621	Leslie's Poolmart, Inc.[1]	(B, B1)	10/16/19	4.250	11,469,695
7,278	Michaels Stores, Inc.[1]	(BB-, Ba2)	01/28/20	3.750	7,286,458
9,975	Payless, Inc.[1]	(B, B1)	03/11/21	5.000	7,281,519
					74,731,266
Steel Producers/Products (0.8%)
5,293	Atkore International, Inc.[1]	(B, B3)	04/09/21	4.500	4,988,871
6,500	Atkore International, Inc.[1]	(CCC+, Caa2)	10/09/21	7.750	5,736,250
10,398	JMC Steel Group, Inc.[1]	(BB-, B2)	04/01/17	4.750	10,137,779
					20,862,900

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Support - Services (4.2%)
$4,980	Acosta Holdco, Inc.[1]	(B, B1)	09/26/21	4.250	$4,872,918
8,400	Advantage Sales & Marketing, Inc.[1]	(B, B1)	07/23/21	4.250	8,234,353
2,500	Allied Security Holdings LLC[1]	(CCC+, Caa2)	08/13/21	8.000	2,375,000
9,975	Amaya Holdings B.V.[1]	(BB, B1)	08/01/21	5.000	9,777,296
16,898	Brand Energy & Infrastructure Services, Inc.[1]	(B, B1)	11/26/20	4.750	15,720,797
1,355	MMM Holdings, Inc.[1]	(D, Caa1)	12/12/17	9.750	1,013,894
3,000	Neff Rental LLC[1]	(B-, Caa1)	06/09/21	7.250	2,752,500
4,749	ON Assignment, Inc.[1]	(BB, Ba2)	06/05/22	3.750	4,760,417
2,951	RedTop Luxembourg Sarl[1]	(B, Ba3)	12/03/20	4.500	2,962,261
4,396	RedTop Luxembourg Sarl[1]	(CCC+, B3)	06/03/21	8.250	4,382,665
7,857	Sabre, Inc.[1]	(BB-, Ba3)	02/19/19	4.000	7,866,830
942	SGS Cayman LP1	(BB-, B2)	04/23/21	6.000	943,312
1,253	Spin Holdco, Inc.[1]	(B, B2)	11/14/19	4.250	1,241,882
1,990	Sprint Industrial Holdings LLC[1]	(B+, B3)	05/14/19	7.000	1,741,094
2,000	Sprint Industrial Holdings LLC[1]	(CCC+, Caa3)	11/14/19	11.250	1,570,000
9,728	Sungard Availability Services Capital, Inc.[1]	(B+, Ba3)	03/31/19	6.000	8,577,189
4,046	Sutherland Global Services, Inc.[1]	(BB-, B2)	04/23/21	6.000	4,052,422
5,349	The Hertz Corp.[1]	(BB, Ba1)	03/11/18	3.750	5,353,751
19,042	U.S. Foods, Inc.[1]	(B-, B2)	03/31/19	4.500	19,070,236
851	WASH Multifamily Laundry Systems LLC[1]	(CCC+, Caa2)	05/14/23	8.000	825,430
149	WASH Multifamily Laundry Systems LLC[1]	(CCC+, Caa2)	05/12/23	8.000	144,570
					108,238,817
Tech Hardware & Equipment (1.5%)
12,379	Avaya, Inc.[1]	(B, B1)	03/30/18	6.500	10,424,454
8,500	CommScope, Inc.[1]	(BB, Ba2)	12/29/22	3.750	8,507,990
3,750	Mitel U.S. Holdings, Inc.[1]	(B+, Ba3)	04/29/22	5.500	3,646,875
12,006	Omnitracs, Inc.[1]	(B, B1)	11/25/20	4.750	11,970,245
4,750	Omnitracs, Inc.[1]	(CCC+, Caa1)	05/25/21	8.750	4,625,313
					39,174,877
Telecom - Satellite (0.5%)
12,218	Intelsat Jackson Holdings S.A.[1]	(BB-, Ba3)	06/30/19	3.750	11,865,478
Telecom - Wireline Integrated & Services (2.4%)
5,003	Eircom Finco Sarl[1,2]	(B, B3)	05/31/22	4.500	5,439,552
5,000	Gas Natural Fenosa Telecomunicaciones S.A.[1]	(B, B2)	06/28/21	4.717	5,540,511
8,250	Level 3 Financing, Inc.[1]	(BB, Ba1)	01/15/20	4.000	8,278,875
3,000	LTS Buyer LLC[1]	(CCC+, Caa1)	04/12/21	8.000	2,940,000
13,790	LTS Buyer LLC[1]	(B, B1)	04/13/20	4.000	13,622,445
7,687	XO Communications LLC[1]	(BB-, B2)	03/17/21	4.250	7,658,589
18,567	Zayo Group LLC[1]	(BB-, NR)	05/06/21	3.750	18,568,182
					62,048,154
Theaters & Entertainment (2.9%)
4,830	AMC Entertainment, Inc.[1]	(BB, Ba1)	04/30/20	3.500	4,830,922
2,000	CKX, Inc.[1,5]	(CCC-, Caa2)	06/21/17	11.000	885,000
15,900	EMI Music Publishing Ltd.[1]	(BB-, Ba3)	07/03/22	4.000	15,906,010

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Theaters & Entertainment
$16,379	Live Nation Entertainment, Inc.[1]	(BB, Ba2)	08/16/20	3.500	$16,419,490
9,500	Metro-Goldwyn-Mayer, Inc.[1]	(BB, Ba3)	06/26/20	5.125	9,523,750
15,904	Tech Finance & Co. S.C.A.[1]	(B+, B1)	07/10/20	5.000	15,894,044
7,512	William Morris Endeavor Entertainment LLC[1]	(B, B1)	05/06/21	5.250	7,514,779
4,200	William Morris Endeavor Entertainment LLC[1]	(B-, Caa1)	05/01/22	8.250	4,021,500
					74,995,495
Transport Infrastructure/Services (0.7%)
11,818	Navios Partners Finance (U.S.), Inc.[1]	(BB+, Ba3)	06/27/18	5.250	11,740,247
4,468	PODS LLC[1]	(B+, B1)	02/02/22	4.500	4,462,017
1,800	PODS LLC[1]	(CCC+, Caa1)	02/02/23	9.250	1,773,000
					17,975,264
Transportation Infrastructure/Services (0.1%)
2,801	OSG International, Inc.[1]	(BB-, B1)	08/05/19	5.750	2,787,233
TOTAL BANK LOANS (Cost $2,062,020,469)					2,016,215,041
CORPORATE BONDS (7.8%)
Advertising (0.2%)
575	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	594,406
1,400	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	1,464,750
4,120	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/16 @ 104.50)[6]	(B, B1)	01/15/21	6.000	4,264,200
					6,323,356
Auto Parts & Equipment (0.1%)
3,250	UCI International, Inc., Global Company Guaranteed Notes (Callable 11/30/15 @ 104.31)	(CCC, Caa2)	02/15/19	8.625	2,323,750
Banking (0.3%)
6,500	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/30/15 @ 105.81)[6]	(B+, B1)	02/15/18	7.750	6,808,750
Building & Construction (0.1%)
2,000	AV Homes, Inc., Global Company Guaranteed Notes (Callable 07/01/16 @ 106.38)	(B-, Caa1)	07/01/19	8.500	2,010,000
Building Materials (0.3%)
7,000	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)[6]	(B-, Caa2)	08/15/20	12.000	6,825,000

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Building Materials
$2,000	Headwaters, Inc., Global Company Guaranteed Notes (Callable 01/15/16 @ 103.63)	(B-, Caa1)	01/15/19	7.250	$2,080,000
					8,905,000
Cable & Satellite TV (0.8%)
1,200	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 104.97)[6]	(BB-, B1)	02/15/23	6.625	1,206,000
1,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)[6,7]	(BB-, B1)	01/15/22	6.500	1,015,000
7,855	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)[6,7]	(B+, B1)	02/01/20	7.250	7,933,550
3,000	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 104.56)[6]	(BB-, B3)	04/01/20	9.125	3,213,750
1,100	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 103.31)[6]	(BB-, Ba1)	10/15/25	6.625	1,160,500
1,200	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)[6]	(B-, B2)	10/15/25	10.875	1,284,000
4,500	Numericable-SFR SAS, Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)[6]	(B+, B1)	05/15/22	6.000	4,522,500
					20,335,300
Chemicals (0.3%)
5,000	Axiall Corp., Global Company Guaranteed Notes (Callable 05/15/18 @ 102.44)	(BB, Ba3)	05/15/23	4.875	4,771,875
2,000	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/30/15 @ 104.78)[6]	(B+, B1)	10/15/19	6.375	1,997,500
					6,769,375
Consumer/Commercial/Lease Financing (0.2%)
5,645	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)[6]	(CCC+, Caa2)	08/01/22	7.250	5,080,500
Electric - Generation (0.1%)
2,750	Dynegy, Inc., Global Company Guaranteed Notes (Callable 05/01/17 @ 103.38)	(B+, B3)	11/01/19	6.750	2,756,875

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Energy - Exploration & Production (0.3%)
$5,000	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)	(B+, B2)	11/01/21	6.500	$4,287,500
2,991	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 09/15/17 @ 103.44)[7]	(B+, B2)	03/15/22	6.875	2,564,783
					6,852,283
Forestry & Paper (0.0%)
200	Stone & Webster, Inc.[5,8,9]	(NR, NR)	10/23/19	0.000	400
Gaming (0.0%)
1,158	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 11/30/15 @ 100.00)[6]	(B-, Caa1)	11/15/19	7.250	1,140,630
Gas Distribution (0.4%)
2,250	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	2,430,450
750	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B+, B1)	02/15/21	5.750	705,000
6,250	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB, B1)	03/01/20	6.500	6,250,000
					9,385,450
Health Facility (0.4%)
11,000	Tenet Healthcare Corp., Rule 144A, Senior Secured Notes (Callable 06/15/16 @ 102.00)[1,6]	(BB-, Ba2)	06/15/20	3.837	10,972,500
Investments & Misc. Financial Services (0.4%)
2,000	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.28)[3,6]	(B+, B2)	08/01/20	8.375	3,204,011
500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 107.78)[3,6]	(B+, B2)	10/01/19	10.375	834,342
1,800	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)[6]	(B, B1)	04/15/22	6.875	1,701,000
5,000	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)[6]	(B, B1)	04/15/21	7.500	4,862,500
					10,601,853

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Metals & Mining - Excluding Steel (0.3%)
3,000	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B+, B3)	06/01/19	9.500	3,232,500
2,100	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)	(CCC, Caa3)	06/01/19	11.000	483,000
6,000	Taseko Mines Ltd., Company Guaranteed Notes (Callable 11/30/15 @ 103.88)	(B-, B3)	04/15/19	7.750	3,150,000
2,000	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 104.63)[6,10]	(NR, NR)	05/15/19	9.250	410,000
					7,275,500
Oil Field Equipment & Services (0.6%)
5,600	FTS International, Inc., Global Senior Secured Notes (Callable 05/01/17 @ 104.69)	(CCC+, Caa2)	05/01/22	6.250	1,316,000
4,518	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)[6,7]	(B+, Caa3)	12/01/17	7.250	3,094,830
5,250	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/17 @ 104.59)	(B+, B3)	03/15/22	6.125	3,045,000
9,333	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 11/30/15 @ 104.31)[6,7]	(B+, B1)	11/01/18	8.625	7,209,742
					14,665,572
Oil Refining & Marketing (0.6%)
6,522	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	6,440,475
8,284	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)[7]	(BB+, Ba3)	02/15/20	8.250	8,739,620
					15,180,095
Packaging (0.3%)
2,000	Innovia Group Finance PLC, Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 101.00)[1,2,6]	(B, B2)	03/31/20	4.962	2,163,678
2,500	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes[6,7]	(BB-, B1)	08/15/23	5.875	2,657,812

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Packaging
$2,123	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 11/30/15 @ 104.31)	(B+, B1)	10/15/20	5.750	$2,213,228
					7,034,718
Pharmaceuticals (0.0%)
98	inVentiv Health, Inc., 10.000% Cash, 12.000% PIK, Rule 144A, Secured Notes (Callable 11/30/15 @ 105.00)[6,11]	(CCC, Caa2)	08/15/18	22.000	97,264
63	inVentiv Health, Inc., Global Company Guaranteed Notes (Callable 11/30/15 @ 102.50)	(CCC, Caa3)	08/15/18	10.000	61,425
					158,689
Printing & Publishing (0.1%)
3,000	Harland Clarke Holdings Corp., Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 104.88)[6]	(B+, B1)	08/01/18	9.750	3,071,250
Real Estate Investment Trusts (0.4%)
7,668	iStar, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.44)[7]	(B+, B2)	07/01/18	4.875	7,581,735
1,875	iStar, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B2)	07/01/19	5.000	1,842,188
2,000	iStar, Inc., Senior Unsecured Notes (Callable 08/01/17 @ 100.00)	(B+, B2)	11/01/17	4.000	1,960,000
					11,383,923
Restaurants (0.3%)
4,000	Financiere Quick SAS, Rule 144A, Senior Secured Notes (Callable 11/30/15 @ 101.00)[1,2,6]	(B-, B3)	04/15/19	4.701	3,989,444
1,500	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 11/30/15 @ 102.00)[1,2,6]	(CCC, Caa2)	10/15/19	7.451	1,375,289
375	Punch Taverns Finance PLC, Reg S, Rule 144A, Secured Notes[3,6,12]	(B+, Baa3)	10/15/26	7.274	635,617
1,071	Punch Taverns Finance PLC, Secured Notes[3]	(NR, Baa2)	10/15/26	7.274	1,815,322
					7,815,672
Software - Services (0.5%)
7,000	Audatex North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/17 @ 103.00)[6]	(BB-, B1)	06/15/21	6.000	7,075,320
3,000	Audatex North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/18 @ 103.06)[6]	(BB-, B1)	11/01/23	6.125	3,030,000

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Software - Services
$3,125	Sungard Availability Services Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.38)[6,7]	(CCC+, Caa1)	04/01/22	8.750	$1,968,750
					12,074,070
Specialty Retail (0.2%)
5,000	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	5,187,500
700	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)[2,6]	(CCC+, Caa1)	04/15/19	9.875	510,348
					5,697,848
Tech Hardware & Equipment (0.3%)
5,000	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	5,306,250
3,500	CommScope, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/17 @ 102.50)[6]	(B, B2)	06/15/21	5.000	3,535,000
					8,841,250
Telecom - Wireline Integrated & Services (0.1%)
100	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes[5,6,8,9,10]	(NR, NR)	01/15/15	0.000	—
3,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)[7]	(B+, B2)	01/15/23	4.500	2,595,000
					2,595,000
Theaters & Entertainment (0.2%)
4,609	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	4,821,936
1,619	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	1,716,140
					6,538,076
TOTAL CORPORATE BONDS (Cost $218,628,740)					202,597,685
ASSET BACKED SECURITIES (3.9%)
Collateralized Debt Obligations (3.9%)
3,400	ACAS CLO Ltd., 2012-1A, Rule 144A1,6	(BB-, NR)	09/20/23	6.345	3,398,990
3,450	ACIS CLO Ltd., 2014-4A, Rule 144A1,6	(BBB, NR)	05/01/26	3.400	2,975,112
3,000	ALM VII Ltd., 2012-7A, Rule 144A1,6	(BB, NR)	10/19/24	5.315	2,761,091
3,250	Atlas Senior Loan Fund V Ltd., 2014-1A, Rule 144A1,6	(BB-, NR)	07/16/26	5.017	2,733,184

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (continued)
Collateralized Debt Obligations
$3,000	Benefit Street Partners CLO Ltd., 2012-IA, Rule 144A1,6	(BB, NR)	10/15/25	7.233	$2,912,026
2,750	Black Diamond CLO Ltd., 2012-1A, Rule 144A1,6	(BB, NR)	02/01/23	6.300	2,574,175
3,000	Blue Hill CLO Ltd., 2013-1A, Rule 144A1,6	(BB-, NR)	01/15/26	4.921	2,488,076
2,500	BlueMountain CLO Ltd., 2013-2A, Rule 144A1,6	(BB, NR)	01/22/25	5.370	2,261,762
2,000	BlueMountain CLO Ltd., 2014-3A, Rule 144A1,6	(B, NR)	10/15/26	5.971	1,624,191
2,500	BNPP IP CLO Ltd., 2014-2A, Rule 144A1,6	(BB, NR)	10/30/25	5.572	2,125,770
2,000	Carlyle Global Market Strategies CLO Ltd., 2012-3A, Rule 144A1,6	(BB, NR)	10/04/24	5.821	1,870,799
2,000	Carlyle Global Market Strategies CLO Ltd., 2013-3A, Rule 144A1,6	(BB, NR)	07/15/25	4.921	1,743,381
2,000	Catamaran CLO Ltd., 2014-1A, Rule 144A1,6	(BB, NR)	04/20/26	4.817	1,662,998
2,000	Cent CLO 16 LP, 2014-16XR, Reg S1,12	(BB, NR)	08/01/24	6.290	1,955,384
5,000	Cent CLO LP, 2014-21X, Reg S12	(BB, NR)	07/27/26	5.323	4,142,060
1,000	CIFC Funding Ltd., 2012-3A, Rule 144A1,6	(BB-, NR)	01/29/25	6.294	935,190
2,250	CIFC Funding Ltd., 2012-3A, Rule 144A1,6	(B, NR)	01/29/25	7.194	1,977,800
1,500	CIFC Funding Ltd., 2013-3A, Rule 144A1,6	(BB, NR)	10/24/25	5.044	1,291,145
2,000	Dryden Senior Loan Fund, 2012-24RA, Rule 144A1,6	(BB, NR)	11/15/23	6.271	1,908,091
1,500	Dryden Senior Loan Fund, 2012-24RA, Rule 144A1,6	(B, NR)	11/15/23	8.221	1,440,634
1,000	Eaton Vance CLO Ltd., 2014-1A, Rule 144A1,6	(NR, Ba3)	07/15/26	5.351	872,441
3,000	Greywolf CLO III Ltd., 2014-1A, Rule 144A1,6	(BB, NR)	04/22/26	5.420	2,636,906
1,419	Halcyon Loan Advisors Funding Ltd., 2012-1A, Rule 144A1,6	(BB, NR)	08/15/23	5.821	1,254,382
1,500	Halcyon Loan Advisors Funding Ltd., 2015-2A, Rule 144A1,6	(NR, Ba3)	07/25/27	6.037	1,357,820
3,000	Highbridge Loan Management Ltd., 2012-1A, Rule 144A1,6	(B, NR)	09/20/22	7.069	2,945,390
3,000	Highbridge Loan Management Ltd., 2012-1AR, Rule 144A1,6	(BB, NR)	09/20/22	6.031	2,928,889
1,140	Jamestown CLO I Ltd., 2012-1X, Reg S1,12	(BB, NR)	11/05/24	5.804	1,058,082
4,500	Jamestown CLO III Ltd., 2013-3A, Rule 144A1,6	(BB-, NR)	01/15/26	4.921	3,573,771
1,850	KVK CLO Ltd., 2012-1A, Rule 144A1,6	(BB+, NR)	07/15/23	6.571	1,771,154
2,300	KVK CLO Ltd., 2013-1A, Rule 144A1,6	(BB, NR)	04/14/25	5.821	1,991,897
1,750	Neuberger Berman CLO XII Ltd., 2012-12AR, Rule 144A1,6	(BB, NR)	07/25/23	6.545	1,669,183
1,000	Ocean Trails CLO II, 2007-2X, Reg S1,12	(BBB-, Ba1)	06/27/22	2.671	963,012
3,000	Ocean Trails CLO V, 2014-5A, Rule 144A1,6	(BBB, NR)	10/13/26	4.246	2,778,696
1,750	OCP CLO Ltd., 2014-6A, Rule 144A1,6	(B, NR)	07/17/26	5.915	1,332,022
3,000	Octagon Investment Partners XIV Ltd., 2012-1A, Rule 144A1,6	(BB-, NR)	01/15/24	5.571	2,750,595
4,000	Octagon Investment Partners XIV Ltd., 2012-1A, Rule 144A1,6	(B, NR)	01/15/24	6.821	3,400,180
1,750	Octagon Investment Partners XXI Ltd., 2014-1A, Rule 144A1,6	(NR, Ba3)	11/14/26	6.875	1,644,509

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (continued)
Collateralized Debt Obligations
$2,000	OZLM Ltd., 2014-9A	(NR, Ba3)	01/20/27	5.437	$1,743,977
2,000	Race Point V CLO Ltd., 2011-5AR, Rule 144A1,6	(BB, NR)	12/15/22	6.337	1,949,683
2,500	Saratoga Investment Corp. CLO Ltd., 2013-1A, Rule 144A1,6	(BBB, NR)	10/20/23	3.817	2,353,761
2,500	Shackleton V CLO Ltd., 2014-5A, Rule 144A1,6	(BB-, NR)	05/07/26	4.661	2,051,683
2,000	Sound Point CLO II Ltd., 2013-1A, Rule 144A1,6	(B, NR)	04/26/25	5.820	1,585,471
2,000	Sound Point CLO IV Ltd., 2013-3A, Rule 144A1,6	(NR, Ba3)	01/21/26	4.792	1,700,815
1,400	Stewart Park CLO Ltd., 2015-1A, Rule 144A1,6,9	(NR, NR)	04/15/26	8.010	1,216,363
1,500	TICP CLO I Ltd., 2014-1A, Rule 144A1,6	(BB, NR)	04/26/26	4.820	1,226,733
1,666	Venture XII CLO Ltd., 2012-12A, Rule 144A1,6	(BB, NR)	02/28/24	5.625	1,494,722
3,000	Vibrant CLO Ltd., 2012-1A, Rule 144A1,6	(BB, NR)	07/17/24	6.615	2,942,027
750	Voya CLO Ltd., 2014-3A, Rule 144A1,6	(NR, Ba3)	07/25/26	5.320	651,342
2,250	WhiteHorse VII Ltd., 2013-1A, Rule 144A1,6	(BB-, NR)	11/24/25	5.082	1,896,195
TOTAL ASSET BACKED SECURITIES (Cost $105,804,972)					100,523,560
Number of Shares
COMMON STOCKS (0.0%)
Chemicals (0.0%)
9,785	Huntsman Corp.[5]				128,868
Gaming (0.0%)
10,150	Majestic Holdco LLC[5,13]				2,411
Printing & Publishing (0.0%)
708	F & W Media, Inc.[5,13]				60,155
TOTAL COMMON STOCKS (Cost $93,165)					191,434
SHORT-TERM INVESTMENTS (16.8%)
26,231,225	State Street Navigator Prime Portfolio, 0.22%[14]				26,231,225
Par (000)
$408,388	State Street Bank and Trust Co. Euro Time Deposit		11/02/15	0.010	408,387,711
TOTAL SHORT-TERM INVESTMENTS (Cost $434,618,936)					434,618,936
TOTAL INVESTMENTS AT VALUE (106.3%) (Cost $2,821,166,282)					2,754,146,656
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.3%)					(162,841,799)
NET ASSETS (100.0%)					$2,591,304,857

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

1  Variable rate obligations — The interest rate is the rate as of October 31, 2015.

2  This security is denominated in Euro.

3  This security is denominated in British Pound.

4  Represents unfunded loan commitments (See Note 2-I)

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2015

5  Illiquid security (unaudited).

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $199,511,622 or 7.7% of net assets.

7  Security or portion thereof is out on loan (See note 2-J).

8  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

9  Zero-coupon security.

10  Bond is currently in default.

11  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

12  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

13  Non-income producing security.

14  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2015.

INVESTMENT ABBREVIATION

NR = Not Rated (unaudited)

Forward Foreign Currency Contracts
Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD	51,765,917	EUR	45,495,500	01/15/16	Morgan Stanley	$(51,765,917)	$(50,325,318)	$1,440,599
USD	26,176,993	GBP	17,064,000	01/15/16	Morgan Stanley	(26,176,993)	(26,346,887)	(169,894)
								$1,270,705
Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value, including collateral for securities on loan of $26,231,225 (Cost $2,821,166,282) (Note 2)	$2,754,146,656[1]
Cash	85,438
Foreign currency at value (cost $12,740,599)	12,607,098
Receivable for investments sold	22,791,550
Interest receivable	13,035,363
Receivable for fund shares sold	5,565,657
Unrealized appreciation on forward currency contracts (Note 2)	1,440,599
Prepaid expenses and other assets	104,826
Total assets	2,809,777,187
Liabilities
Investment advisory fee payable (Note 3)	705,903
Administrative services fee payable (Note 3)	242,743
Shareholder servicing/Distribution fee payable (Note 3)	176,800
Payable for investments purchased	181,793,831
Payable upon return of securities loaned (Note 2)	26,231,225
Dividend payable	3,077,785
Unfunded loan commitments (Note 2-I)	2,877,698
Payable for fund shares redeemed	2,500,727
Unrealized depreciation on forward currency contracts (Note 2)	169,894
Trustees' fee payable	7,332
Accrued expenses	688,392
Total liabilities	218,472,330
Net Assets
Capital stock, $.001 par value (Note 6)	385,385
Paid-in capital (Note 6)	2,662,627,036
Accumulated net investment loss	(3,153,489)
Accumulated net realized loss on investments and foreign currency transactions	(2,614,143)
Net unrealized depreciation from investments and foreign currency translations	(65,939,932)
Net assets	$2,591,304,857
I Shares
Net assets	$2,167,954,772
Shares outstanding	322,753,809
Net asset value, offering price and redemption price per share	$6.72
A Shares
Net assets	$286,805,212
Shares outstanding	42,472,213
Net asset value and redemption price per share	$6.75
Maximum offering price per share (net asset value/(1-4.75%))	$7.09
B Shares
Net assets	$2,111,825
Shares outstanding	311,237
Net asset value and offering price per share	$6.79
C Shares
Net assets	$134,433,048
Shares outstanding	19,847,346
Net asset value and offering price per share	$6.77

1  Including $25,732,030 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Interest	$97,787,755
Dividends	4,893
Securities lending (net of rebates) (Note 2)	162,489
Total investment income	97,955,137
Expenses
Investment advisory fees (Note 3)	9,996,207
Administrative services fees (Note 3)	2,061,808
Shareholder servicing/Distribution fees (Note 3)
Class A	811,648
Class B	26,254
Class C	1,491,370
Transfer agent fees (Note 3)	1,957,329
Custodian fees	342,936
Commitment fees (Note 4)	237,579
Registration fees	167,048
Printing fees	69,624
Insurance expense	57,638
Audit and tax fees	52,806
Legal fees	37,598
Trustees' fees	28,000
Interest expense (Note 4)	3,154
Miscellaneous expense	46,346
Total expenses	17,387,345
Less: fees waived (Note 3)	(1,340,229)
Net expenses	16,047,116
Net investment income	81,908,021
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(9,867,608)
Net realized gain from foreign currency transactions	6,670,489
Net change in unrealized appreciation (depreciation) from investments	(41,533,610)
Net change in unrealized appreciation (depreciation) from foreign currency translations	700,390
Net realized and unrealized loss from investments and foreign currency related items	(44,030,339)
Net increase in net assets resulting from operations	$37,877,682

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment income	$81,908,021	$71,923,219
Net realized gain (loss) from investments and foreign currency transactions	(3,197,119)	7,234,619
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(40,833,220)	(32,310,988)
Net increase in net assets resulting from operations	37,877,682	46,846,850
From Dividends and Distributions
Dividends from net investment income
Class I	(63,287,729)	(49,008,403)
Class A	(13,110,404)	(17,437,438)
Class B	(87,197)	(124,263)
Class C	(4,925,319)	(5,533,291)
Distributions from net realized gains
Class I	(669,301)	—
Class A	(166,856)	—
Class B	(1,659)	—
Class C	(83,525)	—
Return of capital
Class I	(386,468)	—
Class A	(80,059)	—
Class B	(532)	—
Class C	(30,077)	—
Net decrease in net assets resulting from dividends and distributions	(82,829,126)	(72,103,395)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,560,226,456	1,168,016,565
Reinvestment of dividends and distributions	67,438,964	60,653,794
Net asset value of shares redeemed	(866,898,150)	(832,967,724)[1]
Net increase in net assets from capital share transactions	760,767,270	395,702,635
Net increase in net assets	715,815,826	370,446,090
Net Assets
Beginning of year	1,875,489,031	1,505,042,941
End of year	$2,591,304,857	$1,875,489,031
Accumulated net investment loss	$(3,153,489)	$(1,006,469)

1  Net of $8,404 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.86	$6.94	$6.89	$6.66	$6.72
INVESTMENT OPERATIONS
Net investment income[1]	0.29	0.28	0.30	0.34	0.43
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.08)	0.07	0.21	(0.04)
Total from investment operations	0.15	0.20	0.37	0.55	0.39
REDEMPTION FEES	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.29)	(0.28)	(0.32)	(0.32)	(0.45)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.29)	(0.28)	(0.32)	(0.32)	(0.45)
Net asset value, end of year	$6.72	$6.86	$6.94	$6.89	$6.66
Total return[4]	2.33%	2.94%	5.47%	8.51%	5.85%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,167,955	$1,343,741	$876,418	$226,027	$46,482
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.70%	—	—	—	—
Ratio of net investment income to average net assets	4.29%	4.04%	4.35%	4.99%	6.32%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.89	$6.98	$6.92	$6.69	$6.74
INVESTMENT OPERATIONS
Net investment income[1]	0.28	0.26	0.29	0.32	0.40
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.09)	0.07	0.22	(0.02)
Total from investment operations	0.14	0.17	0.36	0.54	0.38
REDEMPTION FEES	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.28)	(0.26)	(0.30)	(0.31)	(0.43)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.28)	(0.26)	(0.30)	(0.31)	(0.43)
Net asset value, end of year	$6.75	$6.89	$6.98	$6.92	$6.69
Total return[4]	2.09%	2.53%	5.33%	8.19%	5.74%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$286,805	$358,095	$456,550	$148,636	$49,439
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets excluding interest expense	0.95%	—	—	—	—
Ratio of net investment income to average net assets	4.06%	3.79%	4.13%	4.65%	5.97%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.69%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.91	$7.00	$6.93	$6.70	$6.74
INVESTMENT OPERATIONS
Net investment income[1]	0.23	0.21	0.25	0.26	0.39
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.12)	(0.09)	0.07	0.22	(0.06)
Total from investment operations	0.11	0.12	0.32	0.48	0.33
REDEMPTION FEES	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.21)	(0.25)	(0.25)	(0.37)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.23)	(0.21)	(0.25)	(0.25)	(0.37)
Net asset value, end of year	$6.79	$6.91	$7.00	$6.93	$6.70
Total return[4]	1.64%	1.77%	4.64%	7.30%	5.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,112	$3,638	$4,422	$5,185	$4,647
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense	1.70%	—	—	—	—
Ratio of net investment income to average net assets	3.34%	3.07%	3.52%	3.83%	5.80%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.91	$7.00	$6.94	$6.71	$6.75
INVESTMENT OPERATIONS
Net investment income[1]	0.23	0.21	0.24	0.27	0.37
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.09)	0.07	0.21	(0.03)
Total from investment operations	0.09	0.12	0.31	0.48	0.34
REDEMPTION FEES	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.21)	(0.25)	(0.25)	(0.38)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.23)	(0.21)	(0.25)	(0.25)	(0.38)
Net asset value, end of year	$6.77	$6.91	$7.00	$6.94	$6.71
Total return[4]	1.33%	1.77%	4.47%	7.29%	5.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$134,433	$170,015	$167,653	$75,699	$23,905
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense	1.70%	—	—	—	—
Ratio of net investment income to average net assets	3.32%	3.04%	3.40%	3.93%	5.39%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Floating Rate High Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to provide a high current income and, secondarily, capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge. Effective February 29, 2012, Class B shares of the Fund are no longer being offered for sale. Existing shareholders may continue to purchase additional Class B shares of the Fund through the reinvestment of dividends and capital gain distributions paid by the Fund. Class B shares automatically convert to Class A shares after 8 years.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Bank Loans	$—	$1,802,886,479	$213,328,562	$2,016,215,041
Corporate Bonds	—	202,597,285	400	202,597,685
Asset Backed Securities	—	100,523,560	—	100,523,560
Common Stocks	128,868	62,566	—	191,434
Short-term Investments	—	434,618,936	—	434,618,936
	$128,868	$2,540,688,826	$213,328,962	$2,754,146,656
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$1,440,599	$—	$1,440,599
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$169,894	$—	$169,894

*Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of October 31, 2015 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Bank Loans	Corporate Bonds	Asset Backed Securities	Common Stocks	Total
Balance as of October 31, 2014	$—	$750	$1,733,585	$100,061	$1,834,396
Accrued discounts (premiums)	151,314	—	1,362	—	152,676
Purchases	131,504,510	—	—	—	131,504,510
Sales	(369,389)	—	—	(133,000)	(502,389)
Realized gain (loss)	10,135	—	—	133,000	143,135
Change in unrealized appreciation (depreciation)	(1,008,514)	(350)	(90,438)	(97,650)	(1,196,952)
Transfers into Level 3	83,040,506	—	—	—	83,040,506
Transfers out of Level 3	—	—	(1,644,509)	(2,411)	(1,646,920)
Balance as of October 31, 2015	$213,328,562	400	—	$—	$213,328,962
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2015	$(1,008,514)	$(350)	$—	$—	$(1,008,864)

	Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 10/31/2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bond	$400	Vendor pricing	Single Broker Quote	NA
Bank Loans	$213,328,562	Vendor pricing	Single Broker Quote	$0.63 – $1.02
				($0.96)

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs Credit Suisse Asset Managment LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser") considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended October 31, 2015, there were no transfers in and out of Level 1 and Level 2, but there were $83,040,506 transferred out from Level 2 to Level 3 due to lack of pricing source supported by observable inputs. $1,646,920 transferred out from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$1,440,599	Unrealized depreciation on forward currency contracts	$169,894

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from foreign currency transactions*	$8,174,565	Net change in unrealized appreciation (depreciation) from foreign currency translations	$416,995

*Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The value amount of forward foreign currency contracts at the year ended October 31, 2015 is reflected in the Schedule of Investments. For the year ended October 31, 2015, the Fund held an average monthly value on a net basis of $99,494,405 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$1,440,599	$(169,894)	$—	$—	$1,270,705

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$169,894	$(169,894)	$—	$—	$—

(a)  Forward foreign currency exchange contracts are included.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund's open forward foreign currency contracts at October 31, 2015 are disclosed in the Schedule of Investments.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

I) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Schedule of Investments. As of October 31, 2015, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
Acrisure LL	05/19/22	5.250	$8,635,791

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2015, the Fund had investment securities on loan with a fair value of $25,732,030 and a related liability of $26,231,225 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2 of the fair value hierarchy. For the year ended October 31, 2015, the value of the related collateral exceeded the value of the securities loaned.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $192,673, of which $1,364 was rebated to borrowers (brokers). The Fund retained $162,489 in income from the cash collateral investment, and SSB, as

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

lending agent, was paid $28,820. Securities lending income is accrued as earned.

K) OTHER — The high yield, fixed income securities in which the fund invests will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.70% of the Fund's average daily net assets less than or equal to $100 million and 0.50% of the Fund's average daily net assets greater than $100 million. For the year ended October 31, 2015, investment advisory fees earned and voluntarily waived were $9,996,207 and $1,340,229, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $1,763,317.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $298,491.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class B and Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund's paid Rule 12b-1 distribution fees of $811,648 for Class A shares, $26,254 for Class B Share and $1,491,370 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $1,633,668, which is included within transfer agent fees on the Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $17,938 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015, the Fund had loans outstanding under the Credit Facility of $0. At

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 4. Line of Credit (continued)

October 31, 2015, and during the year ended October 31, 2015, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense
$225,745	1.378%	$17,500,000	$3,154

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $1,408,400,435 and $872,384,210, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A, and Class C shares. Class B shares are shown but not offered. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	198,305,828	$1,347,449,562	125,588,944	$872,476,682
Shares issued in reinvestment of dividends and distributions	7,651,192	52,100,200	5,958,795	41,305,420
Shares redeemed	(79,192,865)	(538,755,284)	(61,807,152)	(428,438,198)
Net increase	126,764,155	$860,794,478	69,740,587	$485,343,904
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	27,898,729	$190,531,045	34,647,617	$241,904,516
Shares issued in reinvestment of dividends and distributions	1,728,623	11,837,787	2,232,878	15,565,228
Shares redeemed net of redemption fees	(39,122,080)	(268,403,501)	(50,363,479)	(350,986,465)
Net decrease	(9,494,728)	$(66,034,669)	(13,482,984)	$(93,516,721)

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions (continued)

	Class B
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	1,381	$14,452	—	$—
Shares issued in reinvestment of dividends and distributions	6,275	43,099	13,147	92,023
Shares redeemed net of redemption fees	(222,773)	(1,531,386)	(118,815)	(830,010)
Net decrease	(215,117)	$(1,473,835)	(105,668)	$(737,987)
	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	3,224,432	$22,231,397	7,657,514	$53,635,367
Shares issued in reinvestment of dividends and distributions	503,755	3,457,878	528,231	3,691,123
Shares redeemed net of redemption fees	(8,482,444)	(58,207,979)	(7,548,814)	(52,713,051)
Net increase (decrease)	(4,754,257)	$(32,518,704)	636,931	$4,613,439

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	3	35%
Class A	4	64%
Class B	3	56%
Class C	4	64%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Captial Gain
2015	2014	2015	2014	2015	2014
$81,410,649	$71,286,758	$921,341	$816,637	$497,136	$—

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes (continued)

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of dividends payable, wash sales, forward contracts marked to market, partnership basis adjustments and income from defaulted bonds. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Ordinary income distributions payable	$(3,077,785)
Accumulated realized loss	(1,162,821)
Unrealized depreciation	(67,466,958)
$(71,707,564)

At October 31, 2015, the Fund had $1,162,821 of short-term capital loss carryforwards available to offset possible future capital gains, which will expire in 2016.

Included in the Fund's capital loss carryforward is $1,162,821, acquired in the Credit Suisse High Yield Fund merger, which is subject to IRS limitations. During the tax year ended October 31, 2015 the Fund utilized $1,162,821 of the capital loss carryforwards.

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$2,821,422,603
Unrealized appreciation	6,809,770
Unrealized depreciation	(74,085,717)
Net unrealized appreciation (depreciation)	$(67,275,947)

At October 31, 2015, the Fund reclassified $(2,644,425) from accumulated net investment income and $3,807,319 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), defaulted bonds and partnership basis adjustments. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 8. Contingencies (continued)

The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

Credit Suisse Floating Rate High Income Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Floating Rate High Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds, including the schedule of investments, as of October 31, 2015, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets of the Fund for the year ended October 31, 2014 and the financial highlights for each of the years in the four-year period ended October 31, 2014, were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Floating Rate High Income Fund as of October 31, 2015, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Floating Rate High Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) INC, DISTRIBUTOR.  FLHI-AR-1015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2015.  There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

a) through (d). The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by KPMG LLP (“KPMG”), the registrant’s current independent registered public accounting firm, and PricewaterhouseCoopers LLP (“PwC”), the registrant’s former independent registered public accounting firm.  The audit fees billed to the registrant for the fiscal year 2015 are the only fees that have been billed to the registrant by KPMG.  All other fees listed in the tables below were billed to the registrant by PwC.  For engagements with KPMG and PwC the Audit Committee approved in advance all audit services and non-audit services that KPMG and PwC provided to the registrant for its fiscal years ended October 31, 2014 and October 31, 2015.

	2014	2015
Audit Fees	$268,600	$238,500
Audit-Related Fees(1)	$15,500	$28,000
Tax Fees(2)	$27,200	$28,550
All Other Fees	—	—
Total	$311,300	$295,050

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($15,500 for 2014 and $28,000 for 2015).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that

2

provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015.

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2014 and October 31, 2015 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

(other) Iran related activities disclosure requirement.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE OPPORTUNITY FUNDS

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 6, 2016

/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Title:	Chief Financial Officer and Treasurer
Date:	January 6, 2016

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